SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒  Preliminary Proxy Statement

☐  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material pursuant to § 240.14a-12

VoIP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

VoIP, Inc.
151 So. Wymore Rd., Suite 3000
Altamonte Springs, Florida 32714

Notice of Annual Meeting of Shareholders
to be held on ______________, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of VoIP, Inc., a Texas corporation (the “Company”), will be held on ________________, 2007, at 10:00 a.m., Eastern Standard Time, at the Company's offices at 151 So. Wymore Rd., Suite 3000, Altamonte Springs, Florida 32714 for the purpose of considering and voting upon the following matters:

1. To approve the election of Anthony Cataldo, Gary Post, Stuart Kosh, and Nicholas A. Iannuzzi, Jr. to the board of directors of the Company to serve for 2007 and until their successors are elected and qualified;

2. To approve the VoIP, Inc. 2006 Equity Incentive Plan;

3. To approve the Amended and Restated Articles of Incorporation of the Company to authorize 25,000,000 shares of preferred stock (which approval does not extend to the approval of any issuances of preferred stock);

4. To approve the Amended and Restated Articles of Incorporation of the Company to increase the number of authorized shares of common stock that the Company is authorized to issue to 400,000,000 shares of common stock (which approval does not extend to the approval of the issuance of any shares of common stock);

5.  To consider and act on a proposal to approve the selection of Berkovits, Lago & Company, LLP as the Company's independent auditors for 2006; and

6. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments of the meeting.

The proxies will not be used to vote to adjourn the meeting in order to continue to solicit votes to approve the matters to be voted on. Our board of directors has no knowledge of any other business to be transacted at the annual meeting.

Our board of directors has fixed the close of business on January 16, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments of the meeting. Our stock transfer books will remain open.

A copy of our Annual Report on Form 10-KSB, including Amendments No. 1 and No. 2 related thereto, for the fiscal year ended December 31, 2005, which contains consolidated financial statements and other information of interest to shareholders, accompanies this notice and the enclosed Proxy Statement.

All shareholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors

Robert V. Staats,
Secretary

Altamonte Springs, Florida

January __, 2007

Your vote is very important. Whether or not you plan to attend the annual meeting, in order to ensure representation of your shares, please promptly complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. No postage need be affixed if the proxy card is mailed in the United States.

VoIP, INC.
151 So. Wymore Rd., Suite 3000
Altamonte Springs, Florida 32714

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON ______________

TABLE OF CONTENTS

SUMMARY	1

INFORMATION ABOUT SOLICITATION AND VOTING	1

INFORMATION ABOUT THE ANNUAL MEETING	1

PROPOSAL NO. ONE: ELECTION OF DIRECTORS	5

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS' MATTERS	6

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7

MANAGEMENT	9

EXECUTIVE COMPENSATION	10

TRANSACTIONS WITH RELATED PERSONS, PROMOTORS AND CERTAIN CONTROL PERSONS	15

STOCK PERFORMANCE GRAPH	16

PROPOSAL NO. TWO: TO APPROVE THE COMPANY'S 2006 EQUITY INCENTIVE PLAN	17

PROPOSAL NO. THREE: TO APPROVE THE COMPANY'S AMENDED AND RESTATED
ARTICLES OF INCORPORATION TO AUTHORIZE 25,000,000 SHARES OF PREFERRED STOCK	20

PROPOSAL NO. FOUR: TO APPROVE THE COMPANY'S AMENDED AND RESTATED
ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 400,000,000 SHARES OF COMMON STOCK	32

PROPOSAL NO. FIVE: TO APPROVE THE SELECTION OF BERKOVITS,
LAGO & COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2006	37

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	38

AVAILABLE INFORMATION	38

SUMMARY

The Company

VoIP, Inc.
151 So. Wymore Rd., Suite 3000
Altamonte Springs, FL 32714
(407) 389-3232

We are an emerging global provider of advanced communications services utilizing Voice over Internet Protocol (“VoIP”) technology. Internet Protocol telephony is the real time transmission of voice communications in the form of digitized “packets” of information over the Internet or a private network, similar to the way in which e-mail and other data is transmitted. VoIP services allow consumers and businesses to communicate at reduced costs compared to legacy telephony networks. For more information on the Company, see our 2005 Annual Report on Form 10-KSB, as amended, which accompanies this Proxy Statement.

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of VoIP, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held on ______________ at 10:00 a.m., Eastern Time, at 151 So. Wymore Road, Suite 3000, Altamonte Springs, Florida 32714 and at any adjournment or adjournments of the annual meeting.

The notice of meeting, this Proxy Statement, the enclosed proxy card, our 10-Q for the quarter ended September 30, 2006 and our annual report to shareholders for the year ended December 31, 2005 which includes a copy of our Annual Report on Form 10-KSB for the same fiscal year, as amended, as filed with the Securities and Exchange Commission (the “SEC”), including financial statements and schedules, but excluding exhibits are first being sent or given to shareholders on or about _______, 2007. We will, upon written request of any shareholder who has not otherwise received a copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2005, furnish without charge a copy of that annual report on Form 10-KSB (including amendments thereto), including financial statements and financial statement schedules, but excluding exhibits, as filed with the SEC. Please address your request to VoIP, Inc., 151 So. Wymore Rd., Suite 3000, Altamonte Springs, FL 32714, Attention: Robert Staats, Chief Accounting Officer. Exhibits will be provided upon written request and payment of an appropriate processing fee.

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

________________________________, 10:00 a.m. Eastern Standard Time

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at VoIP, Inc., 151 So. Wymore Road, Suite 3000, Altamonte, Springs, Florida 32714

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

At the annual meeting and any adjournment or adjournments of the annual meeting, our shareholders will be asked to consider and vote upon the following matters:

1. To approve the election of Anthony Cataldo, Gary Post, Stuart Kosh and Nicholas A. Iannuzzi, Jr. to the board of directors of the Company to serve for 2007 and until their successors are elected and qualified;

2. To approve the VoIP, Inc. 2006 Equity Incentive Plan;

3. To approve the Amended and Restated Articles of Incorporation of the Company to authorize 25,000,000 shares of preferred stock (which approval does not extend to the approval of any issuances of shares of preferred stock);

4. To approve the Amended and Restated Articles of Incorporation of the Company to increase the number of authorized shares of common stock that the Company is authorized to issue to 400,000,000 shares of common stock (which approval does not extend to the approval of any issuance of any shares of common stock); and

5. To consider and act on a proposal to approve the selection of Berkovits, Lago & Company, LLP as the Company's independent auditors for 2006; and

6. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments of the meeting.

The proxies will not be used to vote to adjourn the meeting in order to continue to solicit votes to approve the matters to be voted on.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on January 16, 2007 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On January 16, 2007, there were ____________ shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to Securities Transfer Corporation, P.O. Box 701629, Dallas, Texas 75370. A pre-addressed, postage-paid envelope is provided for this purpose.

For each item of business, you may vote “FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

•	“FOR” the election of the four directors to serve for 2007 and until their successors are elected and qualified;

•	“FOR” the approval of the Company's 2006 Equity Incentive Plan;

•
“FOR” the approval of the Amended and Restated Articles of Incorporation of the Company to authorize 25,000,000 shares of preferred stock (which approval does not extend to the approval of any issuances of shares of preferred stock);

•
“FOR” the approval of the Amended and Restated Articles of Incorporation of the Company to increase the number of shares of common stock that the Company is authorized to issue to 400,000,000 shares of common stock (which approval does not extend to the approval of any issuances of shares of common or preferred stock); and

•	“FOR” the approval of the selection of Berkovits, Lago & Company, LLP as the Company's independent auditors for 2006.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the special meeting by:

1. Submitting another proxy by mail with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to VoIP, Inc. 151 So. Wymore Road, Suite 3000, Alamonte Spring, Florida 32714: Attention Robert Staats; or

3. Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE SPECIAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company's common stock entitled to vote at the annual meeting present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions, withholding of a vote and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

On January 16, 2007, the record date for determination of shareholders entitled to vote at the annual meeting, there were outstanding and entitled to vote __________ shares of our common stock. The holders of a majority of our common stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Common stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the annual meeting. When we refer to “broker non-votes,” we mean common stock held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote the common stock as to a particular matter.

•
The election of Anthony Cataldo, Gary Post, Stuart Kosh, and Nicholas A. Iannuzzi, Jr to the board of directors for 2007 will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting. Therefore, an abstention or withholding of a vote will not be counted for the purpose of determining whether the requisite vote has been obtained and will have no effect on the outcome of the vote.

•
The adoption of the 2006 Equity Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting. Therefore, an abstention or withholding of a vote will not be counted for the purpose of determining whether the requisite vote has been obtained and will have no effect on the outcome of the vote.

•
The proposal to approve the selection of Berkovits, Lago & Company, LLP as the Company's independent auditors for 2006 will require the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting. Therefore, an abstention or withholding of a vote will not be counted for the purpose of determining whether the requisite vote has been obtained and will have no effect on the outcome of the vote.

•
The proposal to approve the Amended and Restated Articles of Incorporation to authorize 25,000,000 shares of preferred stock (which approval does not extend to the approval of any issuances of shares of preferred stock) and the proposal to approve the Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company's common stock to 400,000,000 shares (which approval does not extend to the approval of any issuance of shares of common stock) require the affirmative vote of at least a majority of the Company's outstanding shares of Common Stock. Therefore, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against the proposals to approve the Amended and Restated Articles of Incorporation.

Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter. Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

DISSENTER'S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposal described in this Proxy Statement for which Texas law, our Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.

HOUSEHOLDING OF PROXY MATERIALS.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” Proxy Statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: VoIP, Inc., 151 So. Wymore Rd., Suite 3000, Altamonte Springs, FL 32714, phone: (407) 389-3232, Attention: Robert Staats. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING IN 2008.

Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for consideration at our annual meeting of shareholders in 2008 must be received by us within a reasonable time before the Company begins to print and mail the Proxy Statement in order to be considered timely for purposes of Rule 14a-8 under the Exchange Act. The persons designated in our proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which we do not receive timely notice. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for our annual meeting of shareholders in 2008 must be received by our corporate secretary at our principal offices by December 31, 2007.

OTHER MATTERS.

Our board of directors knows of no other business which will be presented for consideration at the annual meeting other than those matters described above. However, if any other business should come before the annual meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, we will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and we will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

PROPOSAL NO. ONE:
APPROVAL OF THE ELECTION OF DIRECTORS

(ITEM ONE ON THE PROXY CARD)

Our board of directors presently consists of three directors. After the annual meeting, we expect that our board of directors will consist of four directors elected annually for a one year term. The persons named in the enclosed proxy will vote to elect as directors Mr. Anthony Cataldo, Mr. Gary Post, Mr. Stuart Kosh and Mr. Nicholas A. Iannuzzi, Jr., unless the proxy is marked otherwise. The directors will be elected at the upcoming annual meeting and will serve until the annual meeting of shareholders to be held in fiscal year 2008 and until their respective successors have been elected and qualified.

Each of the nominees has indicated his willingness to serve if elected. However, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. Our board of directors has no reason to believe that any nominee will be unable to serve if elected.

Current Members of the Board

The Board of Directors

Each member of our board of directors, including the nominees for election as director, have provided the following information: age; all positions or offices, including committee memberships held; length of service as a director of the Company; principal occupation and business experience for at least the past five years; and the names of other public reporting companies of which the director serves as a director.

The members of our board of director are identified below.

Name	Age	Position with Company	Director Since

Anthony Cataldo	55	Chairman and Chief Executive Officer	September 2006

Gary Post	58	Director	May 2006

Stuart Kosh	50	Director	January 2006

There are no family relationships among any of our directors, nominees for director and executive officers.

Nominees for Election to the Board of Directors

The nominees for election to our board are listed below.

Anthony J. Cataldo, age 55, became our Chief Executive Officer and Chairman in September 2006. During the past five (5) years, Mr. Cataldo has served as non-executive chairman of the board of directors of BrandPartners Group, Inc. (OTC BB:BPTR), a provider of integrated products and services dedicated to providing financial services and traditional retail clients with turn-key environmental solutions from October 2003 through August 2006. Mr. Cataldo also served as non-executive co-chairman of the board of MultiCell Technologies, Inc. (OTC BB: MUCL), a supplier of functional, non-tumorigenic immortalized human hepatocytes from February 2005 through July 2006. Mr. Cataldo has also served as executive chairman of Calypte Biomedical Corporation (AMEX: HIV), a publicly traded biotechnology company, involved in the development and sale of urine based HIV-1 screening tests from May 2002 through November 2004. Prior to that, Mr. Cataldo served as the Chief Executive Officer and Chairman of the Board of Directors of Miracle Entertainment, Inc., a Canadian film production company, from May 1999 through May 2002 where he was the executive producer or producer of several motion pictures. From August 1995 to December 1998, Mr. Cataldo served as President and Chairman of the Board of Senetek, PLC (OTC BB:SNTKY), a publicly traded biotechnology company involved in age-related therapies.

Gary Post, age 58, became our President, Chief Executive Officer and Chairman in May 2006 and served in this capacity until September 2006. Mr. Post continues to serve on our board of directors. Since 1999, Mr. Post has been a Managing Director and investment Principal of Ambient Advisors, LLC (“Ambient”), a venture investment and management company. In his capacity as Managing Director at Ambient, Mr. Post has acted as an interim Chief Executive Officer and/or a director for two private early- to mid-stage companies in which Ambient had invested since April 2002, and at OPMI Funding, Inc., a company that acquired in July 2002 the assets of Opticon Medical, Inc., a public medical device company. Since March 2006, he has also been a director of Oxis International, Inc. (OXIS:BB). Prior to Ambient, he served as First Vice President at Drexel Burnham Lambert; Vice President at Kidder Peabody; Managing Director at Houlihan, Lokey, Howard and Zukin; and Director of Research and Consultant at McKinsey & Company. Mr. Post holds an MBA from the UCLA Graduate School of Management and an AB in Economics from Stanford University.

Stuart Kosh, age 50, moved to Florida in 1978 to join his father and brother at Kosh Ophthalmic, Inc., a wholesale optical laboratory with annual sales of $15 million, where he managed 100 employees. In 1998, the company was sold to Essilor of America, and Mr. Kosh maintains his position as General Manager. His leadership roles have included involvement with the Big Brothers Big Sisters Program of Broward County as a mentor to needy youth. For the past 15 years, Mr. Kosh has been involved with the National Multiple Sclerosis Society. He has served on its board and chairs its annual golf tournament fundraiser. Presently he is serving on the Temple Dor Dorim Board of Directors.

Nicholas A. Iannuzzi, Jr., age 40, is a partner in the law firm of Rothenberg, Estner, Orsi, Arone and Grumbach, LLP of Wellesley, Massachusetts, where he has worked since 2002. From 1997 to 2002, Mr. Iannuzzi maintained his own law practice in Boston, Massachusetts. Mr. Iannuzzi specializes in the areas of corporate and contract law, civil litigation and real estate. He serves as general counsel to numerous corporations and has advised his clients on various business matters and transactions, including major acquisitions and sales of businesses. Mr. Iannuzzi is a graduate of Boston College and received his J.D. from the Suffolk University Law School.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF
THE PROPOSAL TO ELECT ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS' MATTERS

Board of Directors and Committee Meetings; Committees of the Board

During the fiscal year ended December 31, 2004 and through October 2005, Mr. Steven Ivester was the sole director of the Company; consequently, formal board and committee meetings were not held during that time. One formal meeting of the board of directors was held in December 2005. During the fiscal year ending December 31, 2006, there were six board meetings.

Because Mr. Ivester was the only director of the Company, he performed the functions of the audit committee. Mr. Ivester was not an “audit committee financial expert,” as defined by the SEC. Upon identification of the requisite number of suitable candidates, the Company plans to establish an audit committee of independent directors. During the fiscal years ended December 31, 2004 and 2005, the Company did not have a standing compensation or nominating committee. Existing board of directors members participate in the selection of director nominees, with the general objective of achieving a balance of experience, knowledge, integrity and capability on the board. A nominating committee is not considered necessary due to the small size of the company and of our board.

Upon election of the nominees for director, the Company plans to establish a compensation committee consisting of two or more independent directors. The compensation committee will operate pursuant to a written charter. Upon the election of the nominees for director, the Company plans to establish an audit committee consisting of two or more independent directors. The audit committee will operate pursuant to a written charter.

We do not presently have a policy with respect to attendance by the directors at the annual meetings of shareholders.

Procedures for Director Nominations

Neither our Articles of Incorporation nor our Bylaws contain any procedures whereby shareholders may recommend nominees for director. We do not pay and do not anticipate paying any fees to third parties for identifying or evaluating candidates for director.

Communications with Directors

Our board of directors does not provide a formal process by which shareholders may send communications to the board of directors. The Company does not at this time anticipate instituting such a process. However, shareholders may communicate with us or request information at any time by contacting Robert Staats, Chief Accounting Officer, at (407) 389-3232.

Compensation of Directors

In connection with their service on our board of directors, each non-employee director elected by the shareholders will receive 300,000 shares of our common stock per year. Also, each non-employee director receives $2,500 per board meeting or board committee meeting attended either by telephone or personally.

Code of Ethics

At the board of directors meeting following the annual meeting, it is anticipated that we will adopt a Code of Business Conduct and Ethics, within the meaning of Item 406(b) of Regulation S-K that applies to the Company's directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. Upon adoption, a complete copy of the proposed Code of Ethics will be posted at our website at www.voipincorporated.com under “Investor Info.” Any amendments to, or waivers of, the Code of Ethics will be promptly disclosed on our website.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth information as of December 11, 2006, except as otherwise noted, with respect to the beneficial ownership of our common stock and is based on 99,443,034 shares of common stock issued and outstanding as of December 11, 2006:

•	Each person known by the Company to own beneficially more than five percent of our outstanding common stock;

•	Each director and prospective director of the Company;

•	The Company's Chief Executive Officer and each person who serves as an executive officer of the Company; and

•	All executive officers and directors of the Company as a group.

The number of shares beneficially owned by each shareholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days, except as otherwise noted, through the exercise or conversion of any stock option, warrant, preferred stock or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person or entity.

The address for each of our officers and directors is c/o VoIP, Inc., 151 South Wymore Road, Suite 3000, Altamonte Springs, Florida 32714.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Ownership of Common Stock (1,2)
WQN, Inc. (3)	20,820,580	18.2%
14911 Quorum Drive, Suite 140
Dallas, Texas 75240

Nicholas Iannuzzi **	7,355	*
Stuart Kosh (4)	2,009,727	2.0%
Shawn Lewis (5,6)	8,265,730	8.1%
Gary Post (7)	3,300,000	3.2%
Robert Staats (8)	275,000	*
Anthony Cataldo (6)	*	*

All directors and executive officers as a	12,627,939	12.0%
group (6 persons) (9)

* Less than one percent.

** Director nominee.

(1)
The Company has issued 99,443,034 shares of common stock; and a total of 100,000,000 shares are authorized. Additional assumed issuances of common stock resulting from the exercise of options and/or warrants and/or the conversion of debt are subject to the authorized limit.

(2)	Based upon 99,443,034 shares of common stock issued and outstanding as of December 11, 2006.

(3)
Consists of 5,787,429 shares of common stock and 15,033,151 shares issuable upon conversion of a convertible promissory note. Conversion shares were calculated by dividing (i) the sum of the note principal of $3,700,000 and interest at 6% from 1/3/06 through 12/11/06 by (ii) the effective common share conversion price of $0.26 per share.

(4)	Consists of (a) 1,347,227 shares of common stock; (b) currently exercisable options to purchase 156,250 shares of common stock; and (c) warrants to purchase 506,250 shares of common stock.

(5)	Consists of 6,230,512 shares of common stock and currently exercisable options to purchase 2,035,218 shares of common stock.

(6)
Pursuant to the Company’s employment agreements with Mr. Lewis and Mr. Cataldo, each is entitled to 10,000,000 stock options, which options may be granted by the Board of Directors only upon the authorization of a sufficient number of underlying shares of common stock. These stock options are not included with the shares, if any, reported as beneficially owned herein.

(7)	Consists of (a) 300,000 shares of common stock; (b) currently exercisable options to purchase 1,500,000 shares of common stock; and (c) warrants to purchase 1,500,000 shares of common stock.

(8)	Consists of warrants to purchase 125,000 shares of common stock and currently exercisable options to purchase 150,000 shares of common stock.

(9)	Represents the combined beneficial ownership as of December 11, 2006, of the executive officers and the Company’s three outside directors and one director nominee (a total of six persons).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports of their ownership and changes in ownership of our securities. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of such reports and written representations that no other reports were required, we believe that all filing requirements applicable to our officers, directors and greater than 10% shareholders were satisfied during the years ended December 31, 2005, except as noted below:

• Seventeen (17) Forms 4 required under Section 16(a) were filed late by Mr. Steven Ivester, and Mr. Ivester noted in reports filed by him that he had realized certain “short swing profits,” all of which have been repaid to the Company. Two Forms 4 were filed late by Mr. Bill Burbank; one Form 4 was filed late by Mr. David Sasnett; and one Form 4 was filed late by Mr. John Todd. In addition, Forms 3 were filed late by each of Mr. Gary Post, Mr. David Ahn, Mr. Robert Staats, Mr. Bill Burbank, Mr. David Sasnett, and WQN, Inc.

MANAGEMENT
Executive Officers of the Registrant

The following table sets forth information concerning our executive officers and directors as of the periods set forth below:

Name	Age	Position with Company	Dates

Anthony Cataldo	55	Chairman and Chief Executive Officer	September 2006 to present

Shawn M. Lewis	38	Chief Operating Officer; Chief Technology Officer	May 2005 to present

Robert V. Staats	52	Chief Accounting Officer	May 2006 to present

Anthony J Cataldo. Please see Mr. Cataldo's biography on page 5.

Shawn M. Lewis oversees all of our technological and engineering activities. Mr. Lewis founded and was the President and CEO of Caerus, Inc. and its three subsidiaries, Volo Communications, Inc., Caerus Networks, Inc., and Caerus Billing & Mediation, Inc. from 2001 to 2005. We acquired Caerus, Inc. in May 2005 at which time Mr. Lewis became our Chief Technology Officer. Mr. Lewis also became our Chief Operating Officer in July 2006. Prior to Caerus, Mr. Lewis co-founded XCOM Technologies, a competitive local exchange carrier, where he served in an executive capacity and led the development of patents for the first softswitch and SS7 Media Gateway. XCOM Technologies was sold to Level 3 in 1998. His next venture, set-top box vendor River Delta, was sold to Motorola. His most recent venture, Caerus, Inc., empowers carriers and service providers to begin selling advanced Voice over Internet Protocol related services. In 2004, Mr. Lewis pled guilty to a felony drug possession offense and received probation. Mr. Lewis was recently engaged in a Chapter 11 bankruptcy in Orlando, Florida.

 Robert V. Staats has been the Director of Finance of the Company's Caerus, Inc. unit since June 2005 and became our Chief Accounting Officer in May 2006. Mr. Staats brings 30 years of financial management experience to the Company including during the past six years, CFO or Controller responsibilities at three startup telecommunications companies (including the Company). From 1996 to 2000, Mr. Staats was the Director, Finance with the telecommunications company Electric Lightwave, Inc. Before that at PacifiCorp (then a $3.4 billion company) he was Director of Financial Reporting and Accounting, responsible for consolidated financial statements and SEC reporting. Mr. Staats also has five years' experience with KPMG Peat Marwick. He graduated with high honors from the University of Washington with a bachelor's degree in Accounting and is a member of the Washington Society of Certified Public Accountants and the American Society of Certified Public Accountants. Mr. Staats was recently engaged in a Chapter 13 bankruptcy in Orlando, Florida.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to the compensation for the last three fiscal years of our Chief Executive Officer and each person who served as an executive officer of our Company during the last three fiscal years and whose total annual salary and bonus exceeded $100,000 (the “Named Executive Officers”). In accordance with the rules of the SEC, the compensation set forth in the table below does not, unless otherwise noted, include medical, group life or other benefits that are available to all of our salaried employees, and perquisites and other personal benefits, securities or property that do not exceed the lesser of $50,000 or 10% of the total annual salary and bonuses for each of the individuals shown in the table.

Summary Compensation Table

	Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Securities Underlying Options or Warrants	All Other Compensation
Steven Ivester(1) Former Chief Executive Officer	2005 2004 2003	$231,722 125,000 —	$250,000 — —	— — —	$33,563 2,475 —

Bill Burbank(2) Former Chief Operating Officer	2005 2004 2003	— 146,156 2,116	1,923 — —	— — —	— — —

Osvaldo Pitters(3) Former Chief Financial Officer; Former Senior Vice President of Finance	2005 2004 2003	100,000 50,000 —	1,923 — —	— — —	— — —

Shawn Lewis Chief Technology Office; Chief Operating Officer	2005 2004 2003	115,385 — —	37,115 — —	— — —	— — —

B. Michael Adler(4) Former Chairman; Chief Executive Officer	2005 2004 2003	48,738 — —	2,769 — —	— — —	— — —

(1)	Mr. Ivester resigned his position as Chief Executive Officer in October 2005 and his position as director in December 2005.

(2)	Mr. Burbank resigned his position in January 2006.

(3)	Mr. Pitters resigned his position in March 2006.

(4)	Mr. Adler resigned his position as Chairman, Chief Executive Officer and Director in May 2006.

Option / SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/SARs Granted		% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price	Expiration Date	Grant Date Value
B. Michael Adler(1)	500,000	(5)	12.3%	$1.56	October 18, 2015	$435,000
Former Chief Executive Officer	500,000	(6)	12.3%	$1.50	October 18, 2010	$480,000

Hal Bibee(2)	500,000	(5)	12.3%	$1.56	November 22, 2015	$420,000
Former President	1,000,000	(6)	24.5%	$1.50	November 22, 2010	$930,000

David Sasnett(3)	300,000	(5)	7.4%	$1.53	October 18, 2015	$261,000
Former Chief Financial Officer	450,000	(6)	11.0%	$1.53	October 18, 2010	$432,000

Bill Burbank(4)	500,000	(6)	12.3%	$1.50	October 18, 2010	$480,000
Former Chief Operating Officer

(1)	Mr. Adler resigned his position as Chairman and Chief Executive Officer in May 2006.

(2)	Mr. Bibee resigned his position as President in May 2006.

(3)	Mr. Sasnett resigned his position as Chief Financial Officer in May 2006.

(4)	Mr. Burbank resigned his position as Chief Operating Officer in January 2006.

(5)	Represents options granted.

(6)	Represents warrants granted.

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

	Shares Acquired on	Value	Number of Securities Underlying Exercised Options/SARs at FY-End		Value of Unexercised In-the-Money Options/SARs at FY End
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

B. Michael Adler(1)	-	$-	625,000	375,000	$-	$-
Former Chief Executive Officer

Hal Bibee(2)	-	$-	1,125,000	375,000	$-	$-
Former President

David Sasnett(3)	-	$-	525,000	225,000	$-	$-
Former Chief Financial Officer

Bill Burbank(4)	-	$-	750,000	250,000	$-	$-
Former Chief Operating Officer

Osvaldo Pitters(5)	-	$-	250,000	250,000	$52,500	$52,500
Former Senior VP of Finance

(1)	Mr. Adler resigned his position as Chairman and Chief Executive Officer in May 2006.

(2)	Mr Bibee resigned his position as President in May 2006.

(3)	Mr Sasnett resigned his position as Chief Operating Officer in May 2006.

(4)	Mr. Burbank resigned his position as Chief Operating Officer in January 2006.

(5)	Mr. Pitters resigned his position as Senior Vice President of Finance in May 2006.

The Company's current Stock Option Plan (the "2004 Option Plan") provides for the grant to eligible employees and directors of options for the purchase of common stock. The 2004 Option Plan covers, in the aggregate, a maximum of 4,000,000 shares of common stock and provides for the granting of both incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986) and nonqualified stock options (options which do not meet the requirements of Section 422). Under the 2004 Option Plan, the exercise price may not be less than the fair market value of the Common Stock on the date of the grant of the option.

The board of directors administers and interprets the 2004 Option Plan and is authorized to grant options thereunder to all eligible employees of the Company, including officers. The board of directors designates the optionees, the number of shares subject to the options and the terms and conditions of each option. Each option granted under the 2004 Option Plan must be exercised, if at all, during a period established in the grant which may not exceed 10 years from the later of the date of grant or the date first exercisable. An optionee may not transfer or assign any option granted and may not exercise any options after a specified period subsequent to the termination of the optionee's employment with the Company.

The board of directors is proposing a new equity incentive plan. See PROPOSAL NO. TWO.

Employment, Change of Control and Severance Arrangements

In September 2006, we entered into an employment agreement with Mr. Cataldo, our Chairman and Chief Executive Officer. The Agreement is for a term of three (3) years and provides for, among other things: (i) annual base compensation to Mr. Cataldo of $250,000, (ii) a monthly vehicle allowance of $1,500, and (iii) a quarterly bonus of $15,000. The Agreement also provides for the award of 10,000,000 stock options which can only be issued upon sufficient underlying shares of common stock being authorized and available which would require shareholder approval. The options will be exercisable to purchase 10,000,000 shares of the Company's common stock at $0.01 a share for a period of five (5) years from the effective date of the Agreement.  The options contain a cashless exercise provision and certain anti-dilution protections. Mr. Cataldo was also granted cost free piggyback registration rights with respect to the common stock underlying the options. Pursuant to the employment agreement, Mr. Cataldo is entitled to receive additional options during the term of the Agreement to assure that he has the right to exercise options to maintain a minimum of 5% beneficial ownership of the Company's issued and outstanding shares of common stock.

In May 2006, we entered into an employment agreement with Mr. Lewis, the Company's Chief Technology Officer. This agreement was modified in July 2006 to add the title Chief Operating Officer, and the initial term was extended to December 31, 2007 (unless terminated earlier pursuant to its terms). Mr. Lewis receives an annual salary of $200,000, a monthly car allowance of $1,500, and is eligible to participate in the Company's various benefit plans that are available to other executive officers of the Company. Mr. Lewis is also eligible to receive performance-based stock options under the Company's stock option plan, based on the Company's profitability and other measures as determined by the board of directors and Mr. Lewis. Mr. Lewis will be entitled to receive severance payments if his employment is terminated in certain circumstances, including in connection with a change of control of the Company. The employment agreement contains customary confidentiality and non-competition covenants. In September 2006, we entered into an amended employment agreement with Mr. Lewis, whereby the term of Mr. Lewis' agreement was extended for a period of three (3) years from the effective date of the Amended Agreement. The Amended Agreement also provides for: (i) an increase in annual base compensation from $200,000 to $250,000, and (ii) the award of 10,000,000 stock options to be issued upon sufficient underlying shares of common stock being authorized and available. The options will be exercisable to purchase 10,000,000 shares of the Company's common stock at $0.01 a share for a period of five (5) years. The options contain a cashless exercise provision and certain anti-dilution protections. Mr. Lewis was also granted cost free piggyback registration rights with respect to the common stock underlying the options. The Amended Agreement also provides that Mr. Lewis has the right to receive additional options during the term of the Agreement to assure that he has the right to exercise options to maintain a minimum of 8% beneficial ownership of the Company's issued and outstanding shares of common stock.

In May 2006 we entered into an employment agreement with Gary Post who became our President, Chief Executive Officer and Chairman and served in this capacity until September 2006. During his employment with the Company Mr. Post served under an employment agreement. The employment agreement was for a term of three years (unless terminated earlier pursuant to its terms) and provided for a salary of $16,667 per month through December 31, 2006, increasing to $18,000 per month on January 1, 2007. Upon execution of the agreement, Mr. Post was issued 300,000 shares of restricted common stock, warrants to purchase 1,500,000 shares of the Company's common stock at a purchase price of $1.00 per share, and non-qualified stock options to purchase 1,500,000 shares at $1.00 per share.

In May 2006 we entered into an employment agreement with Robert Staats who became our Chief Accounting Officer. The agreement is for a term of three years (unless terminated earlier pursuant to its terms). Mr. Staats receives a salary of $11,667 per month through December 31, 2006, increasing to $12,917 per month on January 1, 2007. Upon execution of the agreement, Mr. Staats was issued options to purchase 100,000 shares of the Company's common stock at a purchase price equal to $1.02 per share, and 150,000 warrants issued ratably over the six months following execution of the agreement at prices equal to the closing price of the common stock at the end of each such month. Mr. Staats will also be able to receive option grants on a yearly basis, as determined by the board of directors. Mr. Staats is eligible to participate in the Company's various benefit plans that are available to other executive officers of the Company.

In May 2006, we entered into an employment agreement with David Ahn who became our Vice President - Corporate Planning. Mr. Ahn's employment with us was terminated in September 2006. The employment agreement was for a term of three years (unless terminated earlier pursuant to its terms). The employment agreement also provided that Mr. Ahn would receive a salary of $8,500 per month through December 31, 2006, increasing to $10,000 per month beginning January 1, 2007. Upon execution of the agreement, Mr. Ahn was issued warrants to purchase 500,000 shares of the Company's common stock and options to purchase 500,000 shares of the Company's common stock at a purchase price equal to $1.00 per share. The employment agreement also provided that Mr. Ahn would be able to receive option grants on a yearly basis, as determined by the board of directors.

Steven Ivester resigned from his position as our Chief Executive Officer on October 18, 2005 and on that date entered into a three-year consulting agreement with our Company, whereby Mr. Ivester provided general business strategy, financing and product development advice. This agreement provided for the payment of fees and a car allowance totaling $230,000 annually. This agreement was terminated in September 2006. Mr. Ivester was entitled to receive a lump sum payment of any amounts due on the unexpired term of this agreement if the agreement was terminated under certain circumstances.

On October 18, 2005, we entered into an employment agreement with Mr. Adler, who became our Chief Executive Officer and served in this capacity until May 2006. This agreement, which has been terminated, was for a term of three years (unless terminated earlier pursuant to its terms). Upon execution of the agreement, Mr. Adler was issued 500,000 shares of restricted common stock and warrants to purchase 500,000 shares of common stock, at a price of $1.50 per share. In addition, Mr. Adler was granted non-qualified stock options to purchase 500,000 shares of common stock at an exercise price of $1.56.

On October 18, 2005, we entered into an employment agreement with Mr. Sasnett, who became our Chief Financial Officer and served in this capacity until May 2006. This agreement, which has since been terminated, was for a term of three years (unless terminated earlier pursuant to its terms). The agreement provided that Mr. Sasnett was to receive a salary of $10,416.66 per month through December 31, 2005, and would receive a salary of $12,083.33 per month during the year ending December 31, 2006, $13,750 per month during the year ending December 31, 2007 and $15,416.67 per month during the year ending December 31, 2008, provided the agreement is in effect. Upon execution of the agreement, Mr. Sasnett was granted non-qualified stock options to purchase 300,000 shares of common stock, at an exercise price of $1.53 per share. Mr. Sasnett was issued warrants to purchase 300,000 shares of common stock, at an exercise price of $1.53 per share and was granted additional warrants to purchase an aggregate of 150,000 shares of common stock, at a price of $1.53 per share, in six monthly increments beginning in November 2005.

On October 18, 2005, we entered into an employment agreement with Mr. Burbank, pursuant to which he served as our Chief Operating Officer. Mr. Burbank resigned as our Chief Operating Officer in January 2006. This agreement was for a term of three years (unless terminated earlier pursuant to its terms) and provided for a salary of $12,500.00 per month through December 31, 2005, and $15,000.00 per month thereafter. Upon execution of the agreement, Mr. Burbank was issued 500,000 shares of restricted common stock and issued warrants to purchase 500,000 shares of common stock at a purchase price of $1.50.

On November 22, 2005, we entered into an employment agreement with Mr. Bibee, who became our President. Mr. Bibee resigned as our President in May 2006. This agreement was for a term of three years (unless terminated earlier pursuant to its terms). Mr. Bibee received a salary of $13,750.00 per month through December 31, 2005 and received an annual salary of $180,000 thereafter. Upon execution of the agreement, Mr. Bibee was granted non-qualified stock options to purchase 500,000 shares of common stock at an exercise price of $1.56 and was issued warrants to purchase 1,000,000 shares of the Company's common stock, at a price of $1.50 per share. Mr. Bibee will be entitled to receive severance payments if his employment is terminated in certain circumstances.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

In October 2005, the Company purchased all of the assets of WQN, Inc. Mr. Adler, our former chairman and chief executive officer, was the Chief Executive Officer of WQN, Inc. and owns approximately 37% of WQN's outstanding common stock. In connection with the transaction, the Company, through an acquisition subsidiary, purchased the assets for a purchase price consisting of (1) a note in the principal amount of $3,700,000 (the “Note”), (2) 1,250,000 shares of the Company's restricted common stock and (3) a warrant to purchase 5,000,000 shares of the Company's common stock at an exercise price of $ $0.001 per share (the “Warrant”). The Note accrues interest at the rate of 6% per annum. In addition, the Company issued WQN, Inc. an additional 500,000 shares of restricted common stock relating to the difference between the amount of accounts receivable transferred in the transaction and the accounts payable. The Note is convertible into common stock or preferred stock (at such time that a series of preferred stock is established). If a series of preferred stock is established, the Note will automatically convert into preferred stock. However, the Note is convertible, at the option of WQN, Inc., into common stock. The Warrant was exercised for common stock. Pursuant to the asset purchase agreement between the Company and WQN, the Company is required to hold a meeting of its shareholders in order to authorize a class of preferred stock that can be used to satisfy the conversion features of the Note.

As of December 31, 2004 the Company owed a shareholder $560,000 under a note payable bearing interest at 3.75% and maturing December 31, 2005. The Company owed Steven Ivester $1,000,000 as of December 31, 2005 under a note payable bearing interest at 3.75% and maturing December 31, 2005. The loan to Mr. Ivester was repaid by the Company in January 2006.

The Company and Mr. Ivester entered into a consulting agreement on October 18, 2005, which the Company terminated in October 2006. Pursuant to the consulting agreement, Mr. Ivester provided general business strategy, financing and product development advice. Mr. Ivester received $200,000 per year for his services under the consulting agreement, as well as a $2,500 per month vehicle allowance. Mr. Ivester was eligible to receive bonuses and participate in the Company's stock option plan, as determined by the board of directors.

Please see “Employment, Change of Control and Severance Arrangements” above for a discussion of arrangements and or employment agreements with our current and former executive officers.

Promoters

On February 27, 2004, the Company issued and sold 12,500,000 shares of common stock to Steven Ivester in exchange for cash of $12,500 and his agreement to contribute the intellectual property rights and related assets of two start-up companies formed to engage in the telecommunications industry. The shares issued represented approximately 88% of the shares outstanding after the exchange, as a result of which Mr. Ivester became the controlling shareholder of the Company. However, as of October 23, 2006, Mr. Ivester currently beneficially owns less than five percent of the Company's issued and outstanding shares of common stock.

On May 25, 2004 (but effective for all purposes as of April 15, 2004), the Company completed the acquisition of two Florida-based subsidiaries, eGlobalphone, Inc. and VoIP Solutions, Inc., both Florida corporations.

On August 4, 2004, the Company issued warrants to purchase 2,200,000 shares of common stock for an exercise price of $1.00 per share to each of John Todd and Clive Raines. Mr. Todd's warrants were exchanged for $40,000 and 250,000 shares in a net cashless exercise in February 2005, and Mr. Raines' warrants were exchanged for 1,000,000 shares of common stock on September 16, 2005.

Messrs. Ivester, Todd and Raines may be considered to be “promoters” of the Company, although Messrs. Ivestor, Todd and Raines are no longer associated with the Company.

STOCK PERFORMANCE GRAPH

The following graph shows a comparison from December 31, 2003 through December 31, 2005 of cumulative total return for common stock, the Hemscott Index, and the Hemscott Group Index. Such returns are based on historical results and are not intended to suggest future performance data. Data for the Hemscott Index and the Hemscott Group Index assume the reinvestment of dividends. We have never paid dividends on our common stock, and have no present plans to do so.

PROPOSAL NO. TWO:
TO APPROVE THE COMPANY'S
2006 EQUITY INCENTIVE PLAN
(ITEM TWO ON THE PROXY CARD)

General

On December 7, 2005, our board of directors approved, subject to shareholder approval, the Company's 2006 Equity Incentive Plan (the “2006 Plan”). The 2006 Plan provides that key employees, consultants and non-employee directors of the Company or an affiliate (“eligible participants”) may be granted: (1) options to acquire shares of the Company's common stock, (2) shares of restricted common stock (3) stock appreciation rights, (4) performance-based awards, (5) “Dividend Equivalents,” and (6) other stock-based awards (collectively, “Awards”). The 2006 Plan will permit eligible participants to acquire a proprietary interest in the growth and performance of the Company. The purposes of the 2006 Plan are to (1) increase the incentive of its participants to contribute to the Company's success and prosperity, thus enhancing shareholder value, and (2) provide the Company with a proven means to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

The Company is seeking shareholder approval for the future issuance of options under the 2006 Plan to allow its participants to acquire up to 10,000,000 shares of the Company's common stock.

The 2006 Plan is included in this Proxy Statement as Appendix A, and reference is made to Appendix A for a full description of the terms of the 2006 Plan.

Description of the 2006 Plan

The following summary describes the principal provisions of the 2006 Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the 2006 Plan attached as Appendix A to this Proxy Statement.

The total number of shares of common stock that may be subject to Awards under the 2006 Plan will not exceed 10,000,000 shares (subject to customary adjustments as provided in the 2006 Plan). Such number of shares is subject to adjustment by the committee, which the Board will establish, if the Plan is approved by the Company's stockholders, to administer the 2006 Plan (the “Committee”), in the event of a recapitalization, stock split, stock dividend or similar corporate transaction. Such shares may be either authorized or unissued shares or shares held in treasury.

The 2006 Plan is generally designed to meet the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), in order to preserve the Company's ability to take compensation expense deductions in connection with the exercise of options granted and the vesting of performance-based restricted stock under the 2006 Plan in certain circumstances. Under Code Section 162(m), a publicly held corporation is not permitted to take a federal income tax deduction for compensation recognized by certain executive officers in any year in excess of $1,000,000 unless such compensation meets the shareholder approval and other requirements of Code Section 162(m).

The 2006 Plan is administered by the Committee, which must be comprised of not less than two individuals appointed by the board of directors, each of whom is (1) to the extent required by Rule 16b-3 and the Exchange Act, a “non-employee director,” and (2) to the extent required by Code Section 162(m), an “outside director.” We anticipate that two of the prospective directors will constitute the Committee, which may make such rules and regulations and establish such procedures for the administration of the 2006 Plan as it deems advisable.

The Committee may grant Awards under the 2006 Plan to eligible participants. The Company estimates that there are currently approximately 60 employees and service providers who are eligible participants. The Committee has the discretion, in accordance with the provisions of the 2006 Plan, to determine the terms of the Award, to whom an Award is granted and the number of shares of stock subject to the Award, subject to a maximum grant to an eligible participant in any year of 200,000 option shares and 200,000 shares of restricted stock that are intended to be “performance based” compensation under Code Section 162(m) (subject to customary adjustments as provided in the 2006 Plan), with any unused portion of the limitation available to be carried forward.

Stock Options

An option granted under the 2006 Plan may be an incentive stock option (an “ISO”) or may be a non-qualified stock option (a “Non-ISO”), as determined at the time of grant. In certain circumstances, the grant of Non-ISOs, as opposed to ISOs, can result in federal income tax advantages to the Company, as described below.

The exercise price for options may not be less than the fair market value of the stock on the date of the grant of the options. The 2006 Plan provides that optionees may pay the exercise price (1) in cash; (2) by delivery to the Company of shares of the Company's common stock owned by the participant; (3) with other securities; (4) with other Awards; (5) with other property; or (6) in any combination of the above, in each case on such other terms and conditions as may be acceptable to the Committee (which may include payment in installments or on a deferred basis).

An option granted under the 2006 Plan may not be exercised later than the date specified by the Committee, which will be a maximum of ten years from the date of the grant.

Restricted Stock

The Committee may award “restricted” shares of the Company's common stock and restricted stock units, which are grants of common stock or Awards designated in shares of restricted stock that are subject to risk of forfeiture or other restrictions. Shares of restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all shares of restricted stock and all restricted stock units still, in either case, subject to restriction, shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or restricted stock units.

Stock Appreciation Rights

The Committee is authorized to grant eligible participants stock appreciation rights. A stock appreciation right gives the recipient a right to receive, upon exercise of the stock appreciation right, the excess of (1) the fair market value (as determined by the Committee) of one share of common stock on the date of exercise or, if the Committee determines in the case of any such right other than one related to any ISO, at any time during a specified period before or after the date of exercise over (2) the grant price of the right, as specified by the Committee. The grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any stock appreciation right are determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any stock appreciation right as it may deem appropriate.

Performance Awards

The Committee is authorized to grant performance awards to eligible participants. A performance award granted under the 2006 Plan (1) may be denominated or payable in cash, shares of common stock (including, without limitation, restricted stock), other securities, other Awards, or other property; and (2) confer on the recipient rights valued as determined by the Committee and payable to, or exercisable by, the recipient, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. The performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made pursuant to any performance award shall be determined by the Committee. The goals established by the Committee will be based on any one or combination of the following: earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in the price of the Company's common stock, cash flow return on investment, or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

Dividend Equivalents

The Committee is authorized to grant Awards under which the recipients are entitled to receive payments equivalent to dividends or interest with respect to a number of shares of common stock determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of common stock or otherwise reinvested. Such Awards may have such terms and conditions as the Committee determines.

Other Stock-Based Awards

The Committee is also authorized to grant other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock (including, without limitation, securities convertible into shares of common stock) as are deemed by the Committee to be consistent with the purposes of the 2006 Plan. The Committee determines the terms and conditions of such Awards.

Miscellaneous

Awards granted under the 2006 Plan generally are not transferable, except that the Committee may, in its sole discretion and subject to certain limitations, permit the transfer of Non-ISOs at the time of grant or thereafter for estate planning purposes. No Awards may be granted under the 2006 Plan after December 7, 2015. The Company will not be able to issue any shares of common stock under the 2006 Plan unless it has enough authorized common stock to do so.

The number of Awards that may be granted under the 2006 Plan to executive officers is not determinable at this time.

New Plan Benefits

Name and Position/Group	Dollar Value ($)	Number of Units

Anthony Cataldo	(1) (2)	(1) (2)

Shawn M. Lewis Chief Technology Officer, Chief Operating Officer	(1) (2)	(1) (2)

Robert Staats Chief Accounting Officer	(1) (2)	(1) (2)

(1)
The granting of Awards is discretionary, and we cannot now determine the number or type of Awards we will grant in the future to our executive officers. We expect that from time to time, in our discretion, we will grant Awards to our executive officers under the 2006 Plan under such terms consistent with the plan as we deem appropriate at the time of those grants.

(2)	All of these options will be granted with an exercise price equal to the fair market value of our common stock on the date of grant.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
PROPOSAL TO APPROVE THE COMPANY'S 2006 EQUITY INCENTIVE PLAN.

PROPOSAL NO. THREE:
TO APPROVE THE COMPANY'S AMENDED AND RESTATED
ARTICLES OF INCORPORATION TO AUTHORIZE
25,000,000 SHARES OF PREFERRED STOCK

On December 7, 2005, the Company's board of directors unanimously approved and recommended for adoption by the shareholders the Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), the text of which is attached to this proxy statement as Appendix B. The following proposal is to approve the Amended and Restated Articles to authorize 25,000,000 shares of “blank check” preferred stock, but does not approve any issuance of any shares of common or preferred stock. Such shares issued or to be issued have previously been authorized by action of the board of directors, and no shareholder approval for such issuances is required or being sought.

As of December 11, 2006, there were 100,000,000 shares of our common stock authorized, of which 99,443,034 shares were issued and outstanding. The Company does not have any authorized shares of preferred stock.

The Amended and Restated Articles would authorize 25,000,000 shares of preferred stock. The board of directors would have the authority to issue classes or series of preferred stock in the future having such designations, rights, preferences and relative, participating, option or other special rights of the shares of each such class or series, including such things as voting rights, dividend rights, conversion rights, redemption rights, and other restrictions and features.

A copy of the Amended and Restated Articles is included as Appendix B to this proxy statement, and reference is made to Appendix B for a full description of the terms and provisions of the authorized preferred stock. If this proposal is approved by the Company's stockholders, the Company will as soon as practicable after the meeting file the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas. Upon filing the Amended and Restated Articles, the Company will also file a Certificate of Designations, Rights and Preferences (the “Certificates of Designation”) to create a Series A Convertible Preferred Stock (the “Series A Preferred”), consisting of 2,000,000 shares of Series A Preferred.

The Series A Preferred will feature a 5% cumulative dividend, a liquidation preference in the event the Company is dissolved, a right of the Company to redeem after August 1, 2008 if the price of the common stock closes above $2.00 per share for 20 consecutive trading days, and each share of Series A Preferred will be convertible into 9.43 common shares. The Series A Preferred will have no voting rights.

The board of directors believes that the proposal to authorize 25,000,000 shares of preferred stock is in the best interests of the Company and its shareholders.

On August 3, 2005, the Company and WQN, Inc. (“WQN”) executed an Asset Purchase Agreement, pursuant to which, among other things, VoIP Acquisition Company, a wholly-owned subsidiary of the Company (“Acquisition Subsidiary”), purchased substantially all of the assets of WQN relating to WQN's “voice over internet protocol” business. This transaction closed in October 2005.

The terms and conditions of the Asset Purchase Agreement were the result of arm's-length negotiations between representatives of WQN, Inc. and representatives of the Company. The following is a summary of the terms of the Asset Purchase Agreement that we believe are material. However, the description does not contain all of the terms of the Asset Purchase Agreement and is qualified in its entirety by reference to the copy of the Asset Purchase Agreement attached as Appendix  C to this proxy statement and incorporated herein by reference. You are urged to read the Asset Purchase Agreement in its entirety.

The Company purchased WQN, Inc.'s assets pursuant to an asset purchase agreement (the “Asset Purchase Agreement”) for a purchase price consisting of (1) a convertible promissory note in the principal amount of $3,700,000 (the “Note”), (2) 1,250,000 shares of the Company's restricted common stock, and (3) a warrant (the “Warrant”) to purchase 5,000,000 shares of common stock at a price of $.001 per share. In addition, in connection with the closing of the Acquisition, the Company issued WQN, Inc. 500,000 shares of restricted common stock relating to the difference between the amount of accounts receivable transferred in the Acquisition and the accounts payable.

The Note

The aggregate outstanding principal amount of the Note, together with interest of 6% per annum, will (a) automatically convert into shares of Series A Preferred if the proposal to approve the Amended and Restated Articles is approved and the Company files the Amended and Restated Articles and the Certificate of Designation with the Secretary of State of Texas, or (b) at WQN’s option, convert into shares of common stock at an original conversion price of $1.06 per share. WQN received “favored nations” rights such that for future securities offerings by the Company at prices per share less than this conversion price, in defined instances this common stock conversion price would be adjusted to the lower offering price. In addition, the conversion amount is subject to adjustment for any stock splits, combinations, stock dividends or mergers, consolidations or sales of the Company’s assets. As a result of our Section 3(a)(10) agreements (as described in Proposal No. four) and the favored nations provision discussed above, the Note’s common stock conversion rate was effectively reduced to $0.26 per share. If the Note is converted into shares of Series A Preferred, the number of shares of Series A Preferred into which the Note shall be converted will be equal to the number of common shares convertible or converted hereunder, divided by 9.43. WQN will pay no further consideration if it converts one share of Series A convertible preferred stock into 9.43 shares of the Company’s common sock. The Note in the principal amount of $3,700,000 plus interest is currently convertible into approximately 15,033,151 common shares. Upon the establishment of Series A Preferred, the Company will automatically convert the Note into approximately 1,594,184 shares of Series A Preferred.

The Warrant

The Warrant was exercisable at any time after its issuance until August 1, 2010 for up to 5,000,000 shares of the Company's common stock at an exercise price of $0.001 per share. The Warrant was exercised in January 2006.

Registration Rights

The 1,250,000 shares of the Company's common stock that WQN, Inc. received at closing and all shares issuable upon conversion of securities or exercise of warrants are restricted stock and not freely tradable. Pursuant to the Asset Purchase Agreement, WQN, Inc. was granted “piggy-back” registration rights on these shares, together with any shares which WQN, Inc. has the right to obtain through exercise or conversion of the Note or the Warrant or otherwise; provided, however, that  at any time after WQN, Inc. has sold 1,250,000 shares pursuant to any such registration, the maximum number of shares that it may sell pursuant to any subsequent registration request shall not exceed 500,000 shares in any calendar quarter. Additionally, the shares WQN, Inc. requests to be registered will be subject to cut-back, if in the opinion of the Company's managing underwriter, if any, for such offering, the inclusion of the shares requested to be registered, when added to the securities being registered by the Company or the selling security holder(s) in the offering, would exceed the maximum amount of the Company's securities that can be marketed without otherwise materially and adversely affecting the entire offering.

Price Guarantee

WQN, Inc. was entitled to receive an additional amount of the Company’s common stock if the value of the Company’s common stock (1) held by WQN, Inc., (2) issuable upon exercise of the Warrant or conversion of the Note or the Company’s preferred stock received upon exercise of the Note, based on the 20 trading-day average of the Company’s common stock on May 26, 2006 or (3) thereafter sold by WQN, Inc. is less than $5,000,000. To the extent the aggregate value so determined was less than $5,000,000, the Company and Mr. Steven Ivester, the Company’s former Chief Executive Officer and then-largest shareholder, would have issued to WQN, Inc. additional shares of the Company’s common stock equal to the difference of such shortfall, using the same price per share on which the value of the Company’s common stock was determined above. The Company would have been responsible for issuing 60% of the additional shares, and Steven Ivester would have been responsible for transferring the balance from his personal holdings. Based on an average of the Company’s quoted common stock closing price for each of the 20 trading days preceding May 26, 2006, the aggregate market value of WQN, Inc.’s holdings, as previously defined, exceeded $5,000,000.  Therefore, no Company shares were issued or need to be issued under this provision.

Interest of Certain Persons in the Amended and Restated Articles

Mr. Michael Adler was the Chief Executive Officer of WQN, Inc. and became the Chief Executive Officer and a director of the Company in October 2005. Mr. Adler resigned as the Company's Chief Executive Officer in May 2006 and is no longer on its board. Mr. Adler serves on the board of directors of WQN, Inc. and is the holder of approximately 37% of the outstanding common stock of WQN, Inc.

INFORMATION ABOUT THE COMPANY

For detailed information on the Company, please see our Annual Report on Form 10-KSB for the year ended December 31, 2005, as amended, which is incorporated by reference into this proxy statement, a copy of which accompanies this proxy statement.

INFORMATION ABOUT WQN, INC.

Prior to the Acquisition, WQN, Inc. was a VOIP telephony company providing international long distance services. VOIP enables voice communications over the Internet by compressing voice into data packets that can be efficiently transmitted over data networks and then converted back into voice at the receiving end. Customers use the VOIP services platform to make and receive calls using their home phone, business phone, personal computer and mobile phone. The acquired business currently includes the provision of enhanced Internet-based and other telephony services under various brand names to individual consumers primarily seeking to make international calls as well as the provision of enhanced Internet-based and other telephony services to resellers, corporations and service providers under their brand names and carrier transmission services whereby we sell our excess capacity to other long-distance carriers.

Below are the key products and services acquired by the Company from WQN, Inc.

Products

RocketVoIP

The acquired proprietary next generation VOIP technology service is marketed under the brand name RocketVoIP. With RocketVoIP, subscribers can use their broadband service to make and receive unlimited domestic and international calls using a home phone, mobile phone or personal computer. RocketVoIP has unique features and advantages over competing products that include:

•	Unlimited local, long distance and international calling to 50 countries, for a low monthly fee;

•	The ability to use a mobile phone to access WQN, Inc.'s network for high quality unlimited international calls;

•	Free in-network calling;

•	Free features including Caller-ID, Call-Waiting, Call-Forwarding, 3-Way Calling, Voice Mail, and more; and

•	A total calling solution enabling travelers to make and receive phone calls from anywhere in the world using a personal computer and high-speed Internet access, including Wi-Fi hotspots.

Easy Talk

The EasyTalk service offers competitively priced long distance services, which allow customers to speak to the party they are calling by the pressing of two designated buttons from the dial pad of the customer's phone. Customers are not required to switch their long distance service to use EasyTalk. The EasyTalk service offers many features including:
•	Pinless dialing;

•	Can be used from registered home, office and mobile phones;

•	Access to personal on-line account management tools which enables customers to view their call history and purchase information 24 hours a day;

•	Recharge their accounts on-line or through our Interactive VoiceResponse System (IVR);

•	Update, modify and change their account information including credit card details; and

•	Communicate with customer service representatives by email, live chat or by calling a customer service number.

My800online.com

The My800online.com service offers toll-free personal 800 numbers that can be routed to any home, office or cell phone in the world. It allows small businesses to create a virtual office telephone and lets international companies provide their U.S. based customers a toll-free number that will ring anywhere in the world. The My800online service offers many features including:
•	No monthly fees or contracts;

•	International call forwarding;

•	The ability to recharge the number on-line at any time; and

•	Access to personal on-line account management tools which enables customers to view account balance and call history 24 hours a day.

Virtual Prepaid Calling Cards

The Company uses the assets acquired from WQN, Inc. in part to sell virtual prepaid calling cards over the Internet. These are virtual, because no physical card is issued. The virtual calling cards give the Company the flexibility of promptly changing the rates and features to respond to changing consumer demand, rather than having an inventory of physical cards with set features that cannot be changed until all are recalled or used. This also allows the Company to offer and test several different types of virtual calling cards with varying pricing features, thus providing a greater selection to its customers.

The system functions as follows: A potential customer accesses our Website, follows the prompts to enter their credit card information to purchase the virtual calling card, we verify the credit card within seconds, and we electronically issue a personal identification number, or PIN, and a toll-free number to the customer when the electronic purchase transaction is completed. Once sold, the virtual calling card can be used immediately to make international and domestic long distance calls. The customer dials the toll-free number and enters the PIN and the telephone number the customer seeks to reach. The enhanced services platform determines whether the virtual calling card is valid and the number of call minutes remaining on it, based on the rate for the country being called. The platform completes the call and reduces the available credit balance on the virtual calling card at the conclusion of the call.

Resale of Virtual Calling Cards

The Company also buys virtual calling cards processed through other companies' platforms including prepaid long distance and wireless. We buy them at a discount and sell them to our customers on our Websites as our virtual cards. The Company sells these virtual cards for calls from the United States to other countries where it has not established its own Internet network and where its negotiated rates with international long distance carriers are not as favorable and to offer other telecom products and services not available on the platform, such as prepaid wireless.

Retail Telephony Websites

The Company acquired various Websites from WQN, Inc. to allow it to target several U.S. niches that make international long distance calls. The Websites are accessible 24 hours per day, seven days a week, so the Company is not constrained by the hours a retail store would be open for business. The Websites may also be reached from the customer's home or office. The customer is not required to physically travel to another location to make a purchase and receive delivery. Online purchasing and delivery will also allow the Company to deliver a broad selection of products to customers worldwide in rural or other locations that do not have convenient access to physical stores. The acquired Websites include the following:

Website Address	Website Description
www.wqn.com	EasyTalk service and Corporate website
www.rocketVOIP.com	RocketVOIP service
www.my800online.com	Personal 800 service
www.valucomonline.com	High-end Indian consumers
www.valumaxonline.com	Indian market
www.card2asia.com	Indian market
www.supertel.com	Iranian market (1)
www.metrotelcom.net	Iranian market (1)
www.wqnwireless.com	Prepaid wireless plans
www.rocketmobile.net	International calling for mobile phone users

(1) These Websites target U.S.-based customers who call persons in Iran. As such, we take calls placed in the United States and deliver the calls to non-Iranian telecommunications carriers who in turn use other carriers that are unknown to us to terminate or complete the calls within Iran. We do not have any facilities in Iran nor do we have any employees working there. For the year ended December 31, 2005, our consolidated revenue was $15,507,145. The revenue associated with call termination to Iran is approximately $35,000 per month, all of which is generated from calls originating in the United States. Because the revenue received from terminating calls to Iran is such a small percentage of our consolidated revenue, and given that this revenue is generated entirely from our operations based in the United States from callers in the United States, we consider the revenue received from these calls to be immaterial, both quantitatively and qualitatively.

The Websites have been designed around industry standard architectures to reduce downtime in the event of outages or catastrophic occurrences. The Websites' operations staff consists of systems administrators, who manage, monitor and operate the Websites. The continued uninterrupted operation of the Websites is essential to the acquired business, and it will be the job of the site operations staff to ensure, to the greatest extent possible, the reliability of the Websites. The network is built around a redundant, high availability backbone. In order to achieve maximum redundancy, the network has several connections to the Internet.

Wholesale Services

The wholesale services that the Company conducts using WQN, Inc.'s assets consist of the following:

Distribution of Telephony Products

The Company distributes telephony services, which primarily consist of prepaid calling cards through a network of over 90 private distributors. The Company sells the product or service to a distributor at a discount who then resells the product or service to a retail outlet. Through this network the Company estimates it will sell products to over 10,000 retail outlets, of which more than 5,000 retail outlets are located in Southern California, which gives the Company access to various large ethnic communities seeking to make international phone calls. A significant portion of the distribution business will consist of prepaid calling cards used to call from the United States to Mexico. Through this network, the Company also distributes our products in the Dallas, Houston, Chicago, New York City, Newark, and Miami markets. The Company uses this network to sell our proprietary VOIP products.

Platform Services

The Company sells the acquired Internet-based and other telephony services to resellers, corporations, and service providers who then resell the service under their own brand name. Many of these resellers are smaller companies that purchase virtual calling cards from us and then resell the products from their own Websites.

Services Platform and Network

Access

Access to the proprietary VOIP network and enhanced services platform is available by several methods. Customers can access the network from anywhere in the world through their high speed Internet connection using a broadband phone (which the Company supplies to RocketVOIP customers) and the soft phone, which is a downloadable software that enables customers to make PC-to-Phone calls. Customers can also access our network from the United States and Canada using toll-free and local access numbers.

Our Enhanced Services Platform

The Company acquired WQN, Inc.'s centrally managed, enhanced services platform, consisting of reliable and flexible data management, monitoring control and billing systems which support all of our products and services. Key elements include customer provisioning, customer access, fraud control, network security, call routing, call monitoring, call reliability and detailed call records. The enhanced services platform is a specialized telephone switch, soft switch, and software. It is connected to the Websites and databases acquired from WQN, Inc. and to its network of outgoing and incoming telephone lines and Internet lines. It sets up all customer account information when services are purchased and immediately activates the services so it can be used at the time of purchase. Programmed into the platform is a lowest cost routing matrix. This matrix automatically routes each call over the route most economical to the Company. This means it will select the international carrier with the lowest rate or the Internet if the Company has a gateway in the call destination country.

Proprietary Technology

The Company acquired WQN, Inc.'s proprietary customer software that permits a customer to purchase retail telephony services from the acquired Websites using a credit card and to have the services delivered while on the Websites for immediate use by the customer. Proprietary customer software also allows customers access to our platform using their high speed Internet connection to initiate and receive calls, and various proprietary credit and fraud management applications aid the Company in checking credit and limiting fraudulent transactions.

SELECTED FINANCIAL DATA

The following table sets forth selected historical financial data as of and for each of the years ended December 31, 2001, 2002, 2003, 2004, and 2005 and the nine months ended September 30, 2005 and 2006. The related financial data as of December 31, 2004 and 2005 and for the years then ended are derived from our consolidated financial statements which have been audited by Berkovits, Lago & Company, LLP, independent auditors, and their report is included elsewhere in this proxy. The selected financial data as of December 31, 2003 and for the year then ended are derived from our consolidated financial statements which have been audited by Tschopp, Whitcomb & Orr, P.A., independent auditors, and their report is included elsewhere in this proxy. The selected financial data as of and for the nine months ended September 30, 2005 and 2006 are derived from our unaudited consolidated financial statements. The following financial information should be read in conjunction with “Management's Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and related notes appearing in our annual report to shareholders.

	Years Ended December 31,					Nine Months Ended September 30,
	2001 (2)	2002 (2)	2003 (2)	2004 (2)	2005 (2)	2005	2006
Revenues	$-	$-	$-	$1,020,285	$13,878,097	$4,337,717	$25,220,303
Gross profit (loss)	-	-	-	265,687	(1,196,624)	(299,652)	136,121
Operating expenses	-	-	-	5,573,575	21,159,717	13,297,337	25,215,592
Loss from continuing operations	$-	$-	$-	$(5,307,888)	$(23,788,646)	$(13,617,347)	$(30,343,179)
Net loss	$(61,634)	$(61,926)	$(352,968)	$(5,862,120)	$(28,313,333)	$(13,833,503)	$(31,311,440)

Net loss per share:
Loss from continuing operations	$-	$-	$-	$(0.36)	$(0.57)	$(0.38)	$(0.43)
Net loss	$(0.04)	$(0.04)	$(0.20)	$(0.40)	$(0.67)	$(0.39)	$(0.45)

Summary cash flow data:
Net cash used in operating activities	$-	$-	$(78,706)	$(3,330,574)	$(17,301,611)	$(8,642,847)	$(10,998,391)
Net cash provided by (used in) investing activities	52,902	73,849	82,196	479,594	(4,395,997)	(737,585)	(104,724)
Net cash provided by financing activities	-	-	-	3,988,618	23,785,216	11,478,168	8,425,119
Balance sheet data (at period end) cash	1,656	9	3,499	1,141,137	3,228,745	3,238,873	550,749
Property and equipment	-	-	-	389,528	10,141,872	8,309,161	7,090,973
Goodwill and other intangible assets	-	-	-	1,713,301	38,404,271	29,996,814	35,894,985
Total assets	532,897	530,230	259,459	8,672,548	56,244,161	43,118,352	44,974,923
Long term obligations	-	-	-	-	245,248	776,565	236,974
Total liabilities	9,711	68,970	151,167	1,027,727	27,018,241	19,683,913	36,902,188
Total shareholders' equity	523,186	461,260	108,292	7,644,821	29,225,920	23,434,439	8,072,735
Book value per share	$0.34	$0.30	$0.06	$0.32	$0.48	$0.50	$0.11
Cash dividends per share (1)	$-	$-	$-	$-	$-	$-	$-

(1)	No cash dividends have been paid or declared.

(2)
Operations relating to Millennia Tea Masters and DTNet Technologies were discontinued in 2004 and 2006, respectively. Operating results prior to these events were reclassified as discontinued operations

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The selected unaudited pro forma combined financial information should not be relied upon as being indicative of future results that may be achieved. The following selected unaudited pro forma combined financial information has been derived from, and should be read in conjunction with, the Unaudited Pro Forma Consolidated Statement of Operations and Unaudited Pro Forma Consolidated Balance Sheet included in our annual report to shareholders.

The following table summarizes information for WQN, Inc. on an historical, pro forma combined basis. The following information should be read in conjunction with the audited consolidated financial statements of the Company and WQN, Inc., the unaudited interim consolidated financial statements of the Company, the selected historical consolidated financial data of the Company and WQN, Inc., and the unaudited pro forma combined financial statements included  in our annual report to shareholders  elsewhere or incorporated by reference in this proxy statement. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Acquisition had been consummated as of the beginning of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined companies.

						Nine Months Ended
	Years Ended December 31,					September 30,
	2001 (2)	2002 (2)	2003 (2)	2004 (2)	2005 (2)	2005	2006
Revenues	$-	$-	$-	$1,020,285	$13,878,097	$4,337,717	$25,220,303
Gross profit (loss)	-	-	-	265,687	(1,196,624)	(299,652)	136,121
Operating expenses	-	-	-	5,573,575	21,159,717	13,297,337	25,215,592
Loss from continuing operations	$-	$-	$-	$(5,307,888)	$(23,788,646)	$(13,617,347)	$(30,343,179)
Net loss	$(61,634)	$(61,926)	$(352,968)	$(5,862,120)	$(28,313,333)	$(13,833,503)	$(31,311,440)

Net loss per share:
Loss from continuing operations	$-	$-	$-	$(0.36)	$(0.57)	$(0.38)	$(0.43)
Net loss	$(0.04)	$(0.04)	$(0.20)	$(0.40)	$(0.67)	$(0.39)	$(0.45)

Summary cash flow data:
Net cash used in operating activities	$-	$-	$(78,706)	$(3,330,574)	$(17,301,611)	$(8,642,847)	$(10,998,391)
Net cash provided by (used in) investing activities	52,902	73,849	82,196	479,594	(4,395,997)	(737,585)	(104,724)
Net cash provided by financing activities	-	-	-	3,988,618	23,785,216	11,478,168	8,425,119
Balance Sheet Data (at period end)
Cash	1,656	9	3,499	1,141,137	3,228,745	3,238,873	550,749
Property and equipment	-	-	-	389,528	10,141,872	8,309,161	7,090,973
Goodwill and other intangible assets	-	-	-	1,713,301	38,404,271	29,996,814	35,894,985
Total assets	532,897	530,230	259,459	8,672,548	56,244,161	43,118,352	44,974,923
Long term obligations	-	-	-	-	245,248	776,565	236,974
Total liabilities	9,711	68,970	151,167	1,027,727	27,018,241	19,683,913	36,902,188
Total shareholders' equity	523,186	461,260	108,292	7,644,821	29,225,920	23,434,439	8,072,735
Book value per share	$0.34	$0.30	$0.06	$0.32	$0.48	$0.50	$0.11
Cash dividends per share (1)	$-	$-	$-	$-	$-	$-	$-

(1)	No cash dividends have been paid or declared.

(2)
Operations relating to Millennia Tea Masters and DTNet Technologies were discontinued in 2004 and 2006, respectively. Operating results prior to these events were reclassified as discontinued operations

SELECTED QUARTERLY FINANCIAL DATA

You should read the following table presenting our quarterly results of operations in conjunction with our consolidated financial statements and related notes contained elsewhere in our annual report to shareholders. We have prepared the unaudited information on the same basis as our audited consolidated financial statements. You should also keep in mind, as you read the following tables, that our operating results for any quarter are not necessarily indicative of results for any future quarters or for a full year.

The following table presents our unaudited quarterly results of operations for the eleven quarters ended September 30, 2006. This table includes all adjustments, consisting only of normal recurring adjustments, that we consider necessary for fair presentation of our financial position and operating results for the quarters presented.

	Quarter Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,
	2004	2004	2004	2004	2005	2005	2005	2005	2006	2006	2006
	(Unaudited)
Revenues	$-	$39,945	$333,309	$647,031	$1,006,111	$1,589,857	$1,776,155	$9,505,974	$9,994,548	$9,003,742	$6,222,013
Gross profit (loss)	-	11,379	(24,615)	278,924	8,222	528,602	(922,381)	(811,067)	(619,033)	230,145	525,009
Income (loss) from continuing operations	(22,324)	(417,024)	(5,499,670)	631,130	(1,559,518)	(3,482,529)	(8,833,168)	(9,913,430)	(13,808,215)	(5,169,917)	(12,312,707)
Net income (loss)	(22,324)	(408,658)	(5,647,736)	216,598	(1,555,398)	(3,536,104)	(8,742,001)	(14,479,830)	(14,754,694)	(5,191,699)	(12,312,707)
Per share:
Net loss from continuing operations	$(0.01)	$(0.03)	$(0.28)	$(0.01)	$(0.06)	$(0.12)	$(0.18)	$(0.67)	$(0.20)	$(0.07)	$(0.17)
Net loss	$(0.01)	$(0.03)	$(0.29)	$0.02	$(0.06)	$(0.12)	$(0.18)	$(0.67)	$(0.22)	$(0.07)	$(0.17)

(1)	These quarterly results reflect the merger in May 2005 of Caerus and the acquisition in October 2005 of the VoIP-related assets of WQN.

(2)	The results for the quarter ended September 30, 2004 include expenses of $4.9 million related to the issuance of stock warrants.

(3)
Operations relating to Millennia Tea Masters and DTNet Technologies were discontinued in 2004 and 2006, respectively. Operating results prior to these events were reclassified as discontinued operations.

THE ACQUISITION

The acquisition of WQN:

•	substantially enhanced our international VOIP business;

•	the Acquisition provided us with an additional 60,000 retail customers using various VOIP services that could be integrated onto our VoiceOne network;

•
the average margin at the time on the $30 million in revenue from WQN was 3%, primarily because of outsourced network cost and the lack of network ownership, and by moving that traffic to our Voice One(R) proprietary technology network, we anticipated increasing our margins.

•	the customer service personnel that we acquired enable us to provide additional services to our service providers.

Background of the Acquisition

On April 4, 2005, Mr. Michael Adler (then CEO of WQN, Inc.) met with Mr. Ivester (then CEO of VoIP, Inc.) to discuss a possible strategic relationship or acquisition transaction between WQN, Inc. and the Company.

On April 12, 2005, Mr. Adler and Victor Grijalva, WQN, Inc.’s then Chief Financial Officer, met with Bill Burbank (then Chief Operating Officer of VoIP, Inc.) and Mr. Ivester to further discuss the possibility of a business transaction between the Company and WQN, Inc. and presented an overview of WQN, Inc. and WQN’s VOIP business.

On April 14, 2005, the Company presented a formal, non-binding letter of intent to WQN, Inc. for the purchase of WQN’s VOIP business.

On June 14, 2005, Mr. Adler received an email from Mr. Ivester regarding his understanding of the proposed deal terms.

On July 8, 2005, the Company sent WQN, Inc. the initial draft of the Asset Purchase Agreement from our legal counsel.

On July 21, 2005, Mr. Adler and Mr. Jones of WQN, Inc. and Mr. Kropp of Ladenburg Thalmann & Co. Inc. (“Ladenburg”) visited the Company’s offices in Orlando, Florida and conducted an investigation of the Company’s Orlando operations, its management and its business.

On July 26, 2005, WQN, Inc. formally engaged Ladenburg as financial advisor and to issue a fairness opinion in connection with WQN, Inc.’s proposed sale of its VOIP business to the Company.

On August 3, 2005, the parties executed the Asset Purchase Agreement.

On August 9, 2005, each of the Company and WQN, Inc. filed a Current Report on Form 8-K with the SEC, disclosing the execution of the Asset Purchase Agreement.

On October 5, 2005, each of the Company and WQN, Inc. filed a Current Report on Form 8-K with the SEC, disclosing the closing of the Acquisition.

Steven Ivester, our former Chief Executive Officer, was the Company’s sole director during the time that the WQN acquisition transaction occurred. Mr. Ivestor is no longer affiliated with the Company. In October 2006, Mr. Ivester commenced an action against the Company in the Circuit Court of the 17th Judicial Circuit in and for Broward County, Florida. In this action, Mr. Ivester alleges that on or about November 16, 2005, the Company executed and delivered a promissory note to Mr. Ivester and that the Company failed to pay the amounts due on the note, and that the Company owes Mr. Ivester $302,472.57 with interest since September 12, 2006 on the note. Mr. Ivestor’s action also alleges breach of contract. Specifically, Mr. Ivester alleges that on or about October 18, 2005, the Company and Mr. Ivester entered into a consulting services agreement, which provides for him to be indemnified by the Company for all expenses including reasonable attorneys fees incurred or paid by Mr. Ivester in connection with any action or proceeding, suit or investigation arising out of or relating to the performance by Mr. Ivester of his services pursuant to the consulting agreement. Mr. Ivester’s action alleges that he was sued by a certain individual and that despite his demand for reimbursement and indemnification of his attorneys’ fees incurred in said action related to such person’s claims against the Company, the Company has failed and refused to indemnify Mr. Ivester for his attorneys’ fees. Mr. Ivester’s action also alleges that under the consulting agreement he was to be paid $200,000 annually in equal bi-monthly installments; however, Mr. Ivester alleges, the Company has failed to pay him installment wages due on September 15, 2006 in the amount of $7,692.31, as well as other monetary obligations under the consulting agreement. Mr. Ivester’s action also alleges that as a result of the Company’s breach of the consulting agreement, he was entitled to notify the Company of his termination of the consulting agreement, which he alleges he did and as a result Mr. Ivester alleges that the compensation payable pursuant to consulting agreement was effectively accelerated and all compensation due under the consulting agreement became due and owing, but Mr. Ivester alleges the Company has repudiated its obligations under the consulting agreement. Mr. Ivester’s action requests a judgment against the Company for an award of costs, attorney’s fees and such further and other relief as deemed just and proper.

The Company has filed an Answer, Affirmative Defenses and Counterclaim to Mr. Ivester’s action. The Company’s answer denies Mr. Ivester’s allegations and asserts its own defenses. The Company’s counterclaim asserts that Mr. Ivester breached the fiduciary duty he owed the Company while he was its chief executive officer. The Company’s Answer, requests that the court dismiss Mr. Ivester’s complaint with prejudice and award the Company its reasonable attorneys’ fees, grant the Company a judgment in its favor on its counterclaim and award the Company such other and further relief as the court deems necessary.

As a result of the lawsuit involving Mr. Ivester, we do not believe that it is appropriate to discuss the acquisition of WQN with him at this time, and because Mr. Ivester was the Company’s sole director at the time of the WQN acquisition the Company cannot further describe the negotiations leading to and the reasons for the WQN acquisition.

Regulatory Approvals

The Acquisition was not subject to the approval of any state or federal regulatory agency or governmental body.

Conditions to the Closing of the Acquisition

The closing of the Acquisition was subject to certain customary conditions such as (1) the accuracy of certain representations and warranties in the Asset Purchase Agreement, (2) the performance of a number of covenants, (3) the absence of certain legal actions or proceedings prohibiting consummation of any of the transactions contemplated by the Asset Purchase Agreement, (4) WQN, Inc. having received approval of the Asset Purchase Agreement from its shareholders representing a majority of the shares eligible to vote and present in person or by proxy at its annual meeting, (5) all governmental consents having been received, (6) the Company having received the consent of each of (a) Cedar Boulevard Lease Funding, LLC and (b) the requisite investors in financing transactions consummated on July 5, 2005, and (7) the Company's internal controls being reasonably satisfactory to WQN, Inc. The Company's obligation to close was also subject to certain third party consents having been received and no material adverse change or effect having occurred on the part of WQN, Inc.

The Purchased Assets and Assumed Liabilities

The assets transferred to the Company were substantially all of WQN, Inc.'s assets comprising its VOIP business, including, without limitation, all of WQN, Inc.'s right, title and interest of WQN, Inc. in and to (but not including certain excluded assets): (1) all intellectual property (and rights associated therewith), including patents, patent applications, trademarks, service marks, proprietary rights in trade names (other than the name “WQN, Inc.”), brand names, Internet domain names, trade dress, labels, logos, slogans and other indications of origin, and copyrighted works, (2) all rights, benefits and interests in and to all assigned licenses (other than “shrink-wrap” and other “off the shelf” software licenses), leases, contracts, agreements, commitments and undertakings, (3) all assigned deposits and prepaid assets, (4) cash in the amount of $1,000,000, (5) all tangible personal property, (6) all inventories, (7) all accounts receivable, (8) all transferable governmental authorizations and all pending applications therefor or renewals thereof, (9) all data and records related to WQN, Inc.'s VOIP operations, (10) all intangible rights and property, including going concern value, goodwill, websites, URL listings, telephone, telecopy and e-mail addresses and listings, (11) all insurance benefits arising from or relating to the assets or the assumed liabilities prior to the effective time of the sale, and (12) all claims of WQN, Inc. against third parties relating to the assets.

Liabilities assumed by the Company in connection with the Acquisition consisted of approximately $1,227,500 in accounts payable and $167,000 in accrued liabilities, as adjusted on the closing date of the Acquisition. The Asset Purchase Agreement provided that WQN, Inc.'s accounts receivable conveyed to the Company as part of the assets, net of the allowance for doubtful accounts, must have equaled or exceeded WQN, Inc.'s accounts payable which were assumed by the Company as of the closing date. To the extent that the accounts receivable were less than WQN, Inc.'s accounts payable assumed by the Company, WQN, Inc. was obligated to pay to the Company the difference. Because WQN, Inc. was required to pay this excess amount, the Company issued to WQN, Inc. 500,000 shares of the Company's common stock.

Representations and Warranties

The Asset Purchase Agreement contained various representations and warranties of WQN, Inc. including, among others, representations and warranties related to: corporate organization and similar corporate matters; authorization and enforceability; non-contravention of WQN, Inc.'s certificate of incorporation or by-laws, and non-violation of laws and binding agreements; consents and approvals, compliance with certain laws of the Office of Foreign Asset Control; the timeliness and accuracy of SEC filings; the accuracy of financial statements contained in the SEC filings; the purchased assets (including good and marketable title thereto); absence of certain changes since March 31, 2005; absence of litigation; condition and title to assets and properties; taxes and tax returns; intellectual property; employee benefits; accounts receivable; absence of brokers; solvency; and investment intent.

The Asset Purchase Agreement contained various representations and warranties of the Company and the Acquisition Subsidiary, including among others, representations and warranties related to: corporate organization and similar corporate matters; authorization and enforceability; non-contravention of either the Acquisition Subsidiary's or the Company's certificate of incorporation or by-laws and non-violation of laws; consents and approvals; licenses and permits; absence of brokers; absence of litigation; the timeliness and accuracy of SEC filings; the absence of related party transactions; the absence of any other registration rights; and outstanding indebtedness.

The representations and warranties survive the closing until 12 months after the closing date or, in respect of intellectual property and employee benefits representations, until after the expiration of the applicable statutes of limitations, or, in respect of organization and authority and title to the purchased assets, indefinitely.

Bridge Loan

Concurrently with the execution of the Asset Purchase Agreement, on August 3, 2005, WQN, Inc. had advanced to the Company $1,000,000, pursuant to a promissory note (the “Bridge Note”). The Bridge Note was cancelled upon completion of the transaction. In connection with the Bridge Note, the Company had issued to WQN, Inc. a warrant (the “Bridge Warrant”) to purchase 625,000 shares of common stock, at an exercise price of $1.37 per share. The Bridge Warrant also was cancelled in connection with the completion of the Acquisition.

Agreement Not to Compete

With certain limitations, WQN, Inc. has agreed that, for a period of five full years after the closing of the Acquisition, it will not, directly or indirectly, (1) engage in a competing business anywhere in the United States, Latin America, Europe, India, Iran or Japan where WQN, Inc.'s VOIP business was conducted, whether such engagement is as owner, partner, agent, consultant or shareholder (except as the holder of not more than one percent of the outstanding shares of a publicly held corporation and as a holder in investment fund vehicles, in which WQN, Inc. does not hold a controlling interest, or does not hold a position on the governing body thereof) or (2) solicit the employment of or hire any person who is an employee or independent contractor of the Purchaser or its subsidiaries.

Transition; Transition Services

WQN, Inc. agreed not to take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of WQN, Inc. from maintaining the same business relationships with the Company after the closing of the Acquisition as it maintained with WQN, Inc. prior to the closing. WQN, Inc. agreed to refer all customer inquiries relating to the business of WQN, Inc. to the Company from and after the closing of the Acquisition. The Company was entitled to access to WQN, Inc.'s offices, for a period of up to 180 days from the closing date, at a rate of $5,000 per month during each such month when such offices were actually utilized.

Board Observer; Board Member

WQN, Inc. will have board observation rights for so long as it holds 10% or more of the Company's outstanding common stock (or securities exercisable for, or convertible into, 10% or more of the Company's outstanding common stock). The observer will be entitled to attend all meetings of the board of directors of the Acquisition Subsidiary and receive the same information and materials as the other members of the board of directors in connection with such meetings; provided, that the observer may be excluded from all or part of any meeting (and may not receive materials) in order to preserve attorney client privilege, confidential information or trade secrets.

The Company agreed to nominate Mr. B. Michael Adler for election to, and use its best effort to cause Mr. Adler to be elected to, the board of directors of the Company at the annual meeting of shareholders. Mr. Adler became the Chairman of the Company's board. Mr. Adler served on the Company's board until May 2006.

Indemnification

WQN, Inc. has agreed to indemnify and hold harmless the Acquisition Subsidiary and the Company and their affiliates, parents, shareholders, subsidiaries, officers, directors, employees, agents, successors and assigns from and against all losses, liabilities, damages or deficiencies (including interest, penalties, judgments, costs of preparation and investigation, and attorneys' fees) (collectively, “Losses”) arising out of or due to (1) the liabilities or the assets that were excluded from the Acquisition, (2) the breach or failure to perform any covenant, undertaking, agreement or other obligation of WQN, Inc., (3) the breach of any representation of WQN, Inc., (4) any and all environmental liabilities relating to the acquired assets incurred prior to the closing date, (5) any failure of WQN, Inc. to comply with the laws of any jurisdiction relating to bulk transfers that may apply in connection with the sale and transfer of the assets to Purchaser, (6) any and all liabilities for taxes of WQN, Inc. or its respective affiliates for all taxable periods or portions thereof ending on or before the closing date, (7) any and all liabilities for taxes of any person under Treas. Reg. Section 1.1502-6(a) (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise, or (8) any and all gains, transfer, sales, use, bulk sales, recording, registration, documentary, stamp, and other taxes that may result from, or be incurred in connection with, the transactions contemplated by the Asset Purchase Agreement.

The Company and the Acquisition Subsidiary agreed to indemnify and hold harmless WQN, Inc., and its affiliates, parents, shareholders, subsidiaries, officers, directors, members, managers, employees, agents, successors and assigns from and against any and all Losses arising out of or due to: (1) the use of the assets after the closing date, (2) the breach of or failure to perform any covenant, undertaking, agreement or other obligation of the Acquisition Subsidiary, (3) the breach of any representation of the Acquisition, (4) any and all environmental liabilities relating to the acquired assets incurred after the closing date, or (5) liabilities for taxes of the Acquisition Subsidiary for all taxable periods or portions thereof ending on or after the closing date.

No indemnification is available to any indemnified party for Losses until the aggregate amount of such Losses exceeds $200,000, and then to the full extent of such Losses in excess of $200,000 not to exceed $4,000,000.

Agreement to hold a Meeting of Shareholders.

Pursuant to the Asset Purchase Agreement, the Company was to hold a meeting of its shareholders by December 4, 2005 in order to, among other things, authorize a class of preferred stock that can be used to satisfy the conversion feature of the Note.

Expenses

Each party paid its own fees and expenses in respect of the Acquisition.

Accounting Treatment of the Acquisition

The Acquisition was accounted for using the purchase method of accounting.

The Company is not in compliance with the terms of the Note

The Company has not made the scheduled payments on the note, and WQN has agreed to subordinate its repayment claim to all other convertible note holders. At September 30, 2006 the Company was in violation of certain requirements of this note; including the requirement to hold a meeting by December 4, 2005 to, among other things, authorize a class of preferred stock that can be used to satisfy the conversion feature of the Note. While WQN has not declared the Note in default, the full amount of the note at September 30, 2006 has been classified as current. In the event that WQN declares the Note in default, the outstanding principal amount of $3,700,000 and interest then due, which as of November 30, 2006 was $201,929 and all other amounts payable under the Note, will immediately become due and payable upon demand of WQN.

Shareholder Approval Required to Consummate the Acquisition

Approval of the holders of the common stock of WQN, Inc. was required in order for WQN, Inc. to enter into and consummate the Acquisition. WQN, Inc.'s shareholders approved the Acquisition on October 4, 2005.

The Company's Board recommends approving the proposed Amended and restated Articles of Incorporation to authorize 25,000,000 shares of Preferred Stock. Approval of this proposal will enable the Company to designate 2,000,000 shares of its preferred stock as Series A which will enable it to issue such shares of Series A Preferred Stock to WQN in connection with its contractual obligations. The approval will also provide the Company with additional shares of preferred stock which would be available for issuance and the board of directors would have the flexibility to act in a timely manner to take advantage of favorable market conditions and other opportunities with respect to stock splits, stock dividends, financing acquisitions and other corporate business, subject to any applicable laws or regulations. Such availability of an increased number of authorized shares and the ability to issue preferred stock will eliminate the delays and expense involved in first conducting a special meeting of shareholders in order to approve an amendment to the Company's Articles of Incorporation to increase the number of shares it is authorized to issue.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 25,000,000 SHARES OF PREFERRED STOCK (WHICH APPROVAL DOES NOT EXTEND TO THE APPROVAL OF THE ISSUANCE OF ANY SHARES)

PROPOSAL No. FOUR:
TO APPROVE THE COMPANY'S AMENDED AND RESTATED
ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF
 COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE TO
400,000,000 SHARES OF COMMON STOCK
 (ITEM 4 ON THE PROXY CARD)

General

The Company's board of directors unanimously approved and recommended for adoption by the shareholders the Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), the text of which is attached to this Proxy Statement as Appendix D . The following proposal is to approve the Amended and Restated Articles, but does not approve any issuance of shares of common stock, and no shareholder approval for such issuances is required or being sought.

Background and Reasons for the Proposed Amended and Restated Articles

As of December 11, 2006, there were 100,000,000 shares of our common stock authorized, of which, 99,443,034 shares were issued and outstanding. Therefore, the Company has insufficient shares of common stock available for future issuance, or for the exercise of current stock options and warrants, or for the conversion of convertible debt securities.

The Amended and Restated Articles would increase the number of shares of the Company's common stock that it is authorized to issue to 400,000,000 shares of common stock and would enable the Company to comply with its contractual obligations including those described below. A copy of the Amended and Restated Articles of Incorporation is included as Appendix D to this Proxy Statement.

As discussed above, the Company executed an asset purchase agreement with WQN pursuant to which it acquired substantially all of the assets of WQN relating to WQN's “Voice over Internet Protocol” business. For a discussion of the acquisition of WQN, please see Proposal No. Three. Approving the Amended and Restated Articles of Incorporation will enable the Company to issue common stock to WQN as may be required pursuant to the asset purchase agreement.

In connection with a private placement memorandum dated May 20, 2005, we issued 2,242,500 shares of our common stock for $0.80 per share, and warrants to purchase 2,207,751 common shares at prices from $1.60 to $2.23 per share. As required by the subscription agreements, a portion of these shares was registered with the SEC in October 2005, but that registration became ineffective in July 2006. Until a registration statement covering all related shares and warrants is declared effective by the SEC, or the underlying shares and warrants are eligible for sales under Rule 144, we are liable for liquidated damages, requiring the issuance of new common shares at the rate of 10% of the unregistered shares per month, currently amounting to 1,218,500 common shares owing. All underlying shares and warrants are currently eligible for sale under Rule 144, so additional liquidated damages are not accruing.

In July and October 2005 we issued and sold $3,085,832 in principal amount of convertible notes to accredited investors at a discount, receiving net proceeds of $2,520,320. These notes are immediately convertible at the option of the note holders into shares of our common stock, at an original conversion rate of $0.80 per share. These investors also received five-year warrants to purchase 964,322 shares of our common stock for $1.37612 per share, five-year warrants to purchase 964,322 shares of our common stock for $1.6503 per share, and one-year warrants to purchase 1,928,644 shares of our common stock for $1.60 per share. The investors also received “favored nations” rights such that for future securities offerings by the Company at a price per share less than the above conversion rate or warrant exercise prices, the investors’ conversion rate and warrant exercise price would be adjusted to the lower offering price. The principal balance of these notes is currently $488,543. In May 2006, we repriced these warrants to $0.78 per share, at which time these warrants were exercised, resulting in net proceeds to the Company of $2,720,120. We then issued warrants to the investors to purchase a like number of shares for $0.80. As a result of our September 2006 Section 3(a)(10) agreement described below, and the favored nations provision discussed above, the notes’ conversion rate (retroactive to the original note principal balances) and the exercise price of outstanding warrants were effectively reduced to $0.26 per share. We are required to file registration statements to register up to 200% of the shares issuable upon conversion of these notes, and all of the shares issuable upon exercise of the warrants issued in connection with these notes.

In November 2005, we issued 1,375,000 shares of our common stock for $0.80 per share, and warrants to purchase 2,225,000 common shares at $0.26 per share. (This conversion rate is less than the original conversion rate, due to the note’s favored nations provision affected by the Section 3(a)(10) agreement described in Note R to our consolidated financial statements contained on page 17 of our September 30, 2006 Quarterly Report on Form 10-Q.) We also agreed to register a total of 5,850,000 common shares and warrants related to this and a related agreement by January 17, 2006.

In January and February 2006, we issued and sold $11,959,666 in principal amount of convertible notes to accredited investors at a discount, receiving net proceeds of $9,816,662. These notes are immediately convertible at the option of the note holders into shares of our common stock at an original conversion rate of $1.318 per share. These investors also received five-year warrants to purchase 4,537,052 shares of our common stock for $1.45889 per share, and one-year warrants to purchase 4,537,052 shares of our common stock for $1.5915 per share. The investors also received “favored nations” rights such that for future securities offerings by the Company at a price per share less than the above conversion rate or warrant exercise prices, the investor’s conversion rate and warrant exercise price would be adjusted to the lower offering price. The principal balance of the notes is currently $8,483,102. As a result of the Section 3(a)(10) agreement and the favored nations provision discussed below, the notes’ conversion rate (retroactive to the original note principal balances) was effectively reduced to $0.26 per share. As a result of the October 2006 financing discussed below and the favored nations provision discussed above, the outstanding warrants were effectively re-priced to $0.28 per share. We are required to file registration statements to register up to 120% of the shares issuable upon conversion of these notes, and all of the shares issuable upon exercise of the warrants issued in connection with these notes.

In September 2006, the parties to the January and February 2006 note sales commenced an action against the Company in the Circuit Court of the Twelfth Judicial Circuit, Sarasota County, Florida alleging breach of the notes (the “First Note Action”). In September 2006, the parties to the July and October 2005 note sales commenced an action against the Company in the Circuit Court of the Twelfth Judicial Circuit, Sarasota County, Florida alleging that the Company was in breach of the notes (the “Second Note Action”).

The parties to the First Note Action and the Company entered into a Settlement Agreement and Release in September 2006. The material terms of the Settlement and Release are:

•
The amount due and owing under the Notes shall be reset to the principal amount due under the Notes in the amount of $8,318,284, together with interest due under the Notes in the amount of $207,957.09, and liquidated damages provided in the Notes in the amount of $374,322.77, for a total amount of $9,781,719.

•
The plaintiffs agreed to surrender $4,940,000 of the Notes Claims, on a pro rata basis, to the Company in exchange for 19,000,000 shares of the Company’s common stock, par value $0.001 per share, through the issuance of freely trading securities issued pursuant to Section 3(a)(10) of the Act.

•
Four of the plaintiffs agreed to surrender their Warrant Claims to the Company in exchange for 2,500,000 shares of the Company’s common stock, par value $0.001 per share, through the issuance of freely trading securities issued pursuant to Section 3(a)(10) of the Act.

•
The plaintiffs agreed to retain the balance of their Notes Claims and the Company agreed to reset the conversion rate for the remaining balance under the Notes to $0.26 per share, which shall retain all rights.

•	The Company agreed to reduce the exercise price of the un-exercised warrants purchased by the plaintiffs in connection with the Notes to $0.475.

•
The Company agreed to amend its Certificate of Incorporation and take all steps necessary, including obtaining shareholder approval, to authorize at least an additional 18,621,997 shares of common stock, as well as sufficient shares to cover the un-exercised warrants issued to the plaintiffs under the Notes and hold such shares in reserve for the plaintiffs’ benefit in connection with the balance by the Investors herein on or before November 30, 2006.

•
The plaintiffs agreed that none of the plaintiffs shall sell more than its pro-rata allocation of thirty percent (30%) of the daily trading volume in the Company’s common stock, provided however, any Investor may cumulate the daily trading volume in any given calendar week to compute their leak-out amount; provided further, that the aforementioned cumulative trading volume resets every Monday. This Investors’ Leak-Out provision does not apply to any sale of the Company’s common stock at a price above $0.75 per share.

•
With respect to the balance of the claims retained by the plaintiffs under the Notes, the plaintiffs retained all rights granted to them in Notes that were not specifically waived in settlement agreement.

•	The Company and the plaintiffs agreed to execute a mutual release upon the plaintiffs’ receipt of the shares issued pursuant to Section 3(a)(10).

The parties to the Second Note Action entered into a Settlement and Release in September 2006. The material terms of the Settlement and Release are:

•
The amount due and owing under the Notes shall be reset to the principal amount due under the Notes in the amount of $911,781, together with interest due under the Notes in the amount of $34,192 and liquidated damages provided in the Notes in the amount of $41,030, for a total amount of $987,003.

•
The plaintiffs agreed to surrender $498,460 of the Notes Claims, on a pro rata basis, to the Company in exchange for 1,917,153 shares of the Company’s common stock, par value $0.001 per share, through the issuance of freely trading securities issued pursuant to Section 3(a)(10) of the Act.

•
The plaintiffs agreed to retain the balance of their Notes Claims, and the Company agreed to reset the conversion rate for the remaining balance under the Notes to $0.26 per share, which shall retain all rights.

•
The Company agreed to amend its Certificate of Incorporation and take all steps necessary, including obtaining shareholder approval, to authorize at least an additional 1,879,011 shares of common stock and hold such shares in reserve for plaintiffs’ benefit in connection with the balance of the Notes retained by plaintiffs herein on or before November 30, 2006.

•
The plaintiffs agreed that none of the plaintiffs shall sell more than their pro-rata allocation of thirty percent (30%) of the daily trading volume in the Company’s common stock, provided however, any Investor may cumulate the daily trading volume in any given calendar week to compute their leak-out amount; provided further, that the aforementioned cumulative trading volume resets every Monday. This Leak-Out provision does not apply to any sale of the Company’s common stock at a price above $0.75 per share.

•
With respect to the balance of the claims retained by the plaintiffs under the Notes, the plaintiffs retained all rights granted to them in Notes that were not specifically waived in the Settlement Agreement.

•	The Company and the plaintiffs agreed to execute a mutual release upon the Investors’ receipt of the shares issued pursuant to Section 3(a)(10).

In September 2006, in connection with employment agreements, our Chief Executive Officer (“CEO”) and Chief Operating Officer (“COO”) were each awarded options to purchase 10,000,000 shares of the Company’s common stock at $0.01 per share, subject to board of directors approval. Further, our CEO and COO are entitled to receive additional options with similar terms, in sufficient quantity to allow them to maintain a beneficial ownership of 5% and 8%, respectively, of the Company’s outstanding common stock. On October 8, 2006, our COO was granted options to purchase 3,000,000 shares of the Company’s common stock at $0.36 per share under our 2004 Stock Option Plan. On October 9, 2006, we settled claims the COO had against the Company for alleged breaches of his employment agreement, and for nonregistration of the Company’s common shares he holds pursuant to the Caerus merger agreement dated May 31, 2005, for $1,080,000. Also on October 9, 2006, the COO exercised his options to purchase 964,782 common shares, and the proceeds were credited toward the settlement of his claims.

On October 17, 2006, we issued and sold $2,905,875 in secured convertible notes to twelve accredited investors, for a net purchase price of $2,324,700 (after a 20% original issue discount) in a private placement, receiving net proceeds of approximately $1,436,900 (before closing costs of $308,735). The investors also received five-year warrants to purchase a total of 10,378,125 shares of our common stock at an exercise price of $0.407 per share. The note holders may at their election convert all or part of these convertible notes into shares of the Company's common stock at the conversion rate of $0.28 per share, subject to adjustment as provided in the notes. We are required to file registration statements to register 130% of the shares issuable upon conversion of these notes, and all of the shares issuable upon exercise of the warrants issued in connection with these notes.

As a result of these and other transactions, 128,571,902 common shares are currently issuable upon the conversion of all convertible debt, and the exercise of all options and warrants. We are also contractually obligated to reserve an additional 36,391,521 shares from our authorized common shares. In addition, we are contractually obligated and plan to issue 8,740,935 common shares upon approval of our proposed increase in our authorized common shares. The following table specifies, for each listed obligation, the common shares issuable upon the conversion of all convertible debt and the exercise of all options and warrants, additional reservation requirements, and planned common share issuances upon approval of our proposed increase in our authorized common shares.

	Additional Common Stock Issuable Upon Conversion/Exercise [1]				Additional Reservation Requirements [2]			Current Obligations	Minimim Total Additional Authorized
	Convertible Notes	Warrants	Options	Subtotal	Convertible Notes	Options	Subotal	To Issue Shares[3]	Shares Required
May 2005 private placement	-	2,207,751	-	2,207,751	-	-	-	1,218,500	3,426,251
July and October 2005 convertible notes and warrants	1,879,012	3,713,542	-	5,592,554	7,523,152	-	7,523,152	5,644,140	18,759,846
January and February 2006 convertible notes and warrants	32,627,311	9,074,104	-	41,701,415	6,525,462	-	6,525,462	-	48,226,877
November 2005 financing agreement	-	2,225,000	-	2,225,000	-	-	-	-	2,225,000
WQN, Inc.	15,033,151	-	-	15,033,151	-	-	-	-	15,033,151
October 06 convertible notes and warrants	10,378,125	10,378,125	-	20,756,250	10,378,125	-	10,378,125	-	31,134,375
December 06 Bridge Note Warrants	-	771,931	-	771,931	-	-	-	-	771,931
2004 Stock Option Plan	-	-	2,035,218	2,035,218	-	1,964,782	1,964,782	-	4,000,000
2006 Stock Option Plan [4]	-	-	-	-	-	10,000,000	10,000,000	-	10,000,000
Securities owned by consulting and other professional firms	-	3,100,000	493,747	3,593,747				950,000	4,543,747
Current and former officer and employee securities [5]	-	4,700,000	26,562,500	31,262,500	-	-	-	800,000	32,062,500
Securities owned by or owed to shareholders	-	3,392,385	-	3,392,385	-	-	-	128,295	3,520,680

Totals	59,917,599	39,562,838	29,091,465	128,571,902	24,426,739	11,964,782	36,391,521	8,740,935	173,704,358

[1] These columns represent common shares issuable upon the hypothetical conversion of outstanding convertible debt, and the exercise of all outstanding warrants and options.
[2] These columns represent contractual requirements to reserve specified or computed numbers of common shares from our authorized capital, in addition to the conversion/exercise amounts referred to in footnote 1.

[3] These are common shares that are contractually owing to various individuals or firms, and are expected to be issued as soon as our authorized shares are increased.
[4] The 2006 Stock Option Plan is pending shareholder approval.
5 In addition, our Chief Executive Officer and Chief Operating Officer may receive additional options sufficient to maintain their common share ownership at 5% and 8%, respectively.

Our authorized shares of stock consist of 100,000,000 shares of common stock, of which 99,443,034 shares are currently issued and outstanding, and 173,704,358 additional shares are contingently issuable upon the exercise of stock options and warrants, conversion of convertible securities, and issuance of contractually obligated shares. If our current proposal to increase the authorized shares of common stock to 400,000,000 shares is approved, and a significant number of additional shares are subsequently issued as allowed for above or in conjunction with new financing, our current shareholders would experience significant dilution of their ownership, and our stock price per share could decline substantially.

The board of directors believes that the proposal to increase the number of authorized shares of common stock is in the best interests of the Company and its shareholders. If the proposed Amended and Restated Articles are approved by the shareholders, the Company would have additional shares available for issuance in order to meet its contractual obligations, issue shares of common stock pursuant to its 2004 Option Pan, its 2006 Plan (if it is approved) and enable the board of directors to have the flexibility to act in a timely manner to take advantage of favorable market conditions and other opportunities with respect to stock splits, stock dividends, financings, acquisitions or other corporate business, subject to the rules of any securities exchange on which the shares of common stock are listed at the time or other applicable laws or regulations as may be in effect from time to time. Such availability of an increased number of authorized shares will eliminate the delays and expense involved in first conducting a special meeting of shareholders in order to issue additional shares when needed.

The Company will, from time to time, investigate possible acquisitions and financings through the issuance of additional equity securities, but it is not possible to state whether an acquisition will materialize or, if so, whether the issuance of additional common stock would be desirable or required. Additional information on the company's contractual obligations pertaining to issuances of its common stock are incorporated herein by reference to its 10-KSB of the year ended December 31, 2005 and its subsequent quarterly reports which have been filed with the Securities and Exchange Commission.

The increase in shares authorized by the Amended and Restated Articles could under some circumstances (1) enable existing directors and officers of the Company to increase their beneficial ownership of the Company in response to a takeover attempt by another person by entering into transactions resulting in the issuance of authorized shares by the Company to existing directors and officers, and/or (2) dilute the beneficial ownership of the person making the takeover attempt by issuing shares to another person who might assist the board of directors in opposing the takeover if the board of directors determines that the takeover is not in the best interests of the Company and its shareholders. In addition, issuances of additional common stock or preferred stock convertible into common stock would significantly dilute the ownership position of the Company's shareholders.

The Company is only seeking approval to increase the number of shares of its common stock to 400,000,000 shares but not for approval of the issuance of such shares which is not required or sought.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT THE COMPANY IS AUTHORIZED TO ISSUE TO 400,000,000 SHARES OF COMMON STOCK (WHICH APPROVAL DOES NOT EXTEND TO THE APPROVAL OF THE ISSUANCE OF ANY SHARES)

PROPOSAL NO. 5

TO APPROVE THE SELECTION OF
BERKOVITS, LAGO & COMPANY LLP
AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2006
ITEM NO. 5 ON THE PROXY CARD

The board of directors recommends the selection of Berkovits, Lago & Company, LLP as our independent registered public accounting firm to perform the audit of our financials for the year ending December 31, 2006.

Berkovits, Lago & Company, LLP served as our auditor and audited our financial statements for our fiscal years ended December 31, 2005 and 2004. Representatives of Berkovits, Lago & Company, LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On November 16, 2004, we were informed by Tschopp, Whitcomb & Orr that their firm was resigning as our auditor. During the two most recent fiscal years and during the interim period from December 31, 2003 until November 16, 2004, the Company did not have any disagreements with Tschopp, Whitcomb & Orr on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that would require disclosure in this Proxy Statement. During such period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

On December 1, 2004, we retained the accounting firm of Berkovits, Lago & Company, LLP to conduct an audit of our financial statements for the year ended December 31, 2004, and to issue a report thereon. Our board of directors approved the selection of Berkovits, Lago & Company, LLP as new independent auditors. Neither management nor anyone on its behalf consulted with Berkovits, Lago & Company, LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the Company that Berkovits, Lago & Company, LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue during our two most recent fiscal years prior to engaging Berkovits, Lago & Company, LLP.

Independent Auditor's Fees and Other Matters

Audit Fees. Berkovits, Lago & Company, LLP provided services to the Company during the years ended December 31, 2005 and 2004 in the categories shown below. Tschopp, Whitcomb & Orr provided services to the Company in these categories during the year ended December 31, 2003.

	Calendar Years
	2005	2004	2003
Audit Fees(1)	$120,234	$72,620	$12,000
Audit-Related Fees(2)	-	-	-
Tax Fees(3)	-	-	-
All Other Fees(4)	-	-	-

(1)
Audit fees - These are fees for professional services performed by Berkovits, Lago & Company, LLP and Tschopp, Whitcomb & Orr for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)
Audit-related fees - These are fees for assurance and related services performed by Berkovits, Lago & Company, LLP and Tschopp, Whitcomb & Orr that are reasonably related to the performance of the audit or review of the Company's financial statements. These include employee benefit and compensation plan audits, attestations that are not required by statute, and consulting on financial accounting/reporting standards.

(3)
Tax fees - These are fees for professional services performed by Berkovits, Lago & Company, LLP and Tschopp, Whitcomb & Orr with respect to tax compliance, tax advice and tax planning. These include preparation of original and amended tax returns for the Company and its consolidated subsidiaries, refund claims, payment planning, tax audit assistance, and tax work stemming from “audit-related” items.

(4)	All other fees - Services that do not meet the above three category descriptions are not permissible work performed for the Company by Berkovits, Lago & Company, LLP and Tschopp, Whitcomb & Orr.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF
THE SELECTION OF BERKOVITS, LAGO & COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2006

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This proxy statement incorporates by reference the documents listed below, which contain important business and financial information. This means that we can disclose information to you by referring you to other documents filed separately with the Securities and Exchange Commission (“SEC”). The information incorporated by reference is considered a part of this proxy statement, except for any information superseded by information contained in this proxy statement.

The following documents are incorporated by reference into this proxy statement:

The Company's Annual Report on Form 10-KSB for the year ended December 31, 2005;

Amendment No. 1 to Form 10-KSB;

Amendment No. 2 to Form 10-KSB; and

The Company's Quarterly Report on Form 10Q for the period ended September 30, 2006.

Any statement contained in a document incorporated by reference in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

The Company's most recent Form 10-KSB and Amendments No. 1 and 2 thereto are included in our annual report to shareholders, which is enclosed with this proxy statement.

AVAILABLE INFORMATION

We are currently subject to the information requirements of the Exchange Act and in accordance therewith file periodic reports, Proxy Statements and other information with the SEC relating to our business, financial statements and other matters. Copies of such reports, Proxy Statements and other information may be copied (at prescribed rates) at the public reference room  maintained by the Securities and Exchange Commission at 100 F Street. N.E., Washington, D.C. 20549. For further information concerning the SEC's public reference room, you may call the SEC at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at http://www.sec.gov.

Requests for documents relating to the Company should be directed to:

VoIP, Inc.
Robert Staats
151 So. Wymore Rd., Suite 3000
ALTAMONTE SPRINGS, FL 32714

The Company's most recent Form 10-KSB and Amendments one and two thereto are included in our annual report to shareholders, which is enclosed with this Proxy Statement.

Our board of directors hopes that shareholders will attend the annual meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation is appreciated. Shareholders who attend the meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

By Order of the Board of Directors

Robert V. Staats, Secretary

January __, 2007

APPENDIX A

VoIP, Inc. 2006 Equity Incentive Plan

1.	PURPOSE

The purposes of this VoIP, Inc. 2006 Equity Incentive Plan (the “Plan”) are to encourage selected employees, outside directors and consultants of VoIP, Inc., together with any successor thereto, (the “Company”) and the Company's Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company; to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders; and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

2.	DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

(a)
“Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company; and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

(c)	“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(d)	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(e)
“Consultant” shall mean a consultant or adviser who provides bona fide services to the Company or an Affiliate as an independent contractor. Service as a consultant shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(f)
“Committee” shall mean a committee of the Board of Directors of the Company, acting in accordance with the provisions of Section 3 of the Plan, designated by the Board to administer the Plan and composed of not less than two directors, each of whom is not an employee of the Company or an Affiliate and meets the “Non-Employee Director” eligibility requirements imposed by Rule 16b-3 (or its successor) under the Securities Exchange Act of 1934, as amended, and each of whom is an outside director for purposes of Section 162(m) of the Code.

(g)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(h)	“Employee” shall mean any employee of the Company or of any Affiliate.

(i)
“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other Securities), the value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(j)	“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(k)	“Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(l)	“Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(m)	“Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(n)
“Outside Director” shall mean a member of the Board of Directors of the Company or any Affiliate who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except for purposes of satisfying the requirements of Incentive Stock Options.

(o)	“Participant” shall mean an Employee, Outside Director or Consultant who receives an Award under the Plan.

(p)	“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(q)	“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(r)	“Predecessor Plan” shall mean the Company's 2005 Stock Option Plan.

(s)	“Released Securities” shall mean shares of Restricted Stock as to which all restrictions imposed by the committee have expired, lapsed, or been waived.

(t)	“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(u)	“Restricted Stock Unit” shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

(v)
“Shares” shall mean the shares of common stock of the Company, $0.001 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan.

(w)	“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

3.	ADMINISTRATION

Except as otherwise provided herein, the Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine the time or times when each Award shall become exercisable and the duration of the exercise period; (vi) determine whether, to what extent, and under what circumstances Awards may be settled in or exercised for cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any Employee, director or Consultant of the Company or of any Affiliate. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, once the Award is made, the Committee shall not have discretion to increase the amount of compensation payable under the Award that would otherwise be due upon attainment of the performance goal. Actions of the Committee may be taken either (i) by a subcommittee, designated by the Committee, composed of two or more members; or (ii) by the Committee but with one or more members abstaining or recusing himself or herself from acting on the matter, so long as two or more members remain to act on the matter. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such members, shall be the action of the Committee for purposes of the Plan.

4.	SHARES AVAILABLE FOR AWARDS

(a)	SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b) of the Plan:

(i)
CALCULATION OF NUMBER OF SHARES AVAILABLE. The number of Shares available for granting Awards under the Plan shall be 10,000,000, of which 5,000,000 shall become available immediately and the next 5,000,000 shall be made available upon determination by the Board of Directors. Further, if, after the effective date of the Plan, any Shares covered by an Award granted under the Plan (“Award”) or by an award granted under a Predecessor Plan (“award”), or to which such an Award or award relates, are forfeited, or if an Award or award otherwise terminates without the delivery of Shares or of other consideration, then the Shares covered by such Award or award, or to which such Award or award relates, or the number of Shares otherwise counted against the aggregate number of Shares available under the Plan with respect to such Award or award, to the extent of any such forfeiture or termination, shall again be, or shall become, available for granting Awards under the Plan.

(ii)	ACCOUNTING FOR AWARDS. For purposes of this Section 4:

(A)
If an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

(B)	Dividend Equivalents and Awards not denominated in Shares shall not be counted against the aggregate number of Shares available for granting Awards under the Plan.

(iii)	SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of Treasury Shares.

(b)
ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, purchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards; (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(g)(vi); and (iv) the grant, purchase, or exercise price with respect to any Award; or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto; and provided that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

5.	ELIGIBILITY

Any Employee, Outside Director or Consultant shall be eligible to receive Awards under the Plan. Any Awards granted to members of the Committee shall be approved by the Board of Directors of the Company.

6.	AWARDS

(a)
OPTIONS. The Committee is hereby authorized to grant Options with the following terms and conditions, and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)
EXERCISE PRICE. The exercise price per Share of each Option shall be determined by the Committee; provided, however, that such exercise price per Share under any Incentive Stock Option shall not be less than 100% (110% in the case of a “10-percent shareholder” as such term is used in Section 422(c)(5) of the Code) of the Fair Market Value of a Share on the date of grant of such Incentive Stock Option.

(ii)
OPTION TERM. The term of each Option shall be fixed by the Committee, provided that no Incentive Stock Option shall have a term greater than 10 years [5 years in the case of a “10-percent shareholder” as such term is used in Section 422(c)(5) of the Code].

(iii)
TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which cash or property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)
INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

(b)
STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)	RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

(i)	ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units.

(ii)
RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(iii)
REGISTRATION. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued with respect to Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)
FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the Participant promptly after such Restricted Stock shall become Released Securities.

(d)
PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards. Subject to the terms of the Plan, a Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property; and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. The goals established by the Committee shall be based on any one, or combination of the following: earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, revenue, economic value added, increase in Share price or cash flow return on investment, or any other measure the Committee deems appropriate. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement.

(e)
DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Awards under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan, such Awards may have such terms and conditions as determined by the Committee.

(f)
OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Awards.

(g)	GENERAL.

(i)	NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(ii)
AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time or at a different time from the grant of such other Awards or awards.

(iii)
FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
LIMITS ON TRANSFER OF AWARDS. No Award (other than Released Securities) and no right under any such Award shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by Will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, a) designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant; or b) transfer any Award other than an Incentive Stock Option for bona fide estate planning purposes. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant, a permitted transferee or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)
TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

(vi)
SHARE CERTIFICATES. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws; and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

7.	AMENDMENT AND TERMINATION

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)
AMENDMENTS TO THE PLAN. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any share owner, Participant, other holder or beneficiary of an Award, or other Person.

(b)
AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively, without the consent of any Participant, other holder or beneficiary of an Award.

(c)
ADJUSTMENTS OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. Except as provided in the following sentence, the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or in recognition of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. In the case of any Award that is intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, the Committee shall not have authority to adjust the Award in any manner that would cause the Award to fail to meet the requirements of Section 162(m).

(d)
CORRECTION OF DEFECTS, OMISSIONS, AND INCONSISTENCIES. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.	GENERAL PROVISIONS

(a)
NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Outside Directors, Consultants, other holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

(b)
DELEGATION. The Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards held by, Employees, Consultants, or other holders or beneficiaries of Awards under the Plan who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and who also are not “covered employees” for purposes of Section 162(m) of the Code.

(c)
WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due with respect to an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

(d)
NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)
NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to remain an Employee, director or Consultant of the Company or any Affiliate. Further, the Company or an Affiliate may at any time terminate the service of any Employee, director or Consultant, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)
GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas and applicable federal law.

(g)
SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(h)
NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(i)
NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Share, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(j)
HEADINGS. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

9.	EFFECTIVE DATE OF THE PLAN

Subject to the approval of the shareholders of the Company, the Plan shall be effective ____________ (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan before its approval by shareholders, the Awards will be contingent on approval of the Plan by the shareholders of the Company at an annual meeting, special meeting, or by written consent.

10.	TERM OF THE PLAN

No Award shall be granted under the Plan more than ten years after the Effective Date. However, unless otherwise expressly provided in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

11.	TERMINATION OF PREDECESSOR PLANS

Upon the Effective Date, the Predecessor Plan shall terminate and no further awards or grants may be made under such Predecessor Plan.

APPENDIX B

AMENDED AND RESTATED
ARTICLES OF INCORPORATION TO AUTHORIZE 25,000,000 SHARES OF THE COMPANY'S PREFERRED STOCK

VOIP, INC.

ARTICLE ONE

VoIP, Inc. (the “Corporation”), pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, hereby adopts these restated articles of incorporation which accurately copy the original articles of incorporation and all amendments thereto that are in effect to date and as further amended by such restated articles of incorporation as hereinafter set forth and which contain no other change in any provision thereof.

ARTICLE TWO

The Articles of Incorporation of the Corporation are amended by the Amended and Restated Articles of incorporation in their entirety as follows:

ARTICLE I

The name of this Corporation is VoIP, Inc.

ARTICLE II

The period of duration is perpetual.

ARTICLE III
PURPOSES

The purposes for which this Corporation is organized are to conduct any type of business endeavor which is legal pursuant to the laws of the State of Texas.

ARTICLE IV
SHARES

SECTION 1. The total number of shares of stock which the Corporation shall have authority to issue is _____________ (___________) shares of common stock (“Common Stock”) and Twenty-Five Million (25,000,000) shares of preferred stock (“Preferred Stock”). The par value of each of such shares is $0.001.

SECTION 2.   The Board of Directors of the Corporation is hereby expressly authorized, by resolution or resolutions from time to time adopted, to provide, out of the unissued shares of Preferred Stock, for the issuance of the Preferred Stock in one or more classes or series. Before any shares of any such class or series are issued, the Board of Directors shall fix and state, and hereby is expressly empowered to fix, by resolution or resolutions, the designations, preferences, and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitations or restrictions thereon, including, but not limited to, determination of any of the following:

(a) the designation of such class or series, the number of shares to constitute such class or series and the stated value thereof if different from the par value thereof;

(b) whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full, special or limited, and whether the shares of such class or series shall be entitled to vote as a separate class either alone or together with the shares of one or more other classes or series of stock;

(c) the dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation that such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of the same class;

(d) whether the shares of such class or series shall be subject to redemption by the Corporation at its option or at the option of the holders of such shares or upon the happening of a specified event, and, if so, the times, prices and other terms, conditions and manner of such redemption;

(e) the preferences, if any, and the amount or amounts payable of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f) whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

(g) whether the shares of such class or series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of stock of any other class or any other series of the same class or any other class or classes of securities or property and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding, upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of the same class;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of the same class or of any other class; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series unissued shares of the Preferred Stock designated for such class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

ARTICLE V
MAJORITY VOTE

With respect to any action to be taken by the shareholders of the Corporation under the Texas Business Corporation Act or otherwise, the vote or occurrence of the holders of a majority of the issued and outstanding shares of the Corporation shall control.

ARTICLE VI
NO CUMULATIVE VOTING

Cumulative voting is expressly prohibited. At each election of directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote; no shareholders shall be entitled to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by his shares shall equal, or by distributing such votes on the same principal among any number of such candidates.

ARTICLE VII
PRE-EMPTIVE RIGHTS

No holder of any stock of the Corporation shall be entitled as a matter of right to purchase or subscribe for any part of any stock of the Corporation authorized by these Articles or of any additional stock of any class to be issued by reason of any increase of the authorized stock of the Corporation or of any bonds, certificates of indebtedness, debentures, warrants, options or other securities convertible into any class or stock of the Corporation, but any stock authorized by these Articles or any such additional authorized issue of any stock or securities convertible into any stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may decide in its discretion without offering any thereof on the same terms or on any terms to the shareholders then of record or to any class of shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any of the provisions of these Articles.

ARTICLE VIII
CERTAIN INSIDER TRANSACTIONS

Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of the director or directors at the meeting of the Board of Directors of the Corporation that acts upon, or in reference to, the contract or transaction, and notwithstanding his or their participation in the action, if the facts of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize or ratify the contract or transaction, the interested director or directors to be counted in determining whether a quorum is present and to be entitled to vote on such authorization of ratification. This Article VIII shall not be construed to invalidate any contract or other transaction that would otherwise be valid under the common and statutory law applicable to it.

ARTICLE IX
INDEMNIFICATION

The Corporation shall indemnify any person, by reason of the fact that he or she, his or her testator, or intestate, is or was a director, officer, or employee of the Corporation, or of any corporation or other entity, which he or she served in such capacity at the request of the Corporation to the maximum extent of Texas law.

ARTICLE X
INSURANCE

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify him against such liability by statute.

ARTICLE XI
LIMITATION ON LIABILITY

No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director, officer or employee of the Corporation in good faith, if, in the exercise of ordinary care, this person:

A. Relied upon financial statements of the Corporation represented to be corrected by the President or the officer of the Corporation having charge of its books of account, or stated in a written report by an independent public or certified public accountant or firm of such accountants fairly to reflect the financial condition of the Corporation; or considered the assets to be of their book value; or

   B. Relied upon the written opinion of any attorney hired by or representing the Corporation.

ARTICLE XII
BYLAWS

Except to the extent such power may be modified or divested by action of the shareholders representing a majority of the issued and outstanding shares of the Common Stock of the Corporation taken at a regular or special meeting of the shareholders, the power to adopt, alter, amend or repeal the Bylaws of the Corporation shall be vested in the Board of Directors.

ARTICLE XIII
REGISTERED OFFICE AND REGISTERED AGENT

The post office address of its initial registered office and the name of its initial registered agent at such address are:

Registered Office:	__________________ __________________
Registered Agent:	__________________

ARTICLE XIV
CONSENT OF SHAREHOLDERS

Any action which must be taken at any annual or special meeting of shareholders, or any action which may be taken without a meeting, without notice and without a vote, if a consent or consents in writing, setting forth the action taken, is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares are entitled to vote on the action were present and voted.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation on this ___ day of ___________________, 2006.

VOIP, INC.

By:
Anthony Cataldo, CEO

APPENDIX C

ASSET PURCHASE AGREEMENT

BY AND AMONG

WQN, INC.,

VOIP, INC.,

AND

VOIP ACQUISITION COMPANY

AUGUST 3, 2005

ARTICLE VII. ADDITIONAL AGREEMENTS		C-17
7.1	Stockholder Meeting	C-17
7.2	Preparation of the Proxy Statement	C-17
7.3	Access to Information; Meetings with Company Officers	C-17
7.4	Certain Payments, Fees and Expenses	C-17
7.5	Reasonable Best Efforts	C-18
7.6	Public Announcements	C-18
7.7	Notification of Certain Matters	C-18
7.8	Transition	C-18
7.9	Covenant Not to Compete	C-18
7.10	Registration Rights	C-19
7.11	Employees and Employee Benefits	C-20
7.12	Retention Records and Access	C-20

ARTICLE VIII. CONDITIONS PRECEDENT TO CLOSING		C-21
8.1	Conditions to Closing	C-21
8.2	Conditions to Obligations of Seller	C-21
8.3	Conditions to Obligations of Parent and Buyer	C-22

ARTICLE IX. TERMINATION, AMENDMENT AND WAIVER		C-23
9.1	Termination	C-23
9.2	Effect of Termination	C-23
9.3	Amendment	C-23
9.4	Waiver	C-23

ARTICLE X. INDEMNIFICATION		C-24
10.1	Indemnification by Seller	C-24
10.2	Indemnification by Buyer	C-24
10.3	Survival of Representations, Warranties and Covenants	C-24
10.4	Notice and Opportunity to Defend	C-24
10.5	Remedies Exclusive	C-25
10.6	Right of Setoff	C-25
10.7	Settlement of Disputes	C-25

ARTICLE XI. MISCELLANEOUS		C-26
11.1	Expenses	C-26
11.2	Notices	C-26
11.3	Counterparts	C-26
11.4	Entire Agreement	C-26
11.5	Headings	C-26
11.6	Assignment	C-27
11.7	Governing Law; Jurisdiction	C-27
11.8	No Third-Party Rights	C-27
11.9	Non-Waiver	C-27
11.10	Severability	C-27
11.11	Incorporation of Exhibits and Schedules	C-27

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT (this “Agreement”), dated as of August 3, 2005, is entered into by and among WQN, INC., a Delaware corporation (“Seller”), VOIP, INC., a Texas corporation (“Parent”), and VOIP ACQUISITION COMPANY, a Delaware corporation (“Buyer”).

RECITALS

WHEREAS, Seller currently conducts the business of providing long distance telephony via a Voice-Over-Internet Protocol (“VOIP”);

WHEREAS, Parent is also engaged in the VOIP business and believes that a combination of Parent and Seller will result in a stronger competitor in a rapidly emerging industry;

WHEREAS, Seller desires to sell certain of Seller's assets and properties, including all rights and interests associated therewith to Buyer; and

WHEREAS, Parent and Buyer desire to purchase from Seller, upon the terms and conditions set forth herein, such assets, properties, rights and interests and, in connection therewith, Buyer will assume certain liabilities of Seller.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Certain Definitions. In addition to other terms defined throughout this Agreement, the following terms have the following meanings when used herein:

(a) “Assets” means all assets and properties used by Seller and its subsidiaries, if any, in its VOIP business, including all rights and interests associated therewith, other than the Excluded Assets, and, without limiting the generality of the foregoing, shall expressly include the following assets, properties, rights and interests of Seller:

(i) all intellectual property (and rights associated therewith), including patents, patent applications, trademarks, service marks, proprietary rights in trade names (other than the name “WQN, Inc.”), brand names, internet domain names, trade dress, labels, logos, slogans and other indications of origin, and copyrighted works (including any registrations or applications for registration of the foregoing in any jurisdiction and any extensions, modifications or renewals thereof), all as set forth in Section 1.1(a)(i) of the Disclosure Schedule (the “Seller Intellectual Property”);

(ii) except as otherwise provided herein, all rights, benefits and interests in and to all licenses (other than “shrink-wrap” and other “off the shelf” software licenses), Leases, contracts, agreements, commitments and undertakings (the “Contracts”) that are set forth in Section 1.1(a)(ii) of the Disclosure Schedule;

 (iii) the deposits and prepaid assets listed in Section 1.1(a)(iii) of the Disclosure Schedule; and

(iv) cash in the amount of USD 1,000,000.

(v) all Tangible Personal Property, including those items described in Section 1.1(a)(iv) the Disclosure Schedule;

(vi) all Inventories;

(vii) all Accounts Receivable;

(viii) all Governmental Authorizations and all pending applications therefor or renewals thereof, in each case to the extent transferable to Buyer, including those listed in Section 1.1(a)(viii) of the Disclosure Schedule;

(ix) all data and records (“Records”) related to the VOIP operations of Seller, including client and customer lists and Records, referral sources, research and development reports and Records, referral sources, research and development reports and Records, production reports and Records, service and warranty Records, equipment logs, operating guides and manuals, financial and accounting Records, creative materials, advertising materials, promotional materials, studies, reports, correspondence and other similar documents and Records and, subject to Legal Requirements, copies of all personnel Records and other Records described in Section 1.1(a)(ix) of the Disclosure Schedule;

(x) all of the intangible rights and property of Seller, including going concern value, goodwill, websites, URL listings, telephone, telecopy and e-mail addresses and listings and those items listed in Section 1.1(a)(x) of the Disclosure Schedule;

(xi) all insurance benefits, including rights and proceeds, arising from or relating to the Assets or the Assumed Liabilities prior to the Effective Time, unless expended in accordance with this Agreement; and

(xii) all claims of Seller against third parties relating to the Assets, whether choate or inchoate, known or unknown, contingent or noncontingent, including all such claims listed in the Disclosure Schedule.

(b) “Assumed Liabilities” means the liabilities of Seller set forth in Section 1.1(b) of the Disclosure Schedule to be assumed by Buyer.

(c) “Consent” means any notice to or consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental body or third party.

(d) “Excluded Assets” means the following assets, properties, rights and interests of Seller:

(i) all cash, cash equivalents and short-term investments in excess of USD 1,000,000;

(ii) all minute books, stock Records and corporate seals;

(iii) the shares of capital stock of Seller held in treasury;

(iv) those rights relating to deposits and prepaid expenses and claims for refunds and rights to offset in respect thereof listed in Section 1.1(d)(iv) of the Disclosure Schedule;

(v) all insurance policies and rights thereunder (except to the extent included as a Contract);

(vi) the Seller Contracts listed in the Disclosure Schedule;

(vii) all personnel Records and other Records that Seller is required by law to retain in its possession;

(viii) all claims for refund of Taxes and other governmental charges of whatever nature;

(ix) all rights in connection with and assets of the Employee Plans;

(x) all rights of Seller under this Agreement, the Assignment and Assumption Agreement and the other Closing Documents;

(xi) the property and assets expressly designated in Section 1.1(d)(xi) of the Disclosure Schedule;

(xii) the limited partnership interest of Seller in the Cross Country Capital Partners, L.P. hedge fund;

(xiii) the limited partnership interest of Seller in Seaview Mezzanine Fund LP;

(xiv) the promissory note issued to Seller in connection with its sale of indiaonline.com, Inc.

(xv) Seller's director and officer liability insurance policy and all pre-paid deposits thereon;

(xvi) The “wqni.com” URL; and

(xvii) the interest of Seller in the office lease covering its principal offices in Dallas, Texas.

(e) “Business Day” means any day other than (a) Saturday or Sunday or (b) any other day on which banks in Texas are permitted or required to be closed.

(f) “Effective Time” means the time at which the Closing is consummated.

(g) “Encumbrance” means any charge, claim, community or other marital property interest, condition, equitable interest, lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

(h) “Environment” means soil, land surface or subsurface strata, surface waters (including navigable waters and ocean waters), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life and any other environmental medium or natural resource.

(i) “Environmental, Health and Safety Liabilities” means any cost, damages, expense, liability, obligation or other responsibility arising from or under any Environmental Law or occupational safety and health law (“Occupational Safety and Health Law”), including those consisting of or relating to:

(i) any environmental, health or safety matter or condition (including on-site or off-site contamination, occupational safety and health and regulation of any chemical substance or product);

(ii) any fine, penalty, judgment, award, settlement, legal or administrative proceeding, damages, loss, claim, demand or response, remedial or inspection cost or expense arising under any Environmental Law or Occupational Safety and Health Law;

(iii) financial responsibility under any Environmental Law or Occupational Safety and Health Law for cleanup costs or corrective action, including any cleanup, removal, containment or other remediation or response actions (“Cleanup”) required by any Environmental Law or Occupational Safety and Health Law (whether or not such Cleanup has been required or requested by any Governmental Body or any other Person) and for any natural resource damages; or

(iv) any other compliance, corrective or remedial measure required under any Environmental Law or Occupational Safety and Health Law.

The terms “removal,” “remedial” and “response action” include the types of activities covered by the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”).

(j) “Environmental Law” means any Legal Requirement that requires or relates to:

(i) advising appropriate authorities, employees or the public of an intended or actual release or threatened release into the environmental of toxic or hazardous substances, or solid or hazardous waste, including, without limitation, emissions, discharges, spills, escapes or dumping (a “Release”) of pollutants or hazardous substances or materials, violations of discharge limits or other prohibitions and the commencement of activities, such as resource extraction or construction, that could have significant impact on the Environment;

(ii) preventing or reducing to acceptable levels the Release of pollutants or hazardous substances or materials into the Environment;

(iii) reducing the quantities, preventing the Release or minimizing the hazardous characteristics of wastes that are generated;

(iv) assuring that products are designed, formulated, packaged and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of;

(v) protecting resources, species or ecological amenities;

(vi) reducing to acceptable levels the risks inherent in the transportation of hazardous substances, pollutants, oil or other potentially harmful substances;

(vii) cleaning up pollutants that have been Released, preventing the threat of Release or paying the costs of such clean up or prevention; or

(viii) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

(k) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(l) “Governmental Authorization” means any Consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

(m) “Governmental Body” means any:

(i) nation, state, county, city, town, borough, village, district or other jurisdiction;

(ii) federal, state, local, municipal, foreign or other government;

(iii) governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

(iv) multinational organization or body;

(v) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

(vi) official of any of the foregoing.

(n) “Inventories” means all inventories of Seller, wherever located, including all finished goods, work in process, raw materials, spare parts and all other materials and supplies to be used or consumed by Seller in the production of finished goods, as set forth in Section 1.1(n) of the Disclosure Schedule.

(o) “Knowledge” means an individual will be deemed to have Knowledge of a particular fact or other matter if that individual is actually aware of that fact or matter. For purposes hereof, the term “Knowledge” shall mean the Knowledge of the directors of Seller, and of Mr. Michael Miller.

(p) “Lease” means any lease covering real property (a “Real Property Lease”) or any lease or rental agreement, license, right to use or installment and conditional sale agreement to which Seller is a party and any other Seller Contract pertaining to the leasing or use of any Tangible Personal Property.

(q) “Legal Requirement” means any federal, state, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, statute or treaty.

(r) “Liability” means with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

(s) “Ordinary Course of Business” means an action taken by a Person will be deemed to have been taken in the Ordinary Course of Business only if that action:

(i) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person;

(ii) does not require authorization by the board of directors or shareholders of such Person and does not require any other separate or special authorization of any nature; and

(iii) is similar in nature, scope and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal, day-to-day operations of other Persons that are in the same line of business as such Person.

(t) “Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Body.

(u) “Proceeding” means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

  (v) “Tangible Personal Property” means all machinery, equipment, tools, furniture, office equipment, computer hardware, supplies, materials, vehicles and other items of tangible personal property (other than Inventories) of every kind owned or leased by Seller (wherever located and whether or not carried on Seller's books) and used in its VOIP business, together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto, other than items listed above that are part of the Excluded Assets.

(w) “Tax” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever and any interest, penalty, addition or additional amount thereon imposed, assessed or collected by or under the authority of any Governmental Body or payable under any tax-sharing agreement or any other Contract.

(x) “Tax Return” means any return (including any information return), report, statement, schedule, notice, form, declaration, claim for refund or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

1.2 Other Definitional Provisions. The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning. Seller and Buyer acknowledge that each party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

(a) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(b) The word “including” shall mean including without limitation and the words “include” and “includes” shall have corresponding meanings.

ARTICLE II.
PURCHASE AND SALE

2.1 Purchase. Upon the terms and subject to the conditions set forth herein, on the Closing Date Buyer shall purchase from Seller the Assets, and Seller shall sell and convey the Assets to Buyer.

2.2 Transfer of Assets. Upon the terms and subject to the conditions set forth herein, Seller shall, on the Closing Date, sell and transfer to Buyer all right, title and interest of Seller in and to the Assets, free and clear of all Encumbrances of any kind. Seller shall execute and deliver all additional transfer documents required in order to convey title to all of the Assets, including assignments of the Intellectual Property.

2.3 Excluded Liabilities. Except for the Assumed Liabilities to be assumed by Buyer pursuant to an Assignment and Assumption Agreement, in the form attached as Exhibit A, which are specifically being assumed by Buyer hereby, Buyer shall not assume, or otherwise be responsible for, any of Seller's Liabilities, whether actual or contingent, matured or unmatured, liquidated or unliquidated, known or unknown, or related or unrelated to Seller's business or the Assets, whether arising out of occurrences prior to or at or after the Closing Date (collectively, the “Excluded Liabilities”). Without limiting the generality of the foregoing, the Excluded Liabilities shall expressly include:

(a) All Liabilities arising out of or related to any of the Excluded Assets;

(b) All Liabilities in respect of any costs arising out of or related to the sale and transfer of the Assets, including all broker's or finder's fees and expenses of Seller and all fees and expenses of any attorneys and accountants of Seller;

(c) All Liabilities in respect of any Tax relating to Seller, Seller's business or the Assets attributable to any period or portion thereof ending on or before the Closing Date, including Conveyance Taxes (as defined in Section 9.1) imposed on, or accruing as a result of, the transactions contemplated by this Agreement;

(d) All Liabilities to or in respect of any employees or former employees, agents or independent contractors of, or other persons providing services to, Seller or Seller's business, including (i) the employment of any such employee or former employee, agent or independent contractor, or other person, (ii) any employment, incentive or severance agreement, whether or not written, between Seller or any person, (iii) all Liabilities under any employee benefit plan at any time maintained, contributed to or required to be contributed to by or with respect to Seller or under which Seller may incur liability, or any contributions, benefits or liabilities therefor, or any Liability with respect to Seller's withdrawal or partial withdrawal from or termination of any employee benefit plan and (iv) all claims of an unfair labor practice, or any claim under any state unemployment compensation or worker's compensation law or regulation;

(e) All Liabilities and claims (including fines, penalties, punitive damages, legal fees and expenses and all other damages and losses), irrespective of the actual or alleged basis therefor, that are based in whole or in part on events or conditions occurring or existing prior to the Closing Date in connection with, arising out of, resulting from or relating to, directly or indirectly (i) any Environmental Law or Occupational Health and Safety Law, whether existing on or prior to the date hereof or subsequently amended, enacted or promulgated, (ii) employee health and safety or (iii) compliance with any applicable laws, regulations, rules ordinances, bylaws, orders and determinations of any Governmental Body, relating to any of the foregoing;

(f) All Liabilities arising from or relating to any injury to or death of any Person or damage to or destruction of any property, whether based on negligence, breach of warranty, strict liability, enterprise liability or any other legal or equitable theory arising, in whole or in part, from defects in products sold or services performed by or on behalf of Seller's business or any other Person on or prior to the Closing Date, or arising from any other cause, irrespective of the act or alleged basis therefor, that is based in whole or in part on events or conditions occurring or existing on or prior to the Closing Date, including any liabilities arising (on a date of occurrence basis or otherwise) relating to the use or misuse of the Assets; and

(g) All Liabilities to Seller's stockholders resulting from the exercise of any right of appraisal and the Delaware General Corporation Law.

2.4 Purchase Price. In consideration of the purchase of the Assets and assumption of the Assumed Liabilities, the Parent and Buyer shall deliver and issue to Seller the following instruments (the “Purchase Price”):

(a) Parent's Secured Convertible Promissory Note, in the principal amount of $3.7 million, in substantially the form set forth as Exhibit B (the “Purchase Note”). Parent and Buyer Security Agreement, in the form attached hereto as Exhibit C.

(b) 1,250,000 shares of Parent's restricted common stock, par value $0.001 per share (“Parent Common Stock”), which shall be subject to the registration rights set forth in Section 7.10.

(c) The Stock Purchase Warrant to acquire 5,000,000 shares of Parent Common Stock, in the form attached hereto as Exhibit D.

2.5 Interim Loan. Upon (a) execution of this Agreement and (b) Seller's receipt of the written consents referred to in Section 8.1(d) of this Agreement in form and substance acceptable to Seller, Seller shall loan to Parent the sum of USD 1,000,000, under the terms of the Bridge Note attached as Exhibit E. Such Bridge Note provides for monthly interest only for 12 months at 6%. In addition, Parent will issue to Seller a Stock Purchase Warrant upon execution hereof in the form of Exhibit F, providing for the right to purchase 625,000 shares of Parent Common Stock for an exercise price of $1.37 per share. If the sale fails to close due to the termination of this Agreement by Seller or upon a breach by Seller of any provision of this Agreement prior to Closing, the Bridge Note will mature in 12 months. In the event that Seller terminates this Agreement pursuant to Sections 9.1(b),(c), (d) or (e) or Parent or Buyer terminate this Agreement pursuant to Sections 9.1(f),(g) or (h), the Bridge Note shall be repayable, at the option of Parent, in Parent Common Stock at the rate of $0.80 per share. If the sale closes, the Bridge Note and Warrant will be cancelled and replaced by the Buyer's receipt of the cash portion of the Assets.

2.6 Allocation of Purchase Price. The Purchase Price (referred to in this Section 2.6 as the “Allocable Amount”) represents the amount agreed upon by the parties to be the aggregate consideration paid for the Assets and shall be allocated in accordance with the terms of this Section 2.6. Buyer and Seller agree that the allocations will be based upon net book value. Any excess of the Purchase Price over the net book value of the Assets shall be allocated to goodwill. Buyer and Seller shall (a) report for all tax purposes the sale and purchase of the Assets in a manner consistent with this Section 2.6 and in a manner consistent with all applicable rules and regulations, (b) not assert, in connection with any Tax Return, Tax audit or similar proceedings, any allocation of the Allocable Amount that differs from that agreed to herein, and (c) notify the other in the event that any taxing authority is taking or proposing to take a position inconsistent with such allocation.

2.7 Makewell. The value of Seller's holdings in Parent shall be measured based upon the market value of Parent's Common Stock on Parent's principal trading market based upon the quoted closing price on each of the 20 trading days preceding May 26, 2006. Seller's holdings shall be calculated on the basis of all shares of Parent Common Stock (i) held by Seller, (ii) issuable upon exercise of Warrants or conversion of the Purchase Note or the Series A Convertible Stock, or (iii) theretofore sold by Seller. To the extent the aggregate value so determined shall be less than $5,000,000, the Parent and Steven Ivester will issue to Seller additional shares of Parent Common Stock equal to the difference (the “Makewell Shares”), using the same price per share on which the value of the Seller's shares of Parent Common Stock was determined. The Company shall be responsible for 60% of the Makewell Shares, and Steven Ivester shall be responsible for transferring the balance from his personal holdings.

ARTICLE III
CLOSING

3.1 Closing. On the terms and subject to the conditions set forth in this Agreement, the closing of the transactions contemplated herein (the “Closing”) shall take place at 10:00 a.m. CDT at the offices of Andrews Kurth LLP, 1717 Main Street, Suite 3700, Dallas, Texas 75201, as soon as practicable following the satisfaction of all conditions set forth herein; (the “Closing Date”).

3.2 Closing Deliveries. At the Closing, to effect the sale and transfer of Assets referred to in Section 3.2 hereof, the parties shall, execute and deliver to each other all documents reasonably necessary to effect the Closing. Without limiting the generality of the foregoing:

(a) Seller Deliveries. Seller shall deliver to Buyer:

(i) the Assignment and Assumption Agreement;

(ii) one or more bills of sale, certificates of title, assignments and all other instruments of transfer, in form and substance reasonably acceptable to Buyer, transferring specified assets to Buyer;

(iii) fully executed consents to the assignments contemplated hereby from any parties listed on Section 1.1(c) of the Disclosure Schedule under the heading “Consents;”

(iv) evidence of Seller's authority to enter into this Agreement and to consummate the transactions hereof, including but not limited to, evidence of any stockholder action required in connection with the transactions contemplated by this Agreement; and

(v) an opinion of Patton Boggs LLP, counsel to Seller, in a form acceptable to Buyer and the Parent.

(b) Buyer Deliveries. Buyer shall deliver to Seller:

(i) the Purchase Price described in Section 2.4;

(ii) the Assignment and Assumption Agreement; and

(iii) evidence of Buyer's authorization to enter into this Agreement and to consummate the transactions contemplated hereby and thereby.

(iv) an opinion of Andrews Kurth LLP, counsel to Parent, in a form acceptable to Seller.

(v) evidence of the consent of Cedar Boulevard Lease Funding, LLC (“Cedar”) to the transactions contemplated hereby.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller represents and warrants on the date hereof and on the Closing Date that, except as set forth in a disclosure schedule (“Disclosure Schedule”) attached hereto and made a part hereof, with the number of each item in the Disclosure Schedule corresponding to the Section number to which it refers, the following representations and warrants are true and correct:

4.1 Organization; Capitalization.

(a) Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own or lease the properties used in its business and to carry on such business as presently conducted.

(b) Seller has no subsidiaries, owns no interest, direct or indirect, in any other entity or business enterprise, other than as contained in the Excluded Assets, and is the only entity through which Seller's VOIP business is conducted or which owns, leases or uses the Assets.

4.2 Authorization. This Agreement has been duly authorized, executed and delivered by Seller, and this Agreement is the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and other laws affecting the enforcement of creditors' rights generally and by principles of equity.

4.3 No Conflict or Violation; Default. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of or constitute a default under (a) or result in the termination or the acceleration of, or the creation in any Person of any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate, modify or cancel any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability to which Seller is a party or by which it is bound, including any Contract, (b) any provision of the certificate of incorporation or bylaws of Seller, (c) any judgment, order, decree, rule or regulation of any Governmental Body to which Seller or Seller's business is subject or (d) any applicable laws or regulations. There is no (with or without the lapse of time or the giving of notice or both) violation or default or, to the Knowledge of Seller threatened violation or default of or under any Contract by Seller or any other party thereto.

4.4 Consents. Except as set forth in Section 4.4 of the Disclosure Schedule and duly obtained and delivered by Seller, no Consent is required to be made or obtained by Seller in connection with the execution and delivery of this Agreement or the consummation by Seller of the transactions contemplated herein, except for such Consents, the failure of which to obtain, would constitute a material adverse effect on Seller.

4.5 Assets.

(a) Seller has and will transfer to Buyer good, valid and marketable title to the Assets, free and clear of any Encumbrances of any kind. The delivery to Buyer of the instruments of transfer contemplated hereby will vest indefeasible and exclusive title to the Assets in Buyer, free and clear of all Encumbrances of any kind.

(b) Except for the Excluded Assets, the Assets are all material assets, properties, rights and interests used by Seller in connection with its VOIP business, and the Assets constitute all of the material assets, properties, rights and interests necessary to conduct its VOIP business in substantially the same manner as conducted by Seller prior to the date hereof. The Assets are in good operating condition and repair and are usable or salable in the Ordinary Course of Business, consistent with past practice and conform in all material respects to all applicable regulations relating to their use and operation.

4.6 Solvency; Fair Value. Seller is solvent. The consummation of the transactions contemplated hereby will not affect Seller's solvency subsequent to the Closing Date. Seller hereby acknowledges that the Purchase Price received pursuant to this Agreement constitutes reasonably equivalent value for the Assets that Buyer is acquiring pursuant hereto.

4.7 Litigation. Except as set forth in Section 4.7 of the Disclosure Schedule, there is no claim, action, suit, proceeding, or investigation pending or, to the Knowledge of Seller threatened against Seller or its directors, officers, agents or employees (in their capacity as such) relating to Seller's business, the Assets or any properties or rights of Seller's business or that is reasonably likely to adversely affect the Assets or the transactions contemplated hereby. There are no orders, writs, injunctions or decrees currently in force against Seller or its directors, officers, agents or employees (in their capacity as such) with respect to the conduct of Seller's business.

4.8 SEC Reports. (a) Seller has timely filed all required documents with the U.S. Securities and Exchange Commission (the “SEC”) since January 2003, including all certifications and statements required by (i) Rule 13-a-14 or 15d-14 under the Exchange Act or (ii) 18 U.S.C. Section 1350 with respect to such documents (collectively, the “Seller SEC Documents”). As of their respective dates, the Seller SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”), or the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”), as the case may be, and, at the respective times they were filed, none of the Seller SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Seller has made available to Parent and Buyer accurate and complete copies of all Seller SEC Documents.

(b) The consolidated financial statements (including, in each case, any notes thereto) of Seller included in the Seller SEC Documents (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted U.S. accounting principles (“GAAP”) and SEC Regulation S-X or S-B (except, in the case of the unaudited statements, as permitted by Form 10-Q or 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of Seller as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year end audit adjustments and to any other adjustments described therein). Except as disclosed in the Seller SEC Documents filed with the SEC prior to the date of this Agreement or as required by GAAP, Seller has not, since March 31, 2005, the date of its last Quarterly Report on Form 10-QSB filed by Seller with the SEC (the “Seller Quarterly Report”), made any material change in the accounting practices or policies applied in the preparation of financial statements.

4.9 Absence of Certain Changes. Since the date of Seller's last Seller Quarterly Report, Seller has conducted its business in the Ordinary Course of Business, and there has not occurred with respect to Seller's business or the Assets any of the following:

(a) any Assets (whether real, personal or mixed, tangible or intangible) becoming subject to any Encumbrance of any kind;

(b) except for sales of inventory in the Ordinary Course of Business, any sale, transfer, lease or other disposal of any Assets for any amount, including transactions between Seller's business and any affiliates of Seller;

(c) any amendment, modification, cancellation or termination of any Governmental Authorization relating to Seller's business or the Assets;

(d) any material damage, destruction or loss of any Asset, whether or not covered by insurance; or

(e) an agreement to do any of the things described in the preceding clauses (a) through (d) other than as expressly provided for herein.

4.10 Tax Matters. Seller has duly and timely filed, or caused to be duly and timely filed, all Tax Returns required to be filed by it with the appropriate governmental authorities, or requests for extensions to file such Tax Returns have been timely filed and granted and have not expired. All such Tax Returns were at the time of filing and are as of the date hereof true, correct and complete in all respects. All Taxes owed by Seller relating to its business or the Assets (whether or not shown on any Tax Return) have been paid within the time and in the manner prescribed by law. The Financial Statements reflect adequate reserves for all Taxes payable by Seller for all Taxable periods and portions thereof accrued through the date thereof. All deficiencies for any Taxes relating to Seller's business or the Assets that have been proposed, asserted or assessed against Seller have been fully paid, or are fully reflected as a Liability in the Financial Statements, or are being contested and an adequate reserve therefor has been established and is fully reflected in the Financial Statements. Seller is not a party to any pending audit, action or proceeding, nor is any such audit, action or proceeding contemplated or threatened, by any Governmental Body for the assessment or collection of any Taxes of Seller relating to its business or the Assets. No claim has ever been made by any Governmental Body in a jurisdiction where Seller has never filed a Tax Return that Seller is or may be subject to taxation by that jurisdiction. There are no liens for Taxes (other than for current Taxes not yet due and payable) on the Assets. All Taxes relating to Seller's business or the Assets that Seller is required by law to withhold or to collect have been withheld or collected and paid over to the proper Governmental Bodies or segregated and set aside for such payment.

4.11 Employee Matters. (a) Except with respect to Mr. Michael Adler and Mr. Michael Miller, Section 4.11(a) of the Disclosure Schedule sets forth a true, complete and accurate list of: (a) any and all severance or employment agreements with any current or former member of management or other employee providing services to or employed by Seller; (b) any and all severance programs or policies applicable to any such personnel; (c) any and all plans or arrangements relating to any current or former member of management or other employee providing services to or employed by Seller containing change in control provisions; (d) any agreements, plans, policies or arrangements (including, without limitation, collective bargaining agreements or consulting agreements) established, maintained or contributed to by Seller for the benefit of any current or former employee providing services to or employed by Seller, including bonus, incentive compensation, stock ownership, stock option, stock appreciation, stock purchase, phantom stock, vacation, retirement, insurance, severance, supplemental unemployment, disability, death benefit, hospitalization, medical, workers compensation, pension, profit sharing or deferred compensation plans; or any employee welfare and employee pension benefit plans (as such terms are defined in Sections 3(1) and 3(2), respectively of the ERISA (singularly, a “Seller Employee Benefit Plan” and collectively, “Seller Employee Benefit Plans”) and (e) all plans that would be Seller Employee Benefit Plans, except that they have been terminated on or before the date hereof.

(b) Each Employee Benefit Plan maintained by Seller which is a “group health plan” under the Internal Revenue of 1986, as amended (the “Code”), has been operated in compliance with Section 4980B of the Code (“COBRA”). Seller does not contribute to or have any obligation to contribute to any pension plan, as defined in Section 3(37) of ERISA, and Seller has incurred no Liability with respect to any such multiemployer pension plan. Seller is not a party to any collective bargaining or similar agreement, or obligated to bargain, in either case with any labor organization, or bound by work rules or practices agreed to with any labor organization or employee association applicable to their employees.

4.12 Intellectual Property. Section 4.12(a)(i) of the Disclosure Schedule sets forth a true, correct and complete list and description of all registered Seller Intellectual Property and applications therefor owned by Seller. The Seller Intellectual Property constitutes all intellectual property used in or necessary for the conduct of Seller's business as heretofore conducted. Except as set forth on Section 4.12 of the Disclosure Schedule, Seller is the sole owner of, and has the exclusive right to use, free and clear of any payment, restriction or Encumbrance, the Seller Intellectual Property. No claims have been asserted by any Person that challenge Seller's exclusive rights in the Seller Intellectual Property. The Seller Intellectual Property does not infringe on, misappropriate, or otherwise violate a valid and enforceable intellectual property right of any other Person.

4.13 Investment Purpose. Seller represents that it is acquiring and will acquire, as the case may be, the securities of Parent issuable to it pursuant hereto solely for its own account for investment purposes only and not with a view toward resale or distribution thereof, other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act. Seller understands that such securities of Parent will be issued in reliance upon an exemption from the registration requirements of the Securities Act and that subsequent sale or transfer of such securities is prohibited absent registration or exemption from the provisions of the Securities Act. Seller further acknowledges that under SEC Rule 144, the common stock of Parent may be sold pursuant to all of the provisions of such Rule after a holding period of one year and that the common stock of Parent will become fully tradable after a holding period of two years. Seller herby agrees that it will not sell, assign, transfer, pledge or otherwise convey any of the securities of the Parent issuable pursuant hereto, including any distribution to the stockholders of Seller, except in compliance with the provisions of the Securities Act. Seller acknowledges receiving copies of Parent's most recent Parent SEC Documents.

4.14 Real Property. (a) Set forth in Section 4.14(a) of the Disclosure Schedule is a list of all material Leases under which the Seller uses or occupies or has the right to use or occupy, now or in the future, any real property (the “Leased Real Property”).

(b) Except as provided in Section 4.14(b) of the Disclosure Schedule, the Seller does not own or hold or is not obligated under or a party to, any option, right of first refusal or other contractual right to purchase any Leased Real Property or any portion thereof or interest therein.

(c) Neither Seller nor any of its subsidiaries owns any real property.

(d) Except as set forth in Section 4.14(d) of the Disclosure Schedule, as to all of the Real Property Leases, (i) to the Knowledge of Seller, they are enforceable in accordance with their respective terms and constitute valid and binding obligations of the respective parties thereto, (ii) there have not been and there currently are not any material defaults thereunder by Seller or, to the Knowledge of Seller, any other party thereto, (iii) to the Knowledge of Seller, no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder entitling the landlord thereunder to terminate any of the Real Property Leases, (iv) all rent and additional rent payable thereunder has been paid in full, (v) except as set forth in the Real Property Leases made available to Buyer, no waiver, indulgence or postponement of any of the obligations of Seller thereunder has been granted, (vi) there are no oral agreements with respect to any of the Real Property Leases, (vii) consummation of the transactions contemplated by this Agreement will not enlarge or accelerate any of the obligations of Seller or give additional rights to any other party thereto, or cause the termination, lapse, or otherwise affect any of the Real Property Leases and (viii) there are no material disputes or forbearance programs in effect, as to any of the Real Property Leases.

4.15 Brokers. No broker, investment banker or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller.

4.16 OFAC Compliance. Seller has not engaged in any conduct prohibited by any Legal Requirement of any program administered by the Office of Foreign Asset Control (“OFAC”) of the U. S. Department of Treasury, including any program the regulations of which are codified in Chapter 5 of Subtitle B of Title 31, Code of Federal Regulations (the “OFAC Regulations”); and the Seller has not engaged in any conduct that would cause adverse consequences to the Buyer and Parent under any program administered by OFAC, including the OFAC Regulations, by virtue of their involvement in the transactions contemplated by this Agreement.

4.17 Accounts Receivable. All Accounts Receivable that are reflected on the Financial Statements or on the accounting Records of Seller as of the Closing Date represent or will represent valid obligations arising from sales actually made or services actually performed by Seller in the Ordinary Course of Business, subject to any reserves or allowance for doubtful accounts reflected on the Financial Statements of Seller as of the Effective Time. There is no contest, claim, defense or right of setoff, other than returns in the Ordinary Course of Business of Seller, under any Contract with any account debtor of an Account Receivable relating to the amount or validity of such Account Receivable.

ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF BUYER

Parent and Buyer represent and warrant to Seller on the date hereof and on the Closing Date, except as set forth in the Parent's Disclosure Schedule, that the following representations and warranties are true and correct:

5.1 Capitalization; Registration Rights. As of the date hereof, the authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock, of which 45,605,142 shares are issued and outstanding. There are 17,639,579 shares of Parent Common Stock reserved for issuance under the Parent's stock option plan and other derivative securities. Except as set forth on Section 5.1 to the Disclosure Schedule, there are no agreements or arrangements under which the Company is or may become obligated to register the sale of any of its securities under the Securities Act.

5.2 Organization; Qualification; Subsidiaries.

(a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite power and authority to purchase the Assets and conduct its business. Buyer is a newly formed Delaware corporation that has never conducted business other than to acquire the Assets hereunder.

(b) Parent is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on Parent.

(c) Except for Buyer, and Caerus, Inc. and its subsidiaries, and except as set forth in the Parent SEC Reports, Parent owns no interest, direct or indirect, in any other entity or business enterprise.

5.3 Authorization. This Agreement has been duly authorized, executed and delivered by Parent and Buyer, and this Agreement is the legal, valid and binding obligation of Parent and Buyer, enforceable against Parent and Buyer in accordance with their respective terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and other laws affecting the enforcement of creditors' rights generally and by principles of equity.

5.4 No Conflict or Violation; Default. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of or constitute a default under (a) or result in the termination or the acceleration of, or the creation in any Person of any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate, modify or cancel any indenture, contract, lease, sublease, loan agreement, note or other obligation or liability (each, a “Parent Contract”) to which Parent is a party or by which it is bound, (b) any provision of the certificate of incorporation or bylaws of Parent or Buyer, (c) any judgment, order, decree, rule or regulation of any Governmental Body to which Parent or Parent's business is subject or (d) any applicable laws or regulations. There is no (with or without the lapse of time or the giving of notice or both) violation or default or, to the knowledge of Parent, threatened violation or default of or under any Parent Contract. Buyer is current in its obligations to Cedar under the agreements between Buyer and Cedar.

5.5 Licenses and Permits; Compliance with Laws.

(a) Section 5.5 of the Disclosure Schedule sets forth a complete list of all Governmental Authorizations used in the conduct of Parent's business and all pending applications therefor issued to Parent that are currently used by Parent. Parent has provided Seller with a true, correct and complete copy of each of the Governmental Authorizations.

(b) Parent's business has at all times been conducted and is currently in compliance with all applicable laws, regulations, rules ordinances, bylaws, orders and determinations of any Governmental Body, including those related to the environment or health and safety, and whether existing on or prior to the date hereof or subsequently amended, enacted or promulgated.

5.6 Consents. No Consent is required to be made or obtained by Parent or Buyer in connection with the execution and delivery of this Agreement or the consummation by Parent or Buyer of the transactions contemplated herein.

5.7 SEC Documents. (a) Parent has timely filed all required documents with the SEC since January 2003, including all certifications and statements required by (i) Rule 13-a-14 or 15d-14 under the Exchange Act or (ii) 18 U.S.C. Section 1350 with respect to such documents (collectively, the “Parent SEC Documents”). As of their respective dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and, at the respective times they were filed, none of the Parent SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Parent has made available to the Company accurate and complete copies of all Parent SEC Documents.

(b) The consolidated financial statements (including, in each case, any notes thereto) of Buyer included in the Parent SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP and SEC Regulation S-X or S-B (except, in the case of the unaudited statements, as permitted by Form 10-Q or 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented in all material respects the consolidated financial position of Parent as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year end audit adjustments and to any other adjustments described therein). Except as disclosed in the Parent SEC Documents filed with the SEC prior to the date of this Agreement or as required by GAAP, Parent has not, since the date of its last Quarterly Report or Form 10-QSB, made any material change in the accounting practices or policies applied in the preparation of financial statements.

5.8 Litigation. Except as set forth in the Parent SEC Documents, there is no claim, action, suit, proceeding, or investigation pending or, to the knowledge of Parent threatened against Parent or its directors, officers, agents or employees (in their capacity as such) relating to Parent's business, its assets or any properties or rights of Parent's business or that is reasonably likely to adversely affect the transactions contemplated hereby. There are no orders, writs, injunctions or decrees currently in force against Parent or its directors, officers, agents or employees (in their capacity as such) with respect to the conduct of Parent's business.

5.9 Related-Party Transactions. Except as set forth on Section 5.9 of the Disclosure Schedule, no employee, officer, director or stockholder of Parent or Buyer or member of his or her immediate family is currently indebted to Parent or Buyer, and neither Parent nor Buyer is indebted (or committed to make loans or extend or guarantee credit) to any of such individuals. As of the date hereof, except as set forth on Section 5.9 of the Disclosure Schedule, no employee, director, officer or stockholder of Parent or Buyer and no member of the immediate family of any employee, officer, director or stockholder of Parent or Buyer is directly or indirectly interested in any contract with Parent or Buyer.

5.10 Indebtedness. Section 5.10 of the Disclosure Schedules sets forth the outstanding funded indebtedness (other than indebtedness incurred in the Ordinary Course of Business) of Buyer and a list of the agreements related thereto to which Buyer is a party. Buyer is not in default under any material term of such agreements.

5.11 Brokers. There is no investment banker, broker, finder, financial advisor or other person which has been retained by or is authorized to act on behalf of Parent or Buyer who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

ARTICLE VI.
COVENANTS RELATING TO COMPANY, BUYER AND PARENT CONDUCT OF BUSINESS

6.1 Seller Conduct of Business Pending the Closing . Except as expressly permitted by this Agreement, during the period from the date of this Agreement through the Effective Time, Seller shall, and shall cause each of its subsidiaries to, in all material respects carry on its business in the Ordinary Course of its Business and, to the extent consistent therewith, use reasonable best efforts to preserve intact its current business organizations, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement or as set forth in Section 6.1 of the Disclosure Schedule, Seller shall not, and shall not permit any of its subsidiaries to, without the prior written consent of Parent, which consent shall not be unreasonably withheld or delayed:

(a) amend its charter or bylaws or other comparable charter or organizational documents;

(b) merge or consolidate with or effect any business combination with any Person or division thereof;

(c) acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or division thereof or (ii) any assets that are material, individually or in the aggregate, to Seller and its subsidiaries, taken as a whole other than Ordinary Course of Business;

(d) sell, lease, license, mortgage, encumber or otherwise dispose of any of the Assets, other than in connection with sales in the Ordinary Course of Business;

(e) incur any indebtedness for borrowed money or create any Encumbrance on any of the Assets or guarantee any such indebtedness or make any loans, advances or capital contributions to, or other investments in, any other Person, other than (i) indebtedness or guarantees in the Ordinary Course of Business and (ii) loans, advances, capital contributions and other investments between Seller and any of its subsidiaries or between subsidiaries of Seller;

(f) change Seller's independent public accountants or make any change in accounting methods or policies of Seller except as required by the Financial Accounting Standards Board (FASB);

(g) make any Tax election not in the Ordinary Course of Business; or

(h) agree or commit to do any of the foregoing.

6.2 No Solicitation by Seller.

(a) From the date hereof until the earlier of the Effective Time or the date on which this Agreement is terminated in accordance with the terms hereof, Seller shall not, nor shall it permit any of its subsidiaries or any of its or their officers, directors or employees or any investment banker, financial advisor, attorney, accountant, agent or other representative retained by it or by any of its subsidiaries to, directly or indirectly through any representative or otherwise (i) solicit or initiate the submission of, any Takeover Proposal involving Seller (as hereafter defined), (ii) enter into any agreement with respect to any Takeover Proposal involving Seller (other than a confidentiality agreement to the extent information is permitted to be furnished to any Person pursuant to this Section 6.2(a)), or (iii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate knowingly any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal involving Seller; provided, however, that, nothing contained in this Agreement shall prevent Seller or its Board of Directors from (A) complying with Rules 14-d(9) and 14-e(2) under the Exchange Act or publicly disclosing the existence of a Takeover Proposal involving Seller to the extent required by applicable law or (B) furnishing nonpublic information to, or entering into discussions or negotiations with, any Person in connection with an unsolicited bona fide Takeover Proposal involving Seller by such Person, if, (x) the failure to take such action would, in the good faith judgment of the Board of Directors of Seller, taking into consideration the advice of outside legal counsel of Seller, violate the fiduciary duties of the Board of Directors of Seller to the Company's stockholders under applicable law, and (y) prior to furnishing such nonpublic information to, or entering into discussions or negotiations with, such Person, such Board of Directors receives from such Person an executed confidentiality agreement. For purposes of this Agreement, “Takeover Proposal involving Seller” means any proposal by any third party for a merger, consolidation or other business combination involving Seller or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, a 25% or greater equity interest in, 25% or more of the voting securities of, or 25% or more of the assets of, Seller or any of its subsidiaries, other than the transactions contemplated by this Agreement and any related transaction entered into by Seller or any of its subsidiaries in the ordinary course of business.

(b) Seller shall advise Parent as promptly as practicable of any Takeover Proposal involving Seller.

6.3 Buyer's and Parent's Conduct of Business Pending the Closing. Except as expressly permitted by this Agreement, during the period from the date of this Agreement through the Effective Time, Buyer and Parent shall, and shall cause each of their subsidiaries to, in all material respects carry on their respective businesses in the Ordinary Course of its Business and, to the extent consistent therewith, use reasonable best efforts to preserve intact their current business organizations, keep available the services of their current officers and employees and preserve their relationships with customers, suppliers and others having business dealings with them. Without limiting the generality of the foregoing, and except as otherwise contemplated by this Agreement or as set forth in Section 6.3 of the Disclosure Schedule, neither Buyer nor Parent shall, and shall not permit any of their subsidiaries to, without the prior written consent of Seller, which consent shall not be unreasonably withheld or delayed:

(a) amend their charter or bylaws or other comparable charter or organizational documents, except as necessary to authorize a series of preferred stock;

(b) merge or consolidate with or effect any business combination with any Person or division thereof;

(c) acquire or agree to acquire (i) by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or division thereof or (ii) any assets that are material, individually or in the aggregate, to Buyer or Parent or their subsidiaries, taken as a whole, other than Ordinary Course of Business;

(d) sell, lease, license, mortgage, encumber or otherwise dispose of any assets of Buyer or Parent or any of their subsidiaries, other than in connection with sales in the Ordinary Course of Business;

(e) incur any indebtedness for borrowed money in excess of $1 million, or create any Encumbrance on any of the assets of Buyer or Parent or any of their subsidiaries or guarantee any such indebtedness or make any loans, advances or capital contributions to, or other investments in, any other Person, other than (i) indebtedness or guarantees in the Ordinary Course of Business and (ii) loans, advances, capital contributions and other investments between Buyer or Parent and any of their subsidiaries or between subsidiaries of Buyer or Parent;

(f)change Buyer's or Parent's independent public accountants or make any change in accounting methods or policies of Buyer or Parent except as required by the Financial Accounting Standards Board (FASB);

(g) make any Tax election not in the Ordinary Course of Business; or

(h) agree or commit to do any of the foregoing.

ARTICLE VII
ADDITIONAL AGREEMENTS

7.1 Stockholder Meetings.

(a) Seller shall, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and hold a meeting of stockholders (the “Stockholder Meeting”) for the purpose of considering the approval of this Agreement. Seller shall, through its Board of Directors, recommend to its stockholders approval of this Agreement, shall use its reasonable best efforts to solicit such approval by its stockholders and shall not withdraw or modify, or propose to withdraw or modify in a manner adverse to Parent, such recommendation, except if in the good faith judgment of the Seller's Board of Directors, taking into consideration the written advice of outside legal counsel of Seller, the making of, or the failure to withdraw or modify, such recommendation would violate the fiduciary duties of Seller's Board of Directors to the Company's stockholders under applicable law.

(b) Parent shall, within sixty (60) days of the Closing, hold a meeting of its shareholders in order to, among other things, authorize a class of preferred stock that can be used to satisfy the conversion features of the Purchaser's note.

7.2 Preparation of the Proxy Statement. Seller shall promptly (i) prepare, and provide Parent reasonable opportunity to review and provide comments to, a proxy statement relating to the Company Stockholder Meeting (the “Proxy Statement”) and (ii) file the Proxy Statement with the SEC. Seller shall use its reasonable best efforts to mail the Proxy Statement to its stockholders as soon as practicable thereafter.

7.3 Access to Information; Meetings with Company Officers; Access of Seller to Certain Records; Financial Statements.

(a) Subject to currently existing contractual and legal restrictions applicable to Seller or any of its subsidiaries, Seller shall, and shall cause each of its subsidiaries to, afford to the accountants, counsel, financial advisors and other representatives of Parent reasonable access to, and permit them to make such inspections as they may reasonably require of, during normal business hours during the period from the date of this Agreement through the Effective Time, all of its properties, books, contracts, commitments and records (including the work papers of independent accountants, if available and subject to the consent of such independent accountants) and, during such period, Seller shall, and shall cause each of its subsidiaries to, furnish promptly to Parent (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws, (ii) a copy of the unaudited financial statements of Seller for each month ended during such period, in each case within 15 days after the last day of each such month ended and (iii) all other information concerning its business, properties and personnel as Parent may reasonably request. All information obtained pursuant to this Section 7.3 shall be kept confidential.

(b) From and after the Closing Date, Parent shall, and shall cause each of its subsidiaries to, afford to the accountants, counsel, financial advisors and other representatives of Seller reasonable access to, and permit them to make such copies as they may reasonably require of, during normal business hours, the Records relating to the Assets.

(c) From the date hereof until the Closing Date, within ten (10) days following the end of each calendar month, Parent shall provide to Seller and Seller shall provide to Parent, as applicable, copies of each party's unaudited financial statements for such calendar month.

7.4 Certain Payments, Fees and Expenses.

(a) Except as provided in this Section 7.4 and Section 7.8, whether or not the transactions contemplated by this Agreement is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby including the fees and disbursements of counsel and accountants and all financing commitment fees, shall be paid by the party incurring such costs and expenses from funds other that the Assets; provided, however, that all printing and mailing expenses and all filing fees (including filing fees under the Exchange Act) and all fees and expenses incurred with respect to communication with Seller's stockholders in connection with this Agreement and the transactions contemplated hereby shall be paid by Seller promptly when due.

(b) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated by (i) Seller pursuant to Section 9.1(g), or (ii) Parent pursuant to Section 9.1(h), then, in each case, Seller shall pay to Parent a fee of USD 250,000 in cash.

(c) In the case of such a termination of this Agreement by Seller, such payment shall be made no later than, and shall be a condition to the validity of, such termination; provided, however, that Seller may offset such payment against the amounts then due to Seller under the Bridge Note.

7.5 Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the sale of the Assets to Buyer and the other transactions contemplated by this Agreement, including: (i) obtaining all necessary actions or nonactions, waivers, consents and approvals from all Governmental Bodies and the making of all necessary registrations and filings (including filings with Governmental Bodies) and taking all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Body; (ii) obtaining all necessary Consents; (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Body vacated or reversed; and (iv) executing and delivering any additional instruments necessary to consummate the transactions contemplated by this Agreement. No party to this Agreement shall consent to any voluntary delay of the consummation of the sale of the Assets at the behest of any Governmental Body without the consent of the other parties to this Agreement, which consent shall not be unreasonably withheld.

(b) Each party hereto shall use its reasonable best efforts not to take any action, or enter into any transaction, which would cause any of its representations or warranties contained in this Agreement to be untrue in any material respect or result in a material breach of any covenant made by it in this Agreement or which could reasonably be expected to impede, interfere with, prevent or delay in any material respect, the sale of the Assets.

7.6 Public Announcements. Neither Parent nor Seller shall issue any press release with respect to the transactions contemplated by this Agreement or otherwise issue any written public statements with respect to such transactions without prior consultation with the other party, except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange or the rules of the NASDAQ national market (“NASDAQ”).

 7.7 Notification of Certain Matters. Parent shall use its reasonable best efforts to give prompt notice to Seller, and Seller shall use its reasonable best efforts to give prompt notice to Parent, of: (i) the occurrence, or nonoccurrence, of any event of which it is aware and which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, or (ii) any failure of Parent or Seller, as the case may be, to comply in a timely manner with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 7.7 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

7.8 Transition; Transition Services.

(a) Seller will not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, or other business associate of Seller from maintaining the same business relationships with Buyer after the Closing as it maintained with Seller prior to the Closing. Seller will refer all customer inquiries relating to the business of Seller to Buyer from and after the Closing.

(b) Buyer and Parent shall be entitled to access to Seller's offices, for a period of up to 180 days from the Closing Date, at a rate of $5,000 per month during each such month when such offices are actually utilized. Payment is due in advance on the first day of each month for which Buyer or Parent desires to utilize Seller's offices.

7.9 Covenant Not to Compete. Seller acknowledges that it has special knowledge, expertise, contacts and other information with respect to the Restricted Business (as defined below). In further consideration of the sale hereby, Seller agrees to be bound by the terms of this Section 7.9. Seller acknowledges that the restrictions set forth in this Section 7.9 are necessary and appropriate to protect the interest of Buyer and to ensure that Buyer obtains all of the benefits intended to be conveyed to Buyer by Seller pursuant to this Agreement, including the goodwill of Seller.

(a) Certain Defined Terms. The following words and phrases shall have the meaning set forth below:

(i) “Restricted Business” means the business of providing VOIP products and services to retail and wholesale purchasers.

(ii) “Territory” means the United States, Latin America, Europe, India, Iran and Japan. Seller acknowledges that Buyer must protect itself on such basis. Seller recognizes and acknowledges that Buyer will be engaged, directly or indirectly, in the Restricted Business throughout the Territory and that it is reasonable and necessary for Buyer to protect its interest on such basis.

(b) Non-competition. Seller hereby agrees that for five years after the Closing Date, Seller will not, directly or indirectly, (i) have any ownership interest (whether as proprietor, partner, stockholder or otherwise) in, (ii) be an officer, director or general or managing partner of, or hold a similar position in, (iii) act as agent, broker or distributor for, or adviser or consultant to, (iv) be employed in, or (v) otherwise engage in, any business or business activities (without regard to the form in which conducted) Buyer which is engaged, or which Seller reasonably knows Buyer is undertaking to become engaged, in the Territory in the Restricted Business; provided, however, that (A) the ownership by Seller of less than one percent (1%) of the shares of capital stock of a publicly held corporation, and (B) Seller's status as a limited partner or member in investment fund vehicles, in which Seller does not hold a controlling interest, or does not hold a position on the governing body thereof, shall in no event be deemed a violation of the foregoing.

(c) No Interference With Employees. Seller hereby agrees that during a period of five years after the Closing Date, Seller will not, directly or indirectly, solicit, request, induce, assist or encourage any other employee of Seller or any of its subsidiaries to terminate his or her employment with Buyer or any of its subsidiaries, respectively.

(d) Trade Secrets; Confidential Information. Seller recognizes and acknowledges that it has had access to certain highly sensitive, special or unique information that is confidential or proprietary, and agrees that it shall not at any time after the date hereof, use or divulge, furnish or make accessible to anyone (other than in the regular course of the business of Seller) any knowledge or information of a confidential or secret nature with respect to the business affairs (including, but not limited to, any information concerning customers or accounts) of Seller except as may otherwise be required by law or may otherwise become public knowledge from a source, other than Seller, who are entitled to disclose such information.

(e) Miscellaneous. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 7.9 is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

7.10 Registration Rights. In addition to the rights of Seller under SEC Rule 144, if at any time during the two years after the Closing, Parent shall prepare and file one or more registration statements under the Securities Act with respect to public offering of equity securities of Parent, other than a registration statement on Forms S-4, S-8, or similar form, Parent will include in any such registration statement such information as is required, and such number of shares of Parent's common stock, par value $0.001 per share (the “Common Stock”), common stock held by Seller or as to which Seller has the right to obtain through exercise or conversion, to permit a public offering of such shares of Common Stock; provided, however, that (i) after Seller has sold 1,250,000 shares pursuant to any such registration statement(s), the maximum number of shares that Seller may sell pursuant to any such registration statement(s) shall not exceed 500,000 shares in any calendar quarter and (ii) if, in the written opinion of the Parent's managing underwriter, if any, for such offering, the inclusion of the shares requested to be registered, when added to the securities being registered by Parent or the selling security holder(s), would exceed the maximum amount of Parent's securities that can be marketed without otherwise materially and adversely affecting the entire offering, then Parent may exclude from such offering pro rata among all shareholders requesting registration that portion of the shares required to be so registered so that the total number of securities to be registered is within the maximum number of shares that, in the opinion of the managing underwriter, may be marketed without otherwise materially and adversely affecting the entire offering. Parent shall bear all fees and expenses other than the fees and expenses of Seller's counsel incurred in the preparation and filing of such registration statement and related state registrations, to the extent permitted by applicable law, and the furnishing of copies of the preliminary and final prospectus thereof to such Seller. This right shall be personal to Seller and not transferable.

7.11 Employees and Employee Benefits.

(a) Information on Active Employees. For the purpose of this Agreement, the term “Active Employees” shall mean all employees employed on the Closing Date by Seller for its business who are employed exclusively in Seller's business as currently conducted, including employees on temporary leave of absence, including family medical leave, military leave, temporary disability or sick leave, but excluding employees on long-term disability leave.

(b) Employment of Active Employees by Buyer.

(i) Buyer is not obligated to hire any Active Employee but may interview all Active Employees. Buyer will provide Seller with a list of Active Employees to whom Buyer has made an offer of employment that has been accepted to be effective on the Closing Date (the “Hired Active Employees”). Subject to Legal Requirements, Buyer will have reasonable access to the Seller's office and personnel Records (including performance appraisals, disciplinary actions, grievances and medical Records) of Seller for the purpose of preparing for and conducting employment interviews with all Active Employees and will conduct the interviews as expeditiously as possible prior to the Closing Date. Access will be provided by Seller upon reasonable prior notice during normal business hours. Effective immediately before the Closing, Seller will terminate the employment of all of its Hired Active Employees.

(ii) It is understood and agreed that (A) Buyer's expressed intention to extend offers of employment as set forth in this Section 6.11 shall not constitute any commitment, Contract or understanding (expressed or implied) of any obligation on the part of Buyer to a post-Closing employment relationship of any fixed term or duration or upon any terms or conditions other than those that Buyer may establish pursuant to individual offers of employment, and (B) employment offered by Buyer is “at will” and may be terminated by Buyer or by an employee at any time for any reason (subject to any written commitments to the contrary made by Buyer or an employee and Legal Requirements). Nothing in this Agreement shall be deemed to prevent or restrict in any way the right of Buyer to terminate, reassign, promote or demote any of the Hired Active Employees after the Closing or to change adversely or favorably the title, powers, duties, responsibilities, functions, locations, salaries, other compensation or terms or conditions of employment of such employees.

(c) Salaries and Benefits.

(i) Seller shall be responsible for (A) the payment of all wages and other remuneration due to Active Employees with respect to their services as employees of Seller through the close of business on the Closing Date, including pro rata bonus payments and all vacation pay earned prior to the Closing Date, and (B) the payment of any termination or severance payments and the provision of health plan continuation coverage in accordance with the requirements of COBRA and Sections 601 through 608 of ERISA.

(ii) Seller shall be liable for any claims made or incurred by Active Employees and their beneficiaries through the Closing Date under the Seller Employee Benefit Plans. For purposes of the immediately preceding sentence, a charge will be deemed incurred, in the case of hospital, medical or dental benefits, when the services that are the subject of the charge are performed and, in the case of other benefits (such as disability or life insurance), when an event has occurred or when a condition has been diagnosed that entitles the employee to the benefit.

7.12 Retention Records and Access. After the Effective Date, Buyer shall retain for a period consistent with Buyer's record-retention policies and practices those Records of Seller delivered to Buyer. Buyer also shall provide Seller and its representatives reasonable access thereto, during normal business hours and on at least three days' prior written notice, to enable them to prepare financial statements or Tax Returns or deal with tax audits. After the Effective Date, Seller shall provide Buyer and its representatives reasonable access to Records that are Excluded Assets, during normal business hours and on at least three days' prior written notice, for any reasonable business purpose specified by Buyer in such notice.

7.13 Board Observer; Board Member.

(a) Buyer hereby grants board observation rights to a representative of Seller (the “Observer”) for so long as Seller holders 10% or more of the outstanding Parent Common Stock (or securities exercisable for, or convertible into, 10% or more of the outstanding Parent Common Stock). The Observer shall be entitled to attend all meetings of the Board of Directors of Buyer and receive the same information and materials as the other members of the Board of Directors in connection with such meetings; provided, however, that the Board of Directors of Buyer, in its sole discretion, may exclude the Observer from all or part of any meeting and redact such materials in order to preserve attorney client privilege, confidential information or trade secrets. The Observer shall be required to enter into a Confidentiality and Nondisclosure Agreement with Buyer.

(b) Parent shall nominate Mr. Michael Adler for election to, and use its best effort to cause Mr. Adler to be elected to, the Board of Directors of Parent at the next annual meeting of stockholders of Parent. Mr. Adler, upon election, shall be designated Chairman of the Board. As Chairman of the Board, Mr. Adler shall not be an executive officer of Parent.

7.14 Purchase Note; Conversion Price of Preferred Stock. The Purchase Note shall provide that it is convertible into either Parent Common Stock or preferred stock of Parent at such time that Parent establishes a series of preferred stock. The conversion price of any such series of preferred stock shall be $1.06; provided, however, that if the average closing bid price of the Parent Common Stock for a period of ten (10) trading days prior to the Closing Date is less than $1.06, the conversion price into Parent Common Stock shall be adjusted to an amount equal to 120% of the average closing bid price of the Parent Common Stock during such ten (10) day period; provided further, however, that such adjusted conversion price shall in no event be less than $0.80 or greater than $1.06.

7.15 Accounts. The Accounts Receivable of Seller conveyed to Buyer as part of the Assets at Closing, net of the allowance for doubtful accounts, shall equal or exceed Seller's accounts payable which are assumed by Buyer hereunder as of the Closing Date. None of such Accounts Receivable shall more than 60 days past due. To the extent that such Accounts Receivable conveyed to Buyer are less than Seller's accounts payable assumed by Buyer, Seller shall pay to Parent the difference (the “Excess Amount.”). If Seller is required to pay the Excess Amount, Parent shall issue to Buyer a number of shares of Parent Common Stock equal to one share of Parent Common stock for each dollar of the Excess Amount, up to a maximum of 500,000 shares.

ARTICLE VIII
CONDITIONS PRECEDENT TO CLOSING

8.1 Conditions to Closing. The respective obligations of each party to effect the sale of the Assets and the transactions contemplated hereby shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

(a) Stockholder Approval. This Agreement shall have been duly approved by the requisite vote of stockholders of Seller at the Stockholder Meeting in accordance with applicable law, the certificate of incorporation and bylaws of Seller and the rules and regulations of NASDAQ.

(b) Authorizations and Consents. All Consents or terminations or expirations of waiting periods imposed by, any Governmental Body, which the failure to obtain, make or occur would have the effect of making the sale of the Assets or any of the transactions contemplated hereby illegal or would have, individually or in the aggregate, a material adverse effect on Parent (assuming the sale of the Assets had taken place), shall have been obtained, shall have been made or shall have occurred.

(c) No Order. No court or other Governmental Body having jurisdiction over the Company or Parent, or any of their respective subsidiaries, shall have been enacted, issued, promulgated, enforced or entered under any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the sale of the Assets or any of the transactions contemplated hereby illegal.

(d) Consents. Parent shall have obtained the consent to the transactions contemplated by this Agreement of each of (i) Cedar and (ii) the requisite investors in Parent's financing transactions consummated on July 5, 2005. Cedar shall have confirmed in writing to Seller that Parent is not in default of any of its agreements with Cedar as of the Closing Date.

(e) Internal Controls. Parent's internal controls shall be reasonably satisfactory to Seller and there shall be no material weaknesses in, or changes to, such internal controls that have materially affected or are reasonably likely to materially affect, such internal controls in an adverse manner.

8.2 Conditions to Obligations of Seller. The obligation of Seller to consummate the sale of the Assets to Buyer shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

(a) Performance of Obligations; Representations and Warranties. Each of Parent and Buyer shall have performed in all material respects each of its agreements contained in this Agreement required to be performed by them on or prior to the Effective Time, each of the representations and warranties of Parent and Buyer contained in this Agreement that is qualified by materiality shall be true and correct on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such date (other than representations and warranties that address matters only as of a certain date that shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and Seller shall have received a certificate signed on behalf of Parent by an officer to such effect.

  Buyer and Parent Deliveries. Buyer and Parent shall have delivered to Seller the instruments and documents set forth in Section 3.2(b).

8.3 Conditions to Obligations of Parent and Buyer. The obligations of Parent and Buyer to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

(a) Performance of Obligations; Representations and Warranties. Seller shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Effective Time, each of the representations and warranties of Seller contained in this Agreement that is qualified by materiality shall be true and correct on and as of the Effective Time as if made on and as of such date (other than representations and warranties that address matters only as of a certain date that shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such date (other than representations and warranties that address matters only as of a certain date that shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and Parent shall have received a certificate signed on behalf of Seller by its Chief Executive Officer and its Chief Accounting Officer to such effect.

(b) Consents. Seller shall have obtained the Consent of each Person that is not a Governmental Body whose Consent shall be required in connection with the sale of the Assets or any of the transactions contemplated hereby, except as to which the failure to obtain such Consents would not, individually or in the aggregate, have a material adverse effect on Parent (as if the sale of the Assets had been made).

(c) Secretary's Certificate. Parent shall have received a certificate, dated as of the date of Closing, of the secretary of Seller, in form and substance reasonably satisfactory to Parent, certifying (i) the certificate of incorporation of each of Seller and each subsidiary, (ii) the bylaws of Seller and each subsidiary, (iii) a certificate of good standing for each of Seller and its subsidiaries duly certified by the Secretary of State of the State of Delaware and (iv) the incumbency of each individual authorized to execute this Agreement on behalf of Seller.

(d) Litigation. There shall not be instituted or pending any suit, action or proceeding by any Governmental Body relating to this Agreement or any of the transactions contemplated hereby which is reasonably likely to result in a material adverse effect on Seller or Parent.

(e) Material Adverse Effect. Since the date of this Agreement, there shall have been no events, changes, circumstances or effects that, individually or in the aggregate, have had or could reasonably be expected to have a material adverse effect on Seller or the Assets.

(f) Seller Deliveries. Seller shall have delivered to Buyer the instruments and documents set forth in Section 3.2(a).

ARTICLE IX.
TERMINATION, AMENDMENT AND WAIVER

9.1 Termination. Subject to Section 9.4(b), this Agreement may be terminated at any time prior to the Effective Time, whether before or after any approval of the sale of the Assets by the stockholders of Seller:

(a) by mutual written consent of Parent and Seller;

(b) by either Parent or Seller if the other party shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement required to be complied with prior to the date of such termination, which failure to comply has not been cured within thirty business days following receipt by such other party of written notice from the nonbreaching party of such failure to comply;

(c) by either Parent or Seller if there has been (i) a breach by the other party (in the case of Parent, including any breach by Buyer) of any representation or warranty that is not qualified as to materiality which has the effect of making such representation or warranty not true and correct in all material respects or (ii) a breach by the other party (in the case of Parent, including any breach by Buyer) of any representation or warranty, in each case which breach has not been cured within thirty business days following receipt by the breaching party from the nonbreaching party of written notice of the breach;

(d) by Parent or Seller if the transactions contemplated by this Agreement have not been effected on or prior to the close of business on the date that is 120 days after the date of this Agreement; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(d) shall not be available to any party whose failure to fulfill any of its obligations contained in this Agreement has been the cause of, or resulted in, the failure of the sale of the Assets to have occurred on or prior to the aforesaid date;

(e) by Parent or Seller if any court or other Governmental Body having jurisdiction over a party hereto shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the sale of the Assets and such order, decree, ruling or other action shall have become final and nonappealable;

(f) by Parent or Seller if the stockholders of the Company do not approve this Agreement at the Stockholder Meeting or at any adjournment or postponement thereof; provided, however, that Seller may not terminate this Agreement pursuant to this Section 9.1(f) if Seller has not complied with its obligations under Sections 6.1 and 6.2 or has otherwise breached in any material respect its obligations under this Agreement in any manner that could reasonably have caused the failure of the stockholder approval to be obtained at the Stockholder Meeting;

(g) by Seller on or after the tenth calendar day after Seller has notified Parent in writing that the Board of Directors of Seller has determined that a Takeover Proposal involving Seller constitutes a Superior Proposal (as hereinafter defined); provided, that, as of such tenth calendar day after Seller has so notified Parent, the Board of Directors of Seller continues to believe in its good faith judgment, after taking into consideration any changes in the terms of the transactions contemplated by this Agreement that have been proposed by Parent on or prior to such date, that such Takeover Proposal involving Seller continues to constitute a Superior Proposal. For purposes of this Agreement “Superior Proposal” means a Takeover Proposal involving Seller that the Board of Directors of Seller determines in its good faith judgment, after consultation with its financial advisors, is more favorable to Seller's stockholders than the transactions contemplated by this Agreement; or

(h) by Parent if the Board of Directors of Seller shall have recommended to the stockholders of Seller any Takeover Proposal involving Seller.

The right of any party hereto to terminate this Agreement pursuant to this Section 9.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any Person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

9.2 Effect of Termination. In the event of termination of this Agreement by either Parent or Seller , as provided in Section 9.1, this Agreement shall forthwith become void, except as provided in Section 7.4, and there shall be no liability hereunder on the part of Seller, Parent, Buyer or their respective officers or directors and Section 1.4 and Article X, which shall survive the termination); provided, however, that nothing contained in this Section 9.2 shall relieve any party hereto from any liability for any willful breach of a representation or warranty contained in this Agreement or the breach of any covenant contained in this Agreement.

9.3 Amendment. This Agreement may be amended by the parties hereto, by or pursuant to action taken by their respective Boards of Directors, at any time before or after approval of the matters presented at the Stockholder Meeting, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

9.4 Waiver. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein which may legally be waived. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

ARTICLE X.
INDEMNIFICATION

10.1 Indemnification by Seller. Subject to the provisions of this Article X, Seller agrees to indemnify, defend and hold Parent, Buyer and their affiliates, parents, stockholders, subsidiaries, officers, directors, employees, agents, successors and assigns, (such indemnified persons are collectively hereinafter referred to as “Buyer Indemnified Persons”), harmless from and against any and all loss, liability, damage or deficiency (including interest, penalties, judgments, costs of preparation and investigation, and attorneys' fees) (collectively, “Losses”) that any Buyer Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to: (a) the Excluded Liabilities or the Excluded Assets; (b) the nonfulfillment of any covenant, undertaking, agreement or other obligation of Seller or any other party (other than Buyer or Parent) under this Agreement or any Schedule hereto; (c) any inaccuracy of any representation of Seller or any other party (other than Buyer or Parent) in this Agreement or any Schedule hereto; (d) the breach of any warranty or covenant of Seller or any other party (other than Buyer or Parent) in this Agreement or any Schedule hereto; (e) any and all environmental liabilities relating to the Assets incurred prior to the Closing Date; (f) any failure of Seller to comply with the laws of any jurisdiction relating to bulk transfers that may apply in connection with the sale and transfer of the Assets to Buyer; (g) any and all liabilities for Taxes (including the obligation to contribute to the payment of a tax determined on a consolidated, combined, or unitary basis with respect to a group of corporations that includes or included Seller) of Seller or its respective affiliates for all taxable periods or portions thereof ending on or before the Closing Date; (h) any and all liabilities for Taxes of any person under Treas. Reg. Section 1.1502-6(a) (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract or otherwise; or (i) any and all gains, transfer, sales, use, bulk sales, recording, registration, documentary, stamp, and other Taxes that may result from, or be incurred in connection with the transactions contemplated by this Agreement (“Conveyance Taxes”). “Losses” as used in this Article X is not limited to matters asserted by third parties, but includes Losses incurred or sustained in the absence of third party claims. Payment is not a condition precedent to recovery of indemnification for Losses. Notwithstanding the foregoing, Seller shall not be liable for indemnification hereunder until the aggregate Losses incurred by Parent or Buyer exceed $200,000, and Seller shall only be liable for the amount of such excess. The maximum liability of Seller to Parent and Buyer for Losses hereunder shall be $4,000,000.

10.2 Indemnification by Buyer. Subject to the provisions of this Article X, Buyer and Parent agree to indemnify, defend and hold Seller and its affiliates, parents, stockholders, subsidiaries, officers, directors, members, managers, employees, agents, successors and assigns, (such indemnified persons are collectively hereinafter referred to as “Seller Indemnified Persons”), harmless from and against any and all Losses that any Seller Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to: (a) the use of the Assets after the Closing Date; (b) the nonfulfillment of any covenant, undertaking, agreement or other obligation of Buyer under this Agreement or any Schedule hereto; (c) any inaccuracy of any representation of Buyer in this Agreement or any Schedule hereto; (d) the breach of any warranty or covenant of Buyer in this Agreement or any Schedule hereto; (e) any and all environmental liabilities relating to the Assets incurred after the Closing Date; or (f) liabilities for Taxes of Buyer for all taxable periods or portions thereof ending on or after the Closing Date. Notwithstanding the foregoing, Buyer shall not be liable for indemnification hereunder until the aggregate Losses incurred by Seller exceed $200,000, and Buyer shall only be liable for the amount of such excess. The maximum liability of Parent and Buyer to Seller for Losses hereunder shall be $4,000,000.

10.3 Survival of Representations, Warranties and Covenants. The several representations, warranties and covenants contained in this Agreement and Buyer Indemnified Persons' right to indemnity in accordance with this Article VII shall survive the Closing Date and shall remain in full force and effect for 12 months thereafter, at which time all such claims shall terminate except such claims notice of which has been given to Seller prior to the expiration of such 12-month period; provided, however, that the representations and warranties (and related right to indemnity) set forth in Sections 4.1, 4.2, 4.6(a), 5.1 and 5.2 shall survive indefinitely, and the representations and warranties (and related right to indemnity) set forth in Sections 4.11 and 4.12 shall survive for the length of the applicable statute of limitations.

10.4 Notice and Opportunity to Defend. If a claim for Losses (a “Claim”) is to be made by any Buyer Indemnified Person or Seller Indemnified Person (any such indemnified person, hereinafter a “Claimant”) seeking indemnification hereunder, such Claimant shall notify the indemnifying party or parties (any such indemnifying party, a “Respondent”) promptly. If such event involves (a) any claim or (b) the commencement of any action or proceeding by a third person, Claimant shall give Respondent written notice of such claim or the commencement of such action or proceeding as provided above. Delay or failure to so notify Respondent shall only relieve Respondent of its obligation to the extent, if at all, that Respondent is prejudiced by reason of such delay or failure. Respondent shall have a period of 30 days within which to respond thereto. If Respondent accepts responsibility or does not respond within such 30 day period, then Respondent shall be obligated to compromise or defend, at its own expense and by counsel chosen by Respondent, which counsel shall be acceptable to such Buyer Indemnified Person or Seller Indemnified Person, as the case may be, such matter, and Respondent shall provide Claimant with such assurances as may be reasonably required by Claimant to assure that Respondent will assume and be responsible for the entire liability at issue, subject to the limitations set forth in Sections 10.3 and 10.4 hereof. If Respondent fails to assume the defense of such matter within said 30 day period, Claimant will (upon delivering notice to such effect to Respondent) have the right to undertake, at Respondent's cost and expense, the defense, compromise or settlement of such matter on behalf of such Claimant. The Claimant agrees to cooperate with Respondent and its counsel in the defense against any such asserted liability. In any event, Claimant shall have the right to participate at its own expense in the defense of such asserted liability. Any compromise of such asserted liability by Respondent shall require the prior written consent of Claimant, which consent will not be unreasonably withheld and in the event Claimant defends any such asserted liability, then any compromise of such asserted liability by Claimant shall require the prior written consent of Respondent, which consent shall not be unreasonably withheld.

10.5 Remedies Exclusive. The remedies conferred by this Article X are intended to be exclusive of and shall supersede any other remedy available under law or at equity.

10.6 Right of Setoff. Upon notice to Seller specifying in reasonable detail the basis therefore, Buyer shall first set off any amount to which it may be entitled under this Article X against amounts otherwise payable to Seller under the Purchase Note, prior to making a claim for payment pursuant to Section 10.1. The exercise of such right of setoff by Buyer in good faith, whether or not ultimately determined to be justified, will not constitute an event of default under any instrument deferring the rights of the Parties. The exercise of such right of setoff will not constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it.

10.7 Settlement of Disputes.

(a) Arbitration. All disputes with respect to any claim for indemnification under this Article VII and all other disputes and controversies of every kind and nature between the parties hereto arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the following procedures:

(i) After a dispute or controversy arises, either party may, in a written notice delivered to the other party, demand such arbitration. Such notice shall include a statement of the matter in controversy;

(ii) Within 30 days after receipt of such demand, an arbitrator shall be chosen by the American Arbitration Association (“AAA”).

(iii) The arbitration hearing shall be held within 30 days of appointment of the arbitrator in Dallas, Texas, at a location designated by the arbitrator. The Commercial Arbitration Rules of the AAA shall be used and the substantive laws of the State of Texas (excluding conflict of laws provisions) shall apply;

(iv) An award rendered by the arbitrator appointed pursuant to this Agreement shall be final and binding on all parties to the proceeding, shall deal with the question of costs of the arbitration and all related matters, shall not award punitive damages, and judgment on such award may be entered by either party in a court of competent jurisdiction; and

(v) Except as set forth in subsection (b) below, the parties stipulate that the provisions of this Section 10.6 shall be a complete defense to any suit, action or proceeding instituted in any federal, state, or local court or before any administrative tribunal with respect to any controversy or dispute arising out of this Agreement. The arbitration provisions hereof shall, with respect to such controversy or dispute, survive the termination or expiration of this Agreement.

(b) Emergency Relief. Notwithstanding anything in this Section 10.6 to the contrary, either party may seek emergency relief from a court for any remedy that may be necessary to protect any rights or property of such party pending the establishment of the arbitral tribunal or its determination of the merits of the controversy.

ARTICLE XI.
MISCELLANEOUS

11.1 Expenses. Seller and Buyer shall each pay all costs and expenses incurred by it on its behalf, in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of their financial consultants, accountants and legal counsel.

11.2 Notices. All notices, requests, demands and other communications given hereunder (collectively, “Notices”) shall be in writing and delivered personally or by overnight courier to the parties at the following addresses or sent by telecopier or telex, with confirmation received, to the telecopy specified below:

If to Seller:

WQN, Inc.
14911 Quorum Drive, Suite 140
Dallas, Texas 75254
Attention: Chief Executive Officer
Telecopy No.: 972-980-4453
Telephone No.: 972-361-1980

With a copy to:

Patton Boggs LLP
2100 Ross Avenue Suite 3000
Dallas, Texas 75201
Attention: Charles Miller, Esq.
Telecopy No.: 214-758-1550
Telephone No.: 214-758-1500

If to Buyer or Parent:

VOIP, Inc.
12330 S.W. 53rd Street
Suite 712
Ft. Lauderdale, FL 33330
Telecopy No.: 954-434-2877
Telephone No.: 954-434-2000

With a copy to:

Andrews Kurth LLP
1717 Main Street Suite 2700
Dallas, Texas 75201
Attention: Ronald Brown, Esq.
Telecopy No.: 214-659-4819
Telephone No.: 214-659-4469

All Notices shall be deemed delivered when actually received if delivered personally or by overnight courier, sent by telecopier or telex (promptly confirmed in writing), addressed as set forth above. Each of the parties shall hereafter notify the other in accordance with this Section 11.2 of any change of address or telecopy number to which notice is required to be mailed.

11.3 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

11.4 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the parties.

11.5 Headings. The headings contained in this Agreement and in the Schedules and Exhibits hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.6 Assignment. This Agreement shall be binding upon the respective successors and assigns of the parties hereto. This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto.

11.7 Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas applicable to contracts made in that State, without giving effect to the conflicts of laws principles thereof.

11.8 No Third-Party Rights. This Agreement is not intended, and shall not be construed, to create any rights in any parties other than Buyer or Seller, and no Person shall assert any rights as third-party beneficiary hereunder.

11.9 Non-Waiver. The failure in any one or more instances of a party hereto to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

11.10 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

11.11 Incorporation of Exhibits and Schedules. The Exhibits and Schedules hereto are incorporated into this Agreement and shall be deemed a part hereof as if set forth herein in full. References herein to “this Agreement” and the words “herein,” “hereof” and words of similar import refer to this Agreement (including its Exhibits and Schedules) as an entirety. In the event of any conflict between the provisions of this Agreement and any such Exhibit or Schedule, the provisions of this Agreement shall control.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the day and year first above written.

WQN, INC.

By:	/s/ B. Michael Adler
Name:	B. Michael Adler
Title:	CEO

VOIP, INC.

By:	/s/ Steven Ivester
Name:	Steven Ivester
Title:	Chief Executive Officer

VOIP ACQUISITION COMPANY

By:	/s/ Steven Ivester
Name:	Steven Ivester
Title:	Chief Executive Officer

APPENDIX D

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

VoIP, INC.

ARTICLE ONE

VoIP, Inc. (the “Corporation”), pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, hereby adopts these restated Articles of Incorporation which accurately copy the original Articles of Incorporation and all amendments thereto that are in effect to date and as further amended by such restated Articles of Incorporation as hereinafter set forth and which contain no other change in any provision thereof.

ARTICLE TWO

The Articles of Incorporation of the Corporation are amended by the Amended and Restated Articles of Incorporation in their entirety as follows:

ARTICLE I

The name of this Corporation is VoIP, Inc.

ARTICLE II

The period of duration is perpetual.

ARTICLE III
PURPOSES

The purpose for which this Corporation is organized is to conduct any type of business endeavor which is legal pursuant to the laws of the State of Texas.

ARTICLE IV
SHARES

SECTION 1. The total number of shares of stock which the Corporation shall have authority to issue is Four Hundred Million (400,000,000) shares, $.001 par value, of common stock (“Common Stock”).

ARTICLE V
MAJORITY VOTE

With respect to any action to be taken by the shareholders of the Corporation under the Texas Business Corporation Act or otherwise, the vote or occurrence of the holders of a majority of the issued and outstanding shares of the Corporation shall control.

ARTICLE VI
NO CUMULATIVE VOTING

Cumulative voting is expressly prohibited. At each election of directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote; no shareholders shall be entitled to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by his shares shall equal, or by distributing such votes on the same principle among any number of such candidates.

ARTICLE VII
PRE-EMPTIVE RIGHTS

No holder of any stock of the Corporation shall be entitled as a matter of right to purchase or subscribe for any part of any stock of the Corporation authorized by these Articles or of any additional stock of any class to be issued by reason of any increase of the authorized stock of the Corporation or of any bonds, certificates of indebtedness, debentures, warrants, options or other securities convertible into any class or stock of the Corporation; but any stock authorized by these Articles or any such additional authorized issue of any stock or securities convertible into any stock may be issued and disposed of by the Board of Directors to such persons, firms, corporations or associations for such consideration and upon such terms and in such manner as the Board of Directors may decide in its discretion without offering any thereof on the same terms or on any terms to the shareholders then of record or to any class of shareholders, provided only that such issuance may not be inconsistent with any provision of law or with any of the provisions of these Articles.

ARTICLE VIII
CERTAIN INSIDER TRANSACTIONS

Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or employees, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of the director or directors at the meeting of the Board of Directors of the Corporation that acts upon, or in reference to, the contract or transaction, and notwithstanding his or their participation in the action, if the facts of such interest shall be disclosed or known to the Board of Directors and the Board of Directors shall, nevertheless, authorize or ratify the contract or transaction, the interested director or directors to be counted in determining whether a quorum is present and to be entitled to vote on such authorization of ratification. This Article VIII shall not be construed to invalidate any contract or other transaction that would otherwise be valid under the common and statutory law applicable to it.

ARTICLE IX
INDEMNIFICATION

The Corporation shall indemnify any person, by reason of the fact that he or she or his or her testator, or any intestate, is or was a director, officer, or employee of the Corporation, or of any corporation or other entity, which he or she served in such capacity at the request of the Corporation to the maximum extent of Texas law.

ARTICLE X
INSURANCE

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such a person, whether or not the Corporation would have the power to indemnify him against such liability by statute.

ARTICLE XI
LIMITATION ON LIABILITY

No person shall be liable to the Corporation for any loss or damage suffered by it due to any action taken or not taken by him as a director, officer or employee of the Corporation in good faith, if, in the exercise of ordinary care, this person:

A. Relied upon financial statements of the Corporation represented to be correct by the President or the officer of the Corporation having charge of its books of account, or stated in a written report by an independent public or certified public accountant or firm of such accountants to reflect fairly the financial condition of the Corporation; or considered the assets to be of their book value; or

B. Relied upon the written opinion of any attorney hired by or representing the Corporation.

ARTICLE XII
BYLAWS

Except to the extent such power may be modified or divested by action of the shareholders representing a majority of the issued and outstanding shares of the Common Stock of the Corporation taken at a regular or special meeting of the shareholders, the power to adopt, alter, amend or repeal the Bylaws of the Corporation shall be vested in the Board of Directors.

ARTICLE XIII
REGISTERED OFFICE AND REGISTERED AGENT

The post office address of its initial registered office and the name of its initial registered agent at such address are:

Registered Office:	__________________ __________________
Registered Agent:	__________________

ARTICLE XIV
CONSENT OF SHAREHOLDERS

Any action which must be taken at any annual or special meeting of shareholders may be taken without a meeting, without notice and without a vote, if a consent or consents in writing, setting forth the action taken, is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares are entitled to vote on the action were present and voted.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation on this ___ day of ___________________, 2006.

VoIP, INC.

By:
Anthony Cataldo, CEO

PROXY

VoIP, INC.
ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
FEBRUARY ____, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Anthony Cataldo and Robert Staats and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on _________________, at 10:00 a.m., local time, at VoIP, Inc. 151 So. Wymore Rd., Suite 3000, Altamonte Springs, Florida 32714, or at any adjournments or postponements thereof. The proxies will not be used to vote to adjourn the meeting in order to approve the matters to be voted on.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" IN SUPPORT OF
EACH OF THE LISTED PROPOSALS.

Election of Directors

☐	For All Nominees	☐	Withhold Authority Only For Those Nominees Whose Name(s) I Have Crossed Out Below	☐	Withhold Authority For All Nominees

Nominees for Directors are:

Anthony Cataldo	Gary Post	Stuart Kosh	Nicholas A. Iannuzzi

Proposal (2) to approve the adoption of the VoIP, Inc. 2006 Equity Incentive Plan.

FOR ☐  AGAINST ☐    ABSTAIN ☐

Proposal (3) to approve the Amended and Restated Articles of Incorporation of the Company to authorize 25,000,000 shares of preferred stock (which approval does not extend to the approval of any issuances of preferred stock).

FOR ☐   AGAINST ☐    ABSTAIN ☐

Proposal (4) to approve the Amended and Restated Articles of Incorporation of the Company to increase the number of shares of Common stock that the Company is authorized to issue to 400,000,000 shares of common stock (which approval does not extend to the approval of the issuance of any shares of common stock).

FOR ☐  AGAINST ☐    ABSTAIN ☐

Proposal (5) to approve the selection of Berkovits, Lago & Company, LLP as the Company's independent auditors for 2006.

FOR ☐  AGAINST ☐    ABSTAIN ☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposals (1), (2), (3), (4) and (5). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [________] DATE: _______, 2007 Signature (Joint owners) [_________] DATE: _______, 2007